EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of December 1, 2005 (the "Agreement"), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the "Seller") and Wachovia Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2005, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $2,483,692,268 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $2,534,116,891 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place December 29, 2005, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall be equal to (i) 99.0076% of the Wachovia Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $10,029,967, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C22" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C22", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C22", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C22, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90 day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon 30 days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible 30 day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, regardless of the document involved, no later than 2 years following the Closing Date; provided that the initial 90 day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have 10 Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party provided that the foregoing procedure in this
Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within 90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's articles of association or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firms KPMG LLP and/or Deloitte & Touche LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--The Parties--The Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and Conditions of the Mortgage Loans," "--Assessments of Property Condition," "--Co-Lender Loans," "--Additional Mortgage Loan Information," "--Twenty Largest Mortgage Loans," "--The Mortgage Loan Sellers," "--Underwriting Standards," and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "iv" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement,
(C) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans, or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement, the Preliminary Memorandum and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to
Section 3 or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchaser by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding anything to the contrary contained herein, the parties agree that the Seller shall not be obligated to indemnify the persons entitled to indemnification hereunder for the indemnification liabilities with respect to the Mortgage Loans sold to the Seller by Artesia (the "Artesia Mortgage Loans") incurred by such person. The failure of Artesia to honor its obligations with respect to the Artesia Mortgage Loans with respect to Section 7 of the Mortgage Loan Purchase Agreement entered into between Artesia Mortgage Capital Corporation and the Seller as of the date hereof (the "Artesia Mortgage Loan Purchase Agreement") shall in no event increase the liability or obligations of the Seller hereunder with respect to the Artesia Mortgage Loans, and any such indemnified liabilities shall be payable by Artesia in accordance with the terms thereof. This indemnity will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-127668 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated December 15, 2005, as supplemented by the prospectus supplement dated December 15, 2005 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus dated December 4, 2005 consisting of the preliminary free writing prospectus, including the base prospectus, dated October 14, 2005 attached thereto, as supplemented and corrected by that certain free writing prospectus dated December 13, 2005; "Preliminary Memorandum" shall mean the preliminary private placement memorandum dated December 13, 2005, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated December 15, 2005, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus, the Preliminary Prospectus Supplement and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated December 29, 2005 and rendered by KPMG LLP and Deloitte & Touche LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean a structural and collateral term sheet dated November 18, 2005 and each free writing prospectus listed on Annex B hereto.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchaser's obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchaser, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchaser (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP and Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By:  /s/  Wayne M. Fitzgerald, II
                                          --------------------------------------
                                          Name:   Wayne M. Fitzgerald, II
                                          Title:  Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161



                                       PURCHASER

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.

                                       By:  /s/  Charles L. Culbreth
                                          --------------------------------------
                                          Name:  Charles Culbreth
                                          Title: Managing Director

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the Insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the borrower to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the borrower to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any prepayment premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses, rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

            (a)   the Seller:

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

                  (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

                  in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

            (b) all premiums for such insurance have been paid;

            (c) such insurance is in full force and effect;

            (d) such insurance has a term of at least 5 years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

            (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule II, (A) the related Borrower was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Borrower to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

            (f) rights under such policy inure to the benefit of the Purchaser.

            53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 3, 7 and 104 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan number 3, which Mortgage Loan is secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

            (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

            (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

            (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

            (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

            (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

            (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

            (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exception to Representation 8



                 Loans                          Description of Exception
--------------------------------------------------------------------------------

1  Hyatt Center                          This Mortgage Loan is
                                         cross-collateralized and
                                         cross-defaulted with its related pari
                                         passu Companion Loan, which is not
                                         included in the Mortgage Pool.  In
                                         addition, the pari passu Companion
                                         Loan is secured by the same Mortgaged
                                         Property and the same Mortgage Loan
                                         securing this Mortgage Loan.
--------------------------------------------------------------------------------

64  Motel Pool I                         Certain franchisors and/or property
90.01 Best Western - Grand Forks, ND     managers of the Mortgaged Property
90.04 Settle Inn - Kaukauna, WI          have been granted a right of first
90.05 Super 8 - Seward, NE               refusal to purchase the related
                                         Mortgaged Property under the terms of
                                         their respective franchise agreement
                                         and/or property management agreement.
                                         Each right of first refusal is
                                         subordinate to the related Mortgage
                                         and is not exercisable in a
                                         foreclosure sale.
--------------------------------------------------------------------------------

Exceptions to Representation 11


                 LOANS                   Description of Exception
--------------------------------------------------------------------------------

90.01  Best Western - Grand Forks, ND    A repair reserve in the amount of
                                         $53,000 has been established to address
                                         certain contracted repairs which is
                                         approximately 110% of the amount of
                                         such contracts. In addition, a repair
                                         reserve in the amount of $17,500 has
                                         been established to address certain
                                         non-contracted repairs which amount is
                                         approximately 125% of the cost of such
                                         repairs.
--------------------------------------------------------------------------------

Exceptions to Representation 13

                 Loans                          Description of Exception
--------------------------------------------------------------------------------

13  Britannia Business Center II         Borrower has provided a blanket
16 Britannia  Business Center III        insurance policy with respect to both
                                         of these Mortgaged Properties and with
                                         respect to another property that is
                                         not included in the Trust Fund with an
                                         aggregate limit of $200 million.
--------------------------------------------------------------------------------

4  Extra Space PRISA Pool                Borrower is entitled to hold any
                                         insurance proceeds so long as it is
                                         possible to restore the related
                                         Mortgaged Property.
--------------------------------------------------------------------------------

4  Extra Space PRISA Pool                The related Mortgage Loan documents
                                         only require the borrower to give the
                                         mortgagee 10 days written notice prior
                                         to policy termination.
--------------------------------------------------------------------------------

6  Tiffany Building                      A lessee of the Mortgaged Property
                                         rather than the Mortgagor is required
                                         to maintain insurance coverage with
                                         respect to the related Mortgaged
                                         Property for so long as that lessee
                                         meets the requirements of its lease.
--------------------------------------------------------------------------------

6  Tiffany Building                      Any insurance proceeds from a casualty
                                         or condemnation are managed pursuant
                                         to a lease of the Mortgaged Property
                                         and may not be available to mortgagee
                                         if it is possible to restore the
                                         related Mortgaged Property.
--------------------------------------------------------------------------------

6  Tiffany Building                      Each Mortgaged Property is
33 Walmart 0 Hazard, KY                  self-insured.
83  Kohl's - Wadsworth, OH
103  Walgreens - Metairie, LA
104  Kmart - West Saint Paul, MN
107  Harris Teeter - Darnestown, MD
112  Walgreens - Mauldin, SC
116  Walgreens - Houston, TX
  (Hillcroft Avenue)
117  Walgreens - Marietta, GA
118  Walgreens - North Wilkesboro, NC
124  Walgreens - Hutchinson, KS
125  CVS - Winter Haven, FL
127  Walgreens - Harris County, TX
129  Walgreens - Saint Joseph, MO
136  Walgreens - Newton, KS
138  Walgreens - Warrensburg, MO
140  Conn's - Austin, TX
142  Conn's - Cedar Park, TX
150  Conn's - Hurst, TX
151  Rite Aid - Wheelersburg, OH

--------------------------------------------------------------------------------

64 Motel Pool I                          All insurance requirements specified
90 Motel Pool II                         under each Mortgage may not, as of the
                                         date of origination or thereafter,
                                         have been required to be satisfied in
                                         every respect; however, the coverages
                                         specifically enumerated in
                                         Representation 13 were in place at
                                         origination, and to Seller's actual
                                         knowledge, remain in place except as
                                         otherwise indicated in the exceptions
                                         to this Representation 13.
--------------------------------------------------------------------------------

64 Motel Pool I                          In determining the replacement cost of
90 Motel Pool II                         the FF&E for each hotel property,
                                         Originator relied on the insurance
                                         agent's calculations for FF&E using a
                                         fixed figure per room, rather than the
                                         appraiser's estimate based on a flat
                                         percentage of construction costs.
--------------------------------------------------------------------------------

Exceptions to Representation 23

                 Loans                          Description of Exception
--------------------------------------------------------------------------------

2  Tropicana Springs                     Borrower is permitted to transfer
13 Britannia Business Center II          tenant in common interests subject to
16 Britannia Business Center III         conditions set forth in the Mortgage
57 Crenshaw Business Park                Loan documents.
80  Villa Sierra Apartments
111  Wyndchase Apartments
--------------------------------------------------------------------------------

Exceptions to Representation 26



--------------------------------------------------------------------------------

                 Loans                          Description of Exception
--------------------------------------------------------------------------------

4  Extra Space PRISA Pool                The related Mortgage Loan documents
7 Metro Pointe at South Coast            permit a portion of the Mortgaged
72 White Stone Center                    Property to be released, subject to
90.01 Best Western - Grand Forks, ND     certain conditions set forth therein.
90.05  Super 8 - Seward, NE
--------------------------------------------------------------------------------

4  Extra Space PRISA Pool                The related Mortgage Loan documents
33 Walmart - Hazard, KY                  permit a portion of the Mortgaged
124 Walgreens - Hutchinson, KS           Property to be substituted, subject to
125 CVS - Winter Haven, FL               several conditions set forth therein.
129  Walgreens - St. Joseph, MO
136  Walgreens - Newton, KS
138  Walgreens - Warrensburg, MO
140  Conn's - Austin Texas
142  Conn's Cedar Park, TX
150  Conn's - Hurst, TX
151  Rite Aid - Wheelersburg, OH
--------------------------------------------------------------------------------

72 White Stone Center                    The related Mortgage Loan documents
                                         permit borrower to obtain a release
                                         from the lien with respect to
                                         after-acquired parcels.
--------------------------------------------------------------------------------

Exceptions to Representation 27

                 Loans                          Description of Exception
--------------------------------------------------------------------------------

69  Citifront Apartments                 The related Mortgaged Property is
111 Wyndchase Apartments                 non-conforming.

--------------------------------------------------------------------------------

Exceptions to Representation 29

--------------------------------------------------------------------------------

                 Loans                          Description of Exception

--------------------------------------------------------------------------------

7  Metro Pointe at South Coast           The Mortgagee has waived the
10 501 Second Street                     requirements for a non-consolidation
17 Greenery Mall                         opinion.
18 Park Ridge Apartments
19 Summerhill Pointe Apartment
20  Hamburg Village Shopping Center
23  The Shoppes at Eastchase & the
  Plaza at Eastchase
31  One Riverfront Plaza
50  One Grumman Road West
87  Oak Grove Market
--------------------------------------------------------------------------------

Exceptions to Representation 35

                 Loans                          Description of Exception
--------------------------------------------------------------------------------

69 Citifront Apartments                  At the time at which the related
88 Colonie Apartments                    mortgage loan was originated borrower
                                         had not obtained flood insurance in
                                         connection with the Mortgaged
                                         Property.  Borrower was required to
                                         obtain such insurance within 30 days of
                                         the origination date of the related
                                         Mortgage Loan.
--------------------------------------------------------------------------------

Exceptions to Representation 40

--------------------------------------------------------------------------------

                 Loans                          Description of Exception
--------------------------------------------------------------------------------

2  Westin Casuarina Hotel & Spa          The guarantor for each of these
3 Abbey II Pool                          Mortgaged Properties is not a natural
5 200 Four Falls Corporate Center        person.
6 Tiffany Building
9  One & Olney Square
10  501 Second Street
13  Britannia Business Center II
16  Britannia Business Center III
19  Summerhill Pointe Apartments
31  One Riverfront Plaza
33  Walmart - Hazard, KY
38  The Timbers Apartments
43  Marriott - Oklahoma City, OK
48  Putnam Place
51  Carriage Oaks Apartments
52  Virginia Office Pool
55  Vineyard Village Apartments
59  Comfort Inn - Warwick, RI
60  Holiday Inn Select - Orlando, FL
70  Wellington Farms Apartments
71  Scripps Ranch Marketplace II
73  Parkway Crossing Apartments
78  River Pointe Mall
100  U.S. Storage Center - Long
  Beach, CA
104  Kmart - West St. Paul, MN
109  350 Revolutionary Drive
124  Cole Walgreens - Hutchinson, KS
125  CVS Winter Haven FL
129  Walgreens - St. Joseph, MS
132  Turtle Place Apartments
134  U.S. Storage Center - Gardena,
  CA
136  Walgreens - Newton, KS
138  Walgreens - Warrensburg, MO
140  Conn's Austin TX
142  Conn's Cedar Park, TX
150  Conn's Hurst, TX
151  Rite Aid - Wheelersburg, OH
--------------------------------------------------------------------------------

1  Hyatt Center                          There is no third-party guarantor with
4 Extra Space PRISA Pool                 respect to the related Mortgage Loans.
7  Metro Pointe at South Coast
8  Eagle Ridge Mall
11  Knollwood Mall
15  Residence Inn - Beverly Hills, CA
17  Greenery Mall
23  Shoppes at Eastchase & The
  Plaza at Eastchase
42  Dublin Place Shopping Center
53  Yamato Office Center
54  Colonnades West Shopping Center
62  1201 Broadway
67  Patrick Commerce Center
87  Oak Grove Market
--------------------------------------------------------------------------------

30  Mansions in the Park                 A demand note has been executed with
36 Sugar Mill Apartments                 respect to the following Mortgage
51 Carriage Oaks Apartments              Loans in lieu of the requirement of a
75 Colonial Estates Apartments           third party guarantor.

--------------------------------------------------------------------------------

25  Palmer Town Center                   The requirement of an exception for
28 Price Plaza Center                    the non-recourse nature of the
40 Chloe Foods                           mortgage loan related to environmental
61 Camino Real Apartments                provisions was waived and borrower was
                                         instead allowed to provide an
                                         environmental insurance policy.
--------------------------------------------------------------------------------

64  Motel Pool I                         The Borrower is liable to mortgagee
90 Motel Pool II                         for losses incurred due to the
                                         misapplication of rents only with
                                         respect to rents received by the
                                         Borrower or any guarantor after
                                         mortgagee makes written demand
                                         therefor pursuant to any loan document.
--------------------------------------------------------------------------------

64 Motel Pool I                          The Mortgage Loan does not require, as
90 Motel Pool II                         a condition to a defeasance, that the
                                         defeasance be permitted only to
                                         facilitate the disposition or
                                         refinancing of the Mortgaged Property
                                         and not as a part of an arrangement to
                                         collateralize a REMIC offering with
                                         obligations that are not real estate
                                         mortgages.

--------------------------------------------------------------------------------

Exceptions to Representation 46


                 Loans                          Description of Exception
--------------------------------------------------------------------------------

7  Metro Pointe at South Coast           The related Mortgage Loan documents
20 Hamburg Village Shopping Center       permit future subordinate debt secured
69 Citifront Apartments                  by the Mortgaged Property, subject to
71 Scripps Ranch Marketplace II          certain conditions set forth therein.
72  White Stone Center
--------------------------------------------------------------------------------

13 Britannia Business Center II          The related Mortgaged Property is
25 Palmer Town Center                    encumbered by secured subordinate debt
28 Price Plaza Center                    separate from its related Companion
69 Citifront Apartment                   Loan.
--------------------------------------------------------------------------------

Exception to Representation 47

                 Loans                          Description of Exception
--------------------------------------------------------------------------------

104  Kmart - West St. Paul, MN           Borrower has agreed that separate tax
                                         parcels are to be created with respect
                                         to the related Mortgaged Property.
--------------------------------------------------------------------------------

55  Vineyard Village Apartments          A portion of the Mortgaged Property is
                                         contained in a neighboring tax parcel.
--------------------------------------------------------------------------------

Exceptions to Representation 50



                 Loans                            Description of Exception
--------------------------------------------------------------------------------

6  Tiffany Building                      The related Mortgage Loan documents do
7 Metro Pointe at  South Coast           not require quarterly operating
18 Park Ridge Apartments                 statements.
23  The Shoppes at Eastchase & the
  Plaza at Eastchase
33  Walmart - Hazard, KY
70  Wellington Farms Apartments
71  Scripps Ranch Marketplace II
83  Kohl's - Wadsworth, OH
95  Lake Plaza East
103  Walgreens - Metairie, LA
--------------------------------------------------------------------------------

1  Hyatt Center                          The related Mortgage Loan documents do
3 Abbey II Pool                          not require audited annual operating
4 Extra Space PRISA Pool                 statements.
6 Tiffany Building
10 501 Second Street
13 Britannia Business Center II
14 Birtcher Phoenix Pool
15 Residence Inn - Beverly Hills, CA
16 Britannia Business Center III
17 Greenery Mall
20 Hamburg Village Shopping Center
23 The Shoppes at Eastchase and
    the Plaza at Eastchase
25  Palmer Town Center
30  Mansions in the Park
106  34 South Broadway
--------------------------------------------------------------------------------

19  Summerhill Pointe Apartments         The related Mortgage Loan documents
                                         provide that borrower may deliver a
                                         balance sheet with respect to the
                                         property on an annual basis in lieu of
                                         annual financial statements. The
                                         related Mortgage Loan documents also
                                         provide for waiver of this requirement
                                         prior to the first sale of the
                                         Mortgaged Property.

--------------------------------------------------------------------------------

Exception to Representation 52

                  Loan                          Description of Exception
--------------------------------------------------------------------------------

25  Palmer Town Center                   No representation is made with respect
28 Price Plaza Center                    to the environmental policy. The
61 Camino Real Apartments                policy was provided in lieu of a
62 1201 Broadway                         guarantee, not to mitigate known or
                                         potential environmental matters.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule

Morgage        Loan
Loan           Group
Number         Number           Property Name                                                                       Address
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                         71 South Wacker Drive
     2            1      Westin Casuarina Hotel & Spa                            160 East Flamingo Road
     3            1      Abbey II Pool                                           Various
    3.01                 Fletcher Parkway Medical Center                         8881 Fletcher Parkway
    3.02                 Upland Freeway Center                                   1348-1438 West 7th Street
    3.03                 Aliso Viejo Commerce Center                             27782-27832 Aliso Creek Road
    3.04                 Wimbledon Village                                       12276-12550 Hesperia Road
    3.05                 Airport One Office Building(2)                          4403 Donald Douglas Drive
    3.06                 Cityview Plaza Office Park                              12361-12465 Lewis Street
    3.07                 Commerce Corporate Center                               5800 S. Eastern Avenue
    3.08                 Ming Office Park                                        5500 Ming Avenue
    3.09                 Moreno Valley Commerce Center                           23890-23962 Alessandro Boulevard
    3.10                 Glendora Commerce Center(2)                             1309-1397 Grand Avenue
    3.11                 La Mirada Commerce Center                               14670-14770 East Firestone Boulevard
    3.12                 Abbey Center                                            340, 400 & 490 South Farrell Drive
    3.13                 Arlington II - Riverside                                7145 Arlington Avenue
    3.14                 Fresno Airport (Gateway Plaza)(2)                       1901-1991 Gateway Boulevard
    3.15                 Palm Springs Airport                                    255 and 275 N. El Cielo Road
    3.16                 Mt. Vernon Commerce Center                              851 South Mt. Vernon Avenue
     4            1      Extra Space PRISA Pool                                  Various
    4.01                 Extra Space PRISA - Brooklyn, NY                        201 64th Street
    4.02                 Extra Space PRISA - Alexandria, VA                      1022 North Henry Street
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA                21123 South Norwalk Boulevard
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)               9848 Coral Way
    4.05                 Extra Space PRISA - Hicksville, NY                      789 South Broadway
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street) 1860 North Vine Street
    4.07                 Extra Space PRISA - Santa Cruz, CA                      2900 Soquel Avenue
    4.08                 Extra Space PRISA - Fredericksburg, VA                  2403 Plank Road
    4.09                 Extra Space PRISA - Santa Fe, NM                        875 West San Mateo Road
    4.1                  Extra Space PRISA - Birmingham, AL                      115 Grace Baker Road
    4.11                 Extra Space PRISA - Kingston, NY                        119 Sawkill Road
    4.12                 Extra Space PRISA - Ridge, NY                           14 Francis Mooney Drive
    4.13                 Extra Space PRISA - Skokie, IL                          7540 McCormick Boulevard
    4.14                 Extra Space PRISA - Gambrills, MD                       789 MD RT 31
    4.15                 Extra Space PRISA - Tyngsboro, MA                       3 Industrial Way
    4.16                 Extra Space PRISA - Brookfield, CT                      578 Federal Road
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)           20240 NW 2nd Avenue
    4.18                 Extra Space PRISA - Aloha, OR                           2909 SW 229th Avenue
    4.19                 Extra Space PRISA - Belleville, MI                      1900 Old Rawsonville Road
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)   4728 Fountain Avenue
    4.21                 Extra Space PRISA - Dallas, TX                          19211 Preston Road
    4.22                 Extra Space PRISA - Mount Laurel, NJ                    103 Ark Road
    4.23                 Extra Space PRISA - Spring, TX                          25690 Interstate 45
    4.24                 Extra Space PRISA - Towson, MD                          203 East Joppa Road
    4.25                 Extra Space PRISA - Vancouver, WA                       8016 NE 78th Street
    4.26                 Extra Space PRISA - Moreno Valley, CA                   21201 Box Springs Road
    4.27                 Extra Space PRISA - Harrison, NJ                        412 Harrison Avenue
    4.28                 Extra Space PRISA - Mesa, AZ                            112 North Alma School Road
    4.29                 Extra Space PRISA - Bartlett, TN                        3175 Germantown Road
    4.3                  Extra Space PRISA - Hauppauge, NY                       730 Old Willets Path
    4.31                 Extra Space PRISA - Willoughby, OH                      36155 Reading Avenue
    4.32                 Extra Space PRISA - Mentor, OH                          7679 Mentor Avenue
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)         4961 Covington Way
    4.34                 Extra Space PRISA - Amsterdam, NY                       Route 5 South
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road) 4994 Raleigh-LaGrange Road
     5            1      300 Four Falls Corporate Center(2)                      300 Conshohocken State Road
     6            1      Tiffany Building                                        15 Sylvan Way
     7            1      Metro Pointe at South Coast                             901 South Coast Drive
     8            1      Eagle Ridge Mall                                        451 Eagle Ridge Drive
     9            1      One & Olney Square(2)                                   5675 North Front Street
     10           1      501 Second Street                                       501 Second Street
     11           1      Knollwood Mall                                          8332 Highway 7
     12           2      Monte Viejo Apartments                                  2220 East Beardsley Road
     13           1      Britannia Business Center II                            5700 & 5720 Stoneridge Drive
     14           1      Birtcher Phoenix Pool                                   Various
   14.01                 AIG Building                                            16001 North 28th Avenue
   14.02                 TriWest Healthcare Complex                              15810 - 16010 North 28th Avenue
   14.03                 NCS Pearson Building                                    16402 North 28th Avenue
   14.04                 Hypercom Building                                       15640 North 28th Avenue
     15           1      Residence Inn - Beverly Hills, CA                       1177 South Beverly Drive
     16           1      Britannia Business Center III                           5870 Stoneridge Drive, 4511 Williow Road &
                                                                                  5735 West Las Positas Boulevard
     17           1      Greenery Mall                                           7700 North Kendall Drive
     18           2      Park Ridge Apartments                                   4949 Snyder Lane
     19           2      Summerhill Pointe Apartments                            9501 West Sahara Avenue
     20           1      Hamburg Village Shopping Center                         2300, 2304, 2308 and 2312 Sir Barton Way
     21           1      River City Renaissance Pool                             Various
   21.01                 3501 Stuart Avenue                                      3501 Stuart Avenue
   21.02                 3115 Monument Avenue                                    3115 Monument Avenue
   21.03                 2516 West Grace Street                                  2516 West Grace Street
   21.04                 2716 West Grace Street                                  2716 West Grace Street
   21.05                 2726 West Grace Street                                  2726 West Grace Street
   21.06                 2730 West Grace Street                                  2730 West Grace Street
   21.07                 2734 West Grace Street                                  2734 West Grace Street
   21.08                 711 North Boulevard                                     711 North Boulevard
   21.09                 801-803 North Boulevard                                 801-803 North Boulevard
    21.1                 805 North Boulevard                                     805 North Boulevard
   21.11                 808 North Boulevard                                     808 North Boulevard
   21.12                 811 North Boulevard                                     811 North Boulevard
   21.13                 2215 Monument Avenue                                    2215 Monument Avenue
   21.14                 25 North Boulevard                                      25 North Boulevard
   21.15                 2810 Monument Avenue                                    2810 Monument Avenue
   21.16                 706 North Boulevard                                     706 North Boulevard
   21.17                 2700 West Grace Street                                  2700 West Grace Street
   21.18                 2233 Monument Avenue                                    2233 Monument Avenue
   21.19                 803 North Robinson Street                               803 North Robinson Street
    21.2                 2217 Monument Avenue                                    2217 Monument Avenue
   21.21                 2225 Monument Avenue                                    2225 Monument Avenue
   21.22                 622 North Boulevard                                     622 North Boulevard
   21.23                 306 North Nansemond Street                              306 North Nansemond Street
     22           1      Cottonwood Corners Shopping Center                      3701-3741 Ellison Drive, NW
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase       SEQ of Taylor Road and Eastchase Parkway & SEQ
                                                                                  of Eastchase Parkway and Berryhill
     24           2      Knollwood Apartments                                    1651 Knollwood Drive
     25           1      Palmer Town Center                                      721 South 25th Street
     26           2      Londontowne Apartments                                  1591 Lane Avenue South
     28           1      Price Plaza Center                                      20200 Katy Freeway
     29           1      Lake Sweetwater Apartments(2)                           3100 Sweetwater Road
     30           1      Mansions in the Park                                    7250 Perkins Road
     31           1      One Riverfront Plaza                                    One Riverfront Plaza
     32           2      Sherwood Acres Apartments                               12757 Coursey Boulevard
     33           1      Walmart - Hazard, KY                                    120 Daniel Boone Plaza
     35           1      Extra Space - Marina Del Ray, CA                        4095 Glencoe Avenue
     36           1      Sugar Mill Apartments                                   855 Walther Boulevard
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                  2024 Timbers Hill Road
     39           2      Willowbend Lake Apartments                              11070 Mead Road
     40           1      Chloe Foods                                             3301 Atlantic Avenue / 85 & 111 Dinsmore Place
     41           1      Warner Atrium                                           6400 Canoga Avenue
     42           1      Dublin Place Shopping Center                            6910-7590 Amador Plaza Road
     43           1      Marriott - Oklahoma City, OK                            6300 Waterford Boulevard
     44           2      The Renaissance Apartments                              13421 North 43rd Avenue
     45           1      BJB - North Pine Grove                                  2816 North Pine Grove Avenue
     46           1      Woodside Village Shopping Center(2)                     4390-4450 US Highway 17 By-Pass
     47           1      Charter Pointe Apartments                               919 Ballard Street
     48           1      Putnam Place(5)                                         1245 Dixwell Avenue
     49           1      Springfield Commons                                     1501-1705 Bechtle Avenue
     50           1      One Grumman Road West                                   1 Grumman Road West
     51           1      Carriage Oaks Apartments                                12373 Oak Park Boulevard
     52           1      Virginia Office Pool(2)                                 Various
   52.01                 Wythe Building                                          1604 Santa Rosa Road
   52.02                 Culpeper Building                                       1606 Santa Rosa Road
   52.03                 Almond Building                                         1610 Forest Avenue
   52.04                 Lee Building                                            8004 Franklin Farms Drive
   52.05                 Ratcliffe Building                                      1602 Rolling Hills Drive
     53           1      Yamato Office Center                                    999-1001 Yamato Road
     54           1      Colonnades West Shopping Center                         10901 West Broad Street
     55           2      Vineyard Village Apartments                             8950 Arrow Route
     56           1      BJB - West Surf                                         426 West Surf Street
     57           1      Crenshaw Business Park                                  12501-12695 Crenshaw Boulevard
     58           1      Brittany Lane Apartments                                1404 Brittany Lane Northeast
     59           1      Comfort Inn - Warwick, RI                               1940 Post Road
     60           1      Holiday Inn Select - Orlando, FL                        12125 High Tech Avenue
     61           2      Camino Real Apartments                                  3305 Calle Cuervo NW
     62           1      1201 Broadway                                           1201 Broadway
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                         Various
   64.01                 Settle Inn - Council Bluffs, IA                         500 30th Avenue
   64.02                 Settle Inn - Bellevue, NE                               2105 Pratt Avenue
   64.03                 Best Western Settle Inn - Omaha, NE                     610 North 109th Court
   64.04                 Settle Inn - Lincoln, NE                                2800 Husker Circle
   64.05                 Settle Inn - Altoona, IA                                2101 Adventureland Drive
     65           2      Forestwood Apartments                                   10795 Mead Road
     66           1      Extra Space - Chatsworth, CA                            20221 Prairie Street
     67           1      Patrick Commerce Center                                 6171-6231 McLeod Drive and 2875-2925 Patrick Lane
     68           2      La Fontenay III Apartments                              175 La Fontenay Drive
     69           2      Citifront Apartments                                    641 West North Temple
     70           2      Wellington Farms Apartments(7)                          4700 Twisted Oaks Road
     71           1      Scripps Ranch Marketplace II                            10541-10549 Scripps Poway Parkway
     72           1      White Stone Center                                      9260 Highway 119
     73           2      Parkway Crossing(2)                                     102 La Mancha Drive
     74           1      Extra Space - Philadelphia, PA                          4433 Wayne Avenue
     75           1      Colonial Estates Apartments                             11360 Robinson Drive
     76           1      Loudoun Center                                          45305 Catalina Court; 45300 Catalina Court
     77           2      Tropicana Springs                                       4316 East Tropicana Avenue
     78           1      River Pointe Mall(8)                                    407 East Clifty Drive
     79           2      Clocktower Apartments                                   11600 SW 147th Terrace
     80           2      Villa Sierra Apartments                                 2425 McKinley Avenue
     81           2      Cedar Bluff Apartments                                  424 Cedar Bluff Road
     82           1      BJB - Ridge Pool                                        Various
   82.01                 BJB - 2129-2135 Ridge                                   2129-2135 North Ridge Avenue
   82.02                 BJB - 2121 Ridge                                        2121 Ridge Avenue
     83           1      Kohl's - Wadsworth, OH                                  SEQ I-76 and Akron Road
     84           1      BJB - Oakdale                                           517 West Oakdale Avenue
     85           1      Carmel Park II                                          11121 Carmel Commons Boulevard
     87           1      Oak Grove Market                                        15003-15121 SE McLoughlin Boulevard
     88           2      Colonie Apartments                                      2061 Sweet Home Road
     89           1      Key Plaza                                               286 Water Street
     90           1      Motel Pool II(6)                                        Various
   90.01                 Best Western - Grand Forks, ND                          710 1st Avenue North
   90.02                 Best Western - Lincoln, NE                              6501 North 28th Street
   90.03                 Settle Inn - Grand Forks, ND                            1211 North 47th Street
   90.04                 Settle Inn - Kaukauna, WI                               1201 Maloney Road
   90.05                 Super 8 - Seward, NE                                    3629 Progressive Road
     91           1      Extra Space - Cordova, TN                               381 North Germantown Parkway
     92           1      American Equities Technology Center(2)(9)               7100-7500 Technology Drive
     93           1      Buena Vista II Apartments                               12500 Park Boulevard
     94           1      Extra Space - Long Beach, CA                            2035 West Wardlow Road
     95           1      Lake Plaza East                                         900 Ridgefield Drive
     96           1      BJB - 1575 Oak  Avenue                                  1575 Oak Avenue
     97           1      Kyrene Corporate Center                                 9180-9280 South Kyrene Road
     98           1      Extra Space - Miami, FL                                 12380 SW 8th Street
     99           1      BreckenRidge Apartments                                 3209 Greendale Place
    100           1      US Storage Center - Long Beach, CA                      6655 Atlantic Avenue
    101           2      Lake Pointe Apartments - Phase 2                        1608,1664,1656,1628,1632 & 1636 Toronto Road
    102           1      Extra Space - Naples, FL                                14600 Old US 41
    103           1      Walgreens - Metairie, LA                                909 David Drive
    104           1      Kmart - West Saint Paul, MN                             50 Signal Hill Mall
    105           1      Extra Space - Burke, VA                                 6102 Freds Oak Road
    106           1      34 South Broadway                                       34 South Broadway
    107           1      Harris Teeter - Darnestown, MD                          14101 Darnestown Road
    108           1      BJB - Maple and Dempster Apartments                     1301-1311 Maple and 915-925 Dempster
    109           1      350 Revolutionary Drive                                 350 Revolutionary Drive
    110           1      445 Dolley Madison Road                                 445 Dolley Madison Road
    111           2      Wyndchase Apartments                                    1601 McRae Boulevard
    112           1      Walgreens - Mauldin, SC                                 104 West Butler Road
    113           1      Extra Space - Dallas, TX                                4114 North Central Expressway
    114           1      BJB - 2247 Ridge Avenue                                 2247 Ridge Avenue
    115           2      Carisbrooke Apartments Phase III                        2405, 2406, 2408 Heathrow Drive and 2406,
                                                                                  2408 Chiswick Drive
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)              3210 Hillcroft Avenue
    117           1      Walgreens - Marietta, GA                                2975 Delk Road
    118           1      Walgreens - North Wilkesboro, NC                        Old Highway 421 (Boone Trail) & Business 421
    119           1      Hillcrest Plaza Shopping Center                         755 Memorial Parkway
    120           1      Dreamy Draw Office Plaza                                1819 East Morten Avenue
    121           1      Extra Space - Las Vegas, NV                             3435 North Lamb Boulevard
    122           1      Extra Space - Columbus, OH (Kenny Road)                 4616 Kenny Road
    123           2      Driftwood Apartments                                    3830 University Boulevard South
    124           1      Walgreens - Hutchinson, KS                              510 East 30th Avenue
    125           1      CVS - Winter Haven, FL                                  3005 State Road 540 West
    126           1      Extra Space - Houston, TX                               8600 Main Street
    127           1      Walgreens - Harris County, TX                           2717 FM 1960 Road
    128           1      603 Dolley Madison Road                                 603 Dolley Madison Road
    129           1      Walgreens - Saint Joseph, MO                            2620 South Belt Highway
    130           1      Ninth Street North                                      811 Ninth Street North
    131           1      Extra Space - Plano, TX                                 6101 Wagner Way
    132           2      Turtle Place Apartments                                 455 Eastdale Road South
    133           1      Extra Space - Memphis TN (Winchester Road)              7222 Winchester Road
    134           1      US Storage Center - Gardena, CA                         620 184th Street
    135           2      Kentwood Apartments                                     3800 University Boulevard South
    136           1      Walgreens - Newton, KS                                  1300 North Main Street
    137           2      Barrington Apartments                                   2541, 2543, 2545, 2547, 2549, 2551,
                                                                                  2553 W. Springfield Avenue
    138           1      Walgreens - Warrensburg, MO                             621 North Maguire Street
    139           1      Patterson Pope Building                                 3001 North Graham Street
    140           1      Conn's - Austin, TX                                     2531 West Anderson Lane
    141           1      Extra Space - West Palm Beach, FL                       401 North Military Trail
    142           1      Conn's - Cedar Park, TX                                 11101 Pecan Park Boulevard
    143           2      Walworth Ridge Apartments                               100-146 Fox Lane
    144           1      Extra Space - Austin, TX                                6512 McNeil Drive
    145           1      Red Banks Crossing Shopping Center                      425 Greenville Boulevard SE
    146           1      Extra Space - North Highlands, CA                       2733 Elkhorn Boulevard
    147           2      Landings at Pilot Point Apartments                      909 South Washington
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)         2673 Mt. Moriah Terrace
    149           1      Extra Space - Columbus, OH (Schofield Drive)            111 Schofield Drive
    150           1      Conn's - Hurst, TX                                      747 Northeast Loop 820
    151           1      Rite Aid - Wheelersburg, OH                             8130 Ohio River Road

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Morgage        Loan
Loan           Group
Number         Number           Property Name                                           City                    State       Zip Code
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                         Chicago                         IL          60606
     2            1      Westin Casuarina Hotel & Spa                            Las Vegas                       NV          89109
     3            1      Abbey II Pool                                           Various                         CA         Various
    3.01                 Fletcher Parkway Medical Center                         La Mesa                         CA          91942
    3.02                 Upland Freeway Center                                   Upland                          CA          91786
    3.03                 Aliso Viejo Commerce Center                             Aliso Viejo                     CA          92656
    3.04                 Wimbledon Village                                       Victorville                     CA          92392
    3.05                 Airport One Office Building(2)                          Long Beach                      CA          90808
    3.06                 Cityview Plaza Office Park                              Garden Grove                    CA          92840
    3.07                 Commerce Corporate Center                               Commerce                        CA          90040
    3.08                 Ming Office Park                                        Bakersfield                     CA          93309
    3.09                 Moreno Valley Commerce Center                           Moreno Valley                   CA          92553
    3.10                 Glendora Commerce Center(2)                             Glendora                        CA          91740
    3.11                 La Mirada Commerce Center                               La Mirada                       CA          90638
    3.12                 Abbey Center                                            Palm Springs                    CA          92262
    3.13                 Arlington II - Riverside                                Riverside                       CA          92504
    3.14                 Fresno Airport (Gateway Plaza)(2)                       Fresno                          CA          93727
    3.15                 Palm Springs Airport                                    Palm Springs                    CA          92262
    3.16                 Mt. Vernon Commerce Center                              Colton                          CA          92324
     4            1      Extra Space PRISA Pool                                  Various                       Various      Various
    4.01                 Extra Space PRISA - Brooklyn, NY                        Brooklyn                        NY          11220
    4.02                 Extra Space PRISA - Alexandria, VA                      Alexandria                      VA          22314
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA                Hawaiian Gardens                CA          90716
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)               Miami                           FL          33133
    4.05                 Extra Space PRISA - Hicksville, NY                      Hicksville                      NY          11801
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street) Los Angeles                     CA          90028
    4.07                 Extra Space PRISA - Santa Cruz, CA                      Santa Cruz                      CA          95062
    4.08                 Extra Space PRISA - Fredericksburg, VA                  Fredericksburg                  VA          22401
    4.09                 Extra Space PRISA - Santa Fe, NM                        Santa Fe                        NM          87505
    4.1                  Extra Space PRISA - Birmingham, AL                      Birmingham                      AL          35210
    4.11                 Extra Space PRISA - Kingston, NY                        Kingston                        NY          12401
    4.12                 Extra Space PRISA - Ridge, NY                           Ridge                           NY          11961
    4.13                 Extra Space PRISA - Skokie, IL                          Skokie                          IL          60076
    4.14                 Extra Space PRISA - Gambrills, MD                       Gambrills                       MD          21054
    4.15                 Extra Space PRISA - Tyngsboro, MA                       Tyngsboro                       MA          01879
    4.16                 Extra Space PRISA - Brookfield, CT                      Brookfield                      CT          06804
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)           Miami                           FL          33169
    4.18                 Extra Space PRISA - Aloha, OR                           Aloha                           OR          97007
    4.19                 Extra Space PRISA - Belleville, MI                      Belleville                      MI          48111
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)   Los Angeles                     CA          90029
    4.21                 Extra Space PRISA - Dallas, TX                          Dallas                          TX          75252
    4.22                 Extra Space PRISA - Mount Laurel, NJ                    Mount Laurel                    NJ          08054
    4.23                 Extra Space PRISA - Spring, TX                          Spring                          TX          77386
    4.24                 Extra Space PRISA - Towson, MD                          Towson                          MD          21286
    4.25                 Extra Space PRISA - Vancouver, WA                       Vancouver                       WA          98662
    4.26                 Extra Space PRISA - Moreno Valley, CA                   Moreno Valley                   CA          92557
    4.27                 Extra Space PRISA - Harrison, NJ                        Harrison                        NJ          07029
    4.28                 Extra Space PRISA - Mesa, AZ                            Mesa                            AZ          85201
    4.29                 Extra Space PRISA - Bartlett, TN                        Bartlett                        TN          38133
    4.3                  Extra Space PRISA - Hauppauge, NY                       Hauppauge                       NY          11788
    4.31                 Extra Space PRISA - Willoughby, OH                      Willoughby                      OH          44060
    4.32                 Extra Space PRISA - Mentor, OH                          Mentor                          OH          44060
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)         Memphis                         TN          38128
    4.34                 Extra Space PRISA - Amsterdam, NY                       Amsterdam                       NY          12010
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road) Memphis                         TN          38128
     5            1      300 Four Falls Corporate Center(2)                      West Conshohocken Borough       PA          19428
     6            1      Tiffany Building                                        Parsippany                      NJ          07054
     7            1      Metro Pointe at South Coast                             Costa Mesa                      CA          92626
     8            1      Eagle Ridge Mall                                        Lake Wales                      FL          33859
     9            1      One & Olney Square(2)                                   Philadelphia                    PA          19120
     10           1      501 Second Street                                       San Francisco                   CA          94107
     11           1      Knollwood Mall                                          Saint Louis Park                MN          55426
     12           2      Monte Viejo Apartments                                  Phoenix                         AZ          85024
     13           1      Britannia Business Center II                            Pleasanton                      CA          94588
     14           1      Birtcher Phoenix Pool                                   Phoenix                         AZ          85023
   14.01                 AIG Building                                            Phoenix                         AZ          85023
   14.02                 TriWest Healthcare Complex                              Phoenix                         AZ          85023
   14.03                 NCS Pearson Building                                    Phoenix                         AZ          85023
   14.04                 Hypercom Building                                       Phoenix                         AZ          85023
     15           1      Residence Inn - Beverly Hills, CA                       Los Angeles                     CA          90035
     16           1      Britannia Business Center III                           Pleasanton                      CA          94588
     17           1      Greenery Mall                                           Miami                           FL          33156
     18           2      Park Ridge Apartments                                   Rohnert Park                    CA          94928
     19           2      Summerhill Pointe Apartments                            Las Vegas                       NV          89117
     20           1      Hamburg Village Shopping Center                         Lexington                       KY          40509
     21           1      River City Renaissance Pool                             Richmond                        VA         Various
   21.01                 3501 Stuart Avenue                                      Richmond                        VA          23221
   21.02                 3115 Monument Avenue                                    Richmond                        VA          23221
   21.03                 2516 West Grace Street                                  Richmond                        VA          23220
   21.04                 2716 West Grace Street                                  Richmond                        VA          23220
   21.05                 2726 West Grace Street                                  Richmond                        VA          23220
   21.06                 2730 West Grace Street                                  Richmond                        VA          23220
   21.07                 2734 West Grace Street                                  Richmond                        VA          23220
   21.08                 711 North Boulevard                                     Richmond                        VA          23220
   21.09                 801-803 North Boulevard                                 Richmond                        VA          23220
    21.1                 805 North Boulevard                                     Richmond                        VA          23220
   21.11                 808 North Boulevard                                     Richmond                        VA          23220
   21.12                 811 North Boulevard                                     Richmond                        VA          23220
   21.13                 2215 Monument Avenue                                    Richmond                        VA          23220
   21.14                 25 North Boulevard                                      Richmond                        VA          23220
   21.15                 2810 Monument Avenue                                    Richmond                        VA          23221
   21.16                 706 North Boulevard                                     Richmond                        VA          23220
   21.17                 2700 West Grace Street                                  Richmond                        VA          23220
   21.18                 2233 Monument Avenue                                    Richmond                        VA          23220
   21.19                 803 North Robinson Street                               Richmond                        VA          23220
    21.2                 2217 Monument Avenue                                    Richmond                        VA          23220
   21.21                 2225 Monument Avenue                                    Richmond                        VA          23220
   21.22                 622 North Boulevard                                     Richmond                        VA          23220
   21.23                 306 North Nansemond Street                              Richmond                        VA          23221
     22           1      Cottonwood Corners Shopping Center                      Albuquerque                     NM          87144
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase       Montgomery                      AL          36117
     24           2      Knollwood Apartments                                    Mobile                          AL          36609
     25           1      Palmer Town Center                                      Easton                          PA          18045
     26           2      Londontowne Apartments                                  Jacksonville                    FL          33210
     28           1      Price Plaza Center                                      Katy                            TX          77449
     29           1      Lake Sweetwater Apartments(2)                           Lawrenceville                   GA          30044
     30           1      Mansions in the Park                                    Baton Rouge                     LA          70808
     31           1      One Riverfront Plaza                                    Westbrook                       ME          04092
     32           2      Sherwood Acres Apartments                               Baton Rouge                     LA          70816
     33           1      Walmart - Hazard, KY                                    Hazard                          KY          41701
     35           1      Extra Space - Marina Del Ray, CA                        Marina Del Ray                  CA          90292
     36           1      Sugar Mill Apartments                                   Lawrenceville                   GA          30043
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                  Richmond                        VA          23235
     39           2      Willowbend Lake Apartments                              Baton Rouge                     LA          70816
     40           1      Chloe Foods                                             Brooklyn                        NY          11208
     41           1      Warner Atrium                                           Woodland Hills                  CA          91367
     42           1      Dublin Place Shopping Center                            Dublin                          CA          94568
     43           1      Marriott - Oklahoma City, OK                            Oklahoma City                   OK          73118
     44           2      The Renaissance Apartments                              Phoenix                         AZ          85029
     45           1      BJB - North Pine Grove                                  Chicago                         IL          60657
     46           1      Woodside Village Shopping Center(2)                     Murrells Inlet                  SC          29576
     47           1      Charter Pointe Apartments                               Altamonte Springs               FL          32608
     48           1      Putnam Place(5)                                         Hamden                          CT          06514
     49           1      Springfield Commons                                     Springfield                     OH          45504
     50           1      One Grumman Road West                                   Bethpage                        NY          11714
     51           1      Carriage Oaks Apartments                                Blaine                          MN          55434
     52           1      Virginia Office Pool(2)                                 Richmond                        VA          23229
   52.01                 Wythe Building                                          Richmond                        VA          23229
   52.02                 Culpeper Building                                       Richmond                        VA          23229
   52.03                 Almond Building                                         Richmond                        VA          23229
   52.04                 Lee Building                                            Richmond                        VA          23229
   52.05                 Ratcliffe Building                                      Richmond                        VA          23229
     53           1      Yamato Office Center                                    Boca Raton                      FL          33431
     54           1      Colonnades West Shopping Center                         Glen Allen                      VA          23060
     55           2      Vineyard Village Apartments                             Rancho Cucamonga                CA          91730
     56           1      BJB - West Surf                                         Chicago                         IL          60657
     57           1      Crenshaw Business Park                                  Hawthorne                       CA          90250
     58           1      Brittany Lane Apartments                                Lacey                           WA          98516
     59           1      Comfort Inn - Warwick, RI                               Warwick                         RI          02886
     60           1      Holiday Inn Select - Orlando, FL                        Orlando                         FL          32817
     61           2      Camino Real Apartments                                  Albuquerque                     NM          87114
     62           1      1201 Broadway                                           New York                        NY          10001
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                         Various                       Various      Various
   64.01                 Settle Inn - Council Bluffs, IA                         Council Bluffs                  IA          51501
   64.02                 Settle Inn - Bellevue, NE                               Bellevue                        NE          68123
   64.03                 Best Western Settle Inn - Omaha, NE                     Omaha                           NE          68154
   64.04                 Settle Inn - Lincoln, NE                                Lincoln                         NE          68504
   64.05                 Settle Inn - Altoona, IA                                Altoona                         IA          50009
     65           2      Forestwood Apartments                                   Baton Rouge                     LA          70816
     66           1      Extra Space - Chatsworth, CA                            Chatsworth                      CA          91311
     67           1      Patrick Commerce Center                                 Las Vegas                       NV          89120
     68           2      La Fontenay III Apartments                              Louisville                      KY          40223
     69           2      Citifront Apartments                                    Salt Lake City                  UT          84116
     70           2      Wellington Farms Apartments(7)                          Charlotte                       NC          28212
     71           1      Scripps Ranch Marketplace II                            San Diego                       CA          92131
     72           1      White Stone Center                                      Alabaster                       AL          35007
     73           2      Parkway Crossing(2)                                     Asheville                       NC          28805
     74           1      Extra Space - Philadelphia, PA                          Philadelphia                    PA          19144
     75           1      Colonial Estates Apartments                             Coon Rapids                     MN          55433
     76           1      Loudoun Center                                          Sterling                        VA          20166
     77           2      Tropicana Springs                                       Las Vegas                       NV          89121
     78           1      River Pointe Mall(8)                                    Madison                         IN          47250
     79           2      Clocktower Apartments                                   Beaverton                       OR          97007
     80           2      Villa Sierra Apartments                                 El Paso                         TX          79930
     81           2      Cedar Bluff Apartments                                  Knoxville                       TN          37918
     82           1      BJB - Ridge Pool                                        Evanston                        IL          60201
   82.01                 BJB - 2129-2135 Ridge                                   Evanston                        IL          60201
   82.02                 BJB - 2121 Ridge                                        Evanston                        IL          60201
     83           1      Kohl's - Wadsworth, OH                                  Wadsworth                       OH          42281
     84           1      BJB - Oakdale                                           Chicago                         IL          60657
     85           1      Carmel Park II                                          Charlotte                       NC          28226
     87           1      Oak Grove Market                                        Milwaukie                       OR          97267
     88           2      Colonie Apartments                                      Amherst                         NY          14226
     89           1      Key Plaza                                               Augusta                         ME          04330
     90           1      Motel Pool II(6)                                        Various                       Various      Various
   90.01                 Best Western - Grand Forks, ND                          Grand Forks                     ND          58203
   90.02                 Best Western - Lincoln, NE                              Lincoln                         NE          68504
   90.03                 Settle Inn - Grand Forks, ND                            Grand Forks                     ND          58203
   90.04                 Settle Inn - Kaukauna, WI                               Kaukauna                        WI          54130
   90.05                 Super 8 - Seward, NE                                    Seward                          NE          68434
     91           1      Extra Space - Cordova, TN                               Cordova                         TN          38018
     92           1      American Equities Technology Center(2)(9)               Melbourne                       FL          32904
     93           1      Buena Vista II Apartments                               Seminole                        FL          33772
     94           1      Extra Space - Long Beach, CA                            Long Beach                      CA          90810
     95           1      Lake Plaza East                                         Raleigh                         NC          27609
     96           1      BJB - 1575 Oak  Avenue                                  Evanston                        IL          60201
     97           1      Kyrene Corporate Center                                 Tempe                           AZ          85284
     98           1      Extra Space - Miami, FL                                 Miami                           FL          33184
     99           1      BreckenRidge Apartments                                 Birmingham                      AL          35243
    100           1      US Storage Center - Long Beach, CA                      Long Beach                      CA          90805
    101           2      Lake Pointe Apartments - Phase 2                        Springfield                     IL          62707
    102           1      Extra Space - Naples, FL                                Naples                          FL          34110
    103           1      Walgreens - Metairie, LA                                Metairie                        LA          70003
    104           1      Kmart - West Saint Paul, MN                             West Saint Paul                 MN          55118
    105           1      Extra Space - Burke, VA                                 Burke                           VA          22015
    106           1      34 South Broadway                                       White Plains                    NY          10601
    107           1      Harris Teeter - Darnestown, MD                          Darnestown                      MD          20874
    108           1      BJB - Maple and Dempster Apartments                     Evanston                        IL          60201
    109           1      350 Revolutionary Drive                                 Taunton                         MA          02718
    110           1      445 Dolley Madison Road                                 Greensboro                      NC          27410
    111           2      Wyndchase Apartments                                    El Paso                         TX          79925
    112           1      Walgreens - Mauldin, SC                                 Mauldin                         SC          29662
    113           1      Extra Space - Dallas, TX                                Dallas                          TX          75204
    114           1      BJB - 2247 Ridge Avenue                                 Evanston                        IL          60201
    115           2      Carisbrooke Apartments Phase III                        Champaign                       IL          61820
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)              Houston                         TX          77057
    117           1      Walgreens - Marietta, GA                                Marietta                        GA          30067
    118           1      Walgreens - North Wilkesboro, NC                        North Wilkesboro                NC          28659
    119           1      Hillcrest Plaza Shopping Center                         Phillipsburg                    NJ          08865
    120           1      Dreamy Draw Office Plaza                                Phoenix                         AZ          85020
    121           1      Extra Space - Las Vegas, NV                             Las Vegas                       NV          89115
    122           1      Extra Space - Columbus, OH (Kenny Road)                 Columbus                        OH          43220
    123           2      Driftwood Apartments                                    Jacksonville                    FL          32216
    124           1      Walgreens - Hutchinson, KS                              Hutchinson                      KS          67502
    125           1      CVS - Winter Haven, FL                                  Winter Haven                    FL          33880
    126           1      Extra Space - Houston, TX                               Houston                         TX          77025
    127           1      Walgreens - Harris County, TX                           Houston                         TX          77073
    128           1      603 Dolley Madison Road                                 Greensboro                      NC          27410
    129           1      Walgreens - Saint Joseph, MO                            Saint Joseph                    MO          64503
    130           1      Ninth Street North                                      Durham                          NC          27705
    131           1      Extra Space - Plano, TX                                 Plano                           TX          75023
    132           2      Turtle Place Apartments                                 Montgomery                      AL          36117
    133           1      Extra Space - Memphis TN (Winchester Road)              Memphis                         TN          38018
    134           1      US Storage Center - Gardena, CA                         Gardena                         CA          90248
    135           2      Kentwood Apartments                                     Jacksonville                    FL          32216
    136           1      Walgreens - Newton, KS                                  Newton                          KS          67114
    137           2      Barrington Apartments                                   Champaign                       IL          61820
    138           1      Walgreens - Warrensburg, MO                             Warrensburg                     MO          64093
    139           1      Patterson Pope Building                                 Charlotte                       NC          28206
    140           1      Conn's - Austin, TX                                     Austin                          TX          78757
    141           1      Extra Space - West Palm Beach, FL                       West Palm Beach                 FL          33415
    142           1      Conn's - Cedar Park, TX                                 Cedar Park                      TX          78613
    143           2      Walworth Ridge Apartments                               Walworth                        WI          53184
    144           1      Extra Space - Austin, TX                                Austin                          TX          78729
    145           1      Red Banks Crossing Shopping Center                      Greenville                      NC          27858
    146           1      Extra Space - North Highlands, CA                       North Highlands                 CA          95660
    147           2      Landings at Pilot Point Apartments                      Pilot Point                     TX          76258
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)         Memphis                         TN          38115
    149           1      Extra Space - Columbus, OH (Schofield Drive)            Columbus                        OH          43213
    150           1      Conn's - Hurst, TX                                      Hurst                           TX          76053
    151           1      Rite Aid - Wheelersburg, OH                             Wheelersburg                    OH          45694

(TABLE CONTINUED)

Morgage        Loan
Loan           Group                                                                                Cut-off Date      Monthly P&I
Number         Number           Property Name                                          County      Loan Balance ($)   Payments ($)
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                          Cook              162,500,000.00  916,549.14
     2            1      Westin Casuarina Hotel & Spa                             Clark             159,674,199.01  909,466.52
     3            1      Abbey II Pool                                            Various           148,865,000.00  816,514.54
    3.01                 Fletcher Parkway Medical Center                          San Diego
    3.02                 Upland Freeway Center                                    San Bernardino
    3.03                 Aliso Viejo Commerce Center                              Orange
    3.04                 Wimbledon Village                                        San Bernardino
    3.05                 Airport One Office Building(2)                           Los Angeles
    3.06                 Cityview Plaza Office Park                               Orange
    3.07                 Commerce Corporate Center                                Los Angeles
    3.08                 Ming Office Park                                         Kern
    3.09                 Moreno Valley Commerce Center                            Riverside
    3.10                 Glendora Commerce Center(2)                              Los Angeles
    3.11                 La Mirada Commerce Center                                Los Angeles
    3.12                 Abbey Center                                             Riverside
    3.13                 Arlington II - Riverside                                 Riverside
    3.14                 Fresno Airport (Gateway Plaza)(2)                        Fresno
    3.15                 Palm Springs Airport                                     Riverside
    3.16                 Mt. Vernon Commerce Center                               San Bernardino
     4            1      Extra Space PRISA Pool                                   Various           145,000,000.00      IO
    4.01                 Extra Space PRISA - Brooklyn, NY                         Kings
    4.02                 Extra Space PRISA - Alexandria, VA                       Alexandria City
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA                 Los Angeles
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)                Dade
    4.05                 Extra Space PRISA - Hicksville, NY                       Nassau
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)  Los Angeles
    4.07                 Extra Space PRISA - Santa Cruz, CA                       Santa Cruz
    4.08                 Extra Space PRISA - Fredericksburg, VA                   Fredericksburg
    4.09                 Extra Space PRISA - Santa Fe, NM                         Santa Fe
    4.1                  Extra Space PRISA - Birmingham, AL                       Jefferson
    4.11                 Extra Space PRISA - Kingston, NY                         Ulster
    4.12                 Extra Space PRISA - Ridge, NY                            Suffolk
    4.13                 Extra Space PRISA - Skokie, IL                           Cook
    4.14                 Extra Space PRISA - Gambrills, MD                        Anne Arundel
    4.15                 Extra Space PRISA - Tyngsboro, MA                        Middlesex
    4.16                 Extra Space PRISA - Brookfield, CT                       Fairfield
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)            Dade
    4.18                 Extra Space PRISA - Aloha, OR                            Washington
    4.19                 Extra Space PRISA - Belleville, MI                       Wayne
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)    Los Angeles
    4.21                 Extra Space PRISA - Dallas, TX                           Collin
    4.22                 Extra Space PRISA - Mount Laurel, NJ                     Burlington
    4.23                 Extra Space PRISA - Spring, TX                           Montgomery
    4.24                 Extra Space PRISA - Towson, MD                           Baltimore
    4.25                 Extra Space PRISA - Vancouver, WA                        Clark
    4.26                 Extra Space PRISA - Moreno Valley, CA                    Riverside
    4.27                 Extra Space PRISA - Harrison, NJ                         Hudson
    4.28                 Extra Space PRISA - Mesa, AZ                             Maricopa
    4.29                 Extra Space PRISA - Bartlett, TN                         Shelby
    4.3                  Extra Space PRISA - Hauppauge, NY                        Suffolk
    4.31                 Extra Space PRISA - Willoughby, OH                       Lake
    4.32                 Extra Space PRISA - Mentor, OH                           Lake
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)          Shelby
    4.34                 Extra Space PRISA - Amsterdam, NY                        Montgomery
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)  Shelby
     5            1      300 Four Falls Corporate Center(2)                       Montgomery        72,000,000.00   418,344.69
     6            1      Tiffany Building                                         Morris            58,400,000.00     Steps
     7            1      Metro Pointe at South Coast                              Orange            57,000,000.00   316,523.65
     8            1      Eagle Ridge Mall                                         Polk              49,895,997.26   281,108.82
     9            1      One & Olney Square(2)                                    Philadelphia      43,000,000.00   233,997.13
     10           1      501 Second Street                                        San Francisco     42,720,000.00   239,885.95
     11           1      Knollwood Mall                                           Hennepin          41,911,510.06   234,559.90
     12           2      Monte Viejo Apartments                                   Maricopa          41,500,000.00   233,553.65
     13           1      Britannia Business Center II                             Alameda           41,000,000.00   228,184.39
     14           1      Birtcher Phoenix Pool                                    Maricopa          40,960,000.00   234,368.48
   14.01                 AIG Building                                             Maricopa
   14.02                 TriWest Healthcare Complex                               Maricopa
   14.03                 NCS Pearson Building                                     Maricopa
   14.04                 Hypercom Building                                        Maricopa
     15           1      Residence Inn - Beverly Hills, CA                        Los Angeles       38,000,000.00   242,054.69
     16           1      Britannia Business Center III                            Alameda           35,000,000.00   194,791.56
     17           1      Greenery Mall                                            Miami - Dade      35,000,000.00   198,945.80
     18           2      Park Ridge Apartments                                    Sonoma            33,500,000.00       IO
     19           2      Summerhill Pointe Apartments                             Clark             33,100,000.00   192,952.39
     20           1      Hamburg Village Shopping Center                          Fayette           31,780,000.00       IO
     21           1      River City Renaissance Pool                              Richmond City     30,285,631.73   168,912.11
   21.01                 3501 Stuart Avenue                                       Richmond City
   21.02                 3115 Monument Avenue                                     Richmond City
   21.03                 2516 West Grace Street                                   Richmond City
   21.04                 2716 West Grace Street                                   Richmond City
   21.05                 2726 West Grace Street                                   Richmond City
   21.06                 2730 West Grace Street                                   Richmond City
   21.07                 2734 West Grace Street                                   Richmond City
   21.08                 711 North Boulevard                                      Richmond City
   21.09                 801-803 North Boulevard                                  Richmond City
    21.1                 805 North Boulevard                                      Richmond City
   21.11                 808 North Boulevard                                      Richmond City
   21.12                 811 North Boulevard                                      Richmond City
   21.13                 2215 Monument Avenue                                     Richmond City
   21.14                 25 North Boulevard                                       Richmond City
   21.15                 2810 Monument Avenue                                     Richmond City
   21.16                 706 North Boulevard                                      Richmond City
   21.17                 2700 West Grace Street                                   Richmond City
   21.18                 2233 Monument Avenue                                     Richmond City
   21.19                 803 North Robinson Street                                Richmond City
    21.2                 2217 Monument Avenue                                     Richmond City
   21.21                 2225 Monument Avenue                                     Richmond City
   21.22                 622 North Boulevard                                      Richmond City
   21.23                 306 North Nansemond Street                               Richmond City
     22           1      Cottonwood Corners Shopping Center                       Bernalillo        28,100,000.00       IO
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase        Montgomery        26,300,000.00       IO
     24           2      Knollwood Apartments                                     Mobile            25,040,000.00   143,276.04
     25           1      Palmer Town Center                                       Northampton       25,025,000.00       IO
     26           2      Londontowne Apartments                                   Duval             24,825,000.00   139,400.02
     28           1      Price Plaza Center                                       Harris            23,400,000.00       IO
     29           1      Lake Sweetwater Apartments(2)                            Gwinnett          21,875,172.41   124,321.85
     30           1      Mansions in the Park                                     East Baton Rouge  21,500,000.00       IO
     31           1      One Riverfront Plaza                                     Cumberland        20,000,000.00   117,795.83
     32           2      Sherwood Acres Apartments                                East Baton Rouge  20,000,000.00   114,437.73
     33           1      Walmart - Hazard, KY                                     Perry             19,715,000.00       IO
     35           1      Extra Space - Marina Del Ray, CA                         Los Angeles       18,400,000.00   102,004.73
     36           1      Sugar Mill Apartments                                    Gwinnett          18,400,000.00       IO
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                   Henrico           17,300,000.00       IO
     39           2      Willowbend Lake Apartments                               East Baton Rouge  17,200,000.00   98,416.45
     40           1      Chloe Foods                                              Kings             17,000,000.00   115,529.91
     41           1      Warner Atrium                                            Los Angeles       16,923,339.09   91,779.87
     42           1      Dublin Place Shopping Center                             Alameda           16,920,000.00       IO
     43           1      Marriott - Oklahoma City, OK                             Oklahoma          16,700,000.00   101,062.04
     44           2      The Renaissance Apartments                               Maricopa          16,100,000.00       IO
     45           1      BJB - North Pine Grove                                   Cook              16,060,000.00   86,115.43
     46           1      Woodside Village Shopping Center(2)                      Georgetown        16,000,000.00   90,244.84
     47           1      Charter Pointe Apartments                                Seminole          15,960,000.00   91,321.31
     48           1      Putnam Place(5)                                          New Haven         15,900,000.00   93,293.73
     49           1      Springfield Commons                                      Clark             15,750,000.00   86,777.08
     50           1      One Grumman Road West                                    Nassau            15,500,000.00   88,583.55
     51           1      Carriage Oaks Apartments                                 Anoka             15,300,000.00       IO
     52           1      Virginia Office Pool(2)                                  Henrico           15,300,000.00   85,437.30
   52.01                 Wythe Building                                           Henrico
   52.02                 Culpeper Building                                        Henrico
   52.03                 Almond Building                                          Henrico
   52.04                 Lee Building                                             Henrico
   52.05                 Ratcliffe Building                                       Henrico
     53           1      Yamato Office Center                                     Palm Beach        15,300,000.00       IO
     54           1      Colonnades West Shopping Center                          Henrico           14,040,000.00       IO
     55           2      Vineyard Village Apartments                              San Bernardino    14,000,000.00   76,271.25
     56           1      BJB - West Surf                                          Cook              13,750,000.00   73,728.96
     57           1      Crenshaw Business Park                                   Los Angeles       13,000,000.00     73650
     58           1      Brittany Lane Apartments                                 Thurston          12,740,000.00   70,508.65
     59           1      Comfort Inn - Warwick, RI                                South             12,600,000.00   76,474.67
     60           1      Holiday Inn Select - Orlando, FL                         Orange            12,400,000.00   75,040.08
     61           2      Camino Real Apartments                                   Bernalillo        12,390,000.00       IO
     62           1      1201 Broadway                                            New York          11,971,510.16   62,814.86
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                          Various           11,345,000.00   80,691.16
   64.01                 Settle Inn - Council Bluffs, IA                          Pottawattamie
   64.02                 Settle Inn - Bellevue, NE                                Sarpy
   64.03                 Best Western Settle Inn - Omaha, NE                      Douglas
   64.04                 Settle Inn - Lincoln, NE                                 Lancaster
   64.05                 Settle Inn - Altoona, IA                                 Polk
     65           2      Forestwood Apartments                                    East Baton Rouge  11,320,000.00   64,771.76
     66           1      Extra Space - Chatsworth, CA                             Los Angeles       11,200,000.00   62,089.83
     67           1      Patrick Commerce Center                                  Clark             11,000,000.00       IO
     68           2      La Fontenay III Apartments                               Jefferson         10,400,000.00   59,507.62
     69           2      Citifront Apartments                                     Salt Lake         9,250,000.00    51,078.84
     70           2      Wellington Farms Apartments(7)                           Mecklenburg       9,250,000.00    54,759.49
     71           1      Scripps Ranch Marketplace II                             San Diego         9,200,000.00    53,105.69
     72           1      White Stone Center                                       Shelby            9,141,105.43    51,722.48
     73           2      Parkway Crossing(2)                                      Buncombe          9,100,000.00    50,250.54
     74           1      Extra Space - Philadelphia, PA                           Philadelphia      9,000,000.00    49,893.62
     75           1      Colonial Estates Apartments                              Anoka             8,800,000.00        IO
     76           1      Loudoun Center                                           Loudoun           8,700,000.00      47880
     77           2      Tropicana Springs                                        Clark             8,700,000.00        IO
     78           1      River Pointe Mall(8)                                     Jefferson         8,600,000.00    46,693.68
     79           2      Clocktower Apartments                                    Washington        8,500,000.00        IO
     80           2      Villa Sierra Apartments                                  El Paso           8,000,000.00    44,077.25
     81           2      Cedar Bluff Apartments                                   Knox              7,903,448.00    45,222.63
     82           1      BJB - Ridge Pool                                         Cook              7,812,000.00    41,888.78
   82.01                 BJB - 2129-2135 Ridge                                    Cook
   82.02                 BJB - 2121 Ridge                                         Cook
     83           1      Kohl's - Wadsworth, OH                                   Medina            7,806,573.99    44,765.76
     84           1      BJB - Oakdale                                            Cook              7,628,000.00    40,902.15
     85           1      Carmel Park II                                           Mecklenburg       7,500,000.00    42,772.59
     87           1      Oak Grove Market                                         Clackamas         7,358,000.00        IO
     88           2      Colonie Apartments                                       Erie              7,312,000.00    41,930.56
     89           1      Key Plaza                                                Kennebec          7,200,000.00    41,288.30
     90           1      Motel Pool II(6)                                         Various           7,155,000.00    50,889.84
   90.01                 Best Western - Grand Forks, ND                           Grand Forks
   90.02                 Best Western - Lincoln, NE                               Lancaster
   90.03                 Settle Inn - Grand Forks, ND                             Grand Forks
   90.04                 Settle Inn - Kaukauna, WI                                Outagamie
   90.05                 Super 8 - Seward, NE                                     Seward
     91           1      Extra Space - Cordova, TN                                Shelby            6,900,000.00    38,251.77
     92           1      American Equities Technology Center(2)(9)                Brevard           6,800,000.00    40,202.84
     93           1      Buena Vista II Apartments                                Pinellas          6,750,000.00    37,903.33
     94           1      Extra Space - Long Beach, CA                             Los Angeles       6,200,000.00    34,371.16
     95           1      Lake Plaza East                                          Wake              6,200,000.00    36,181.52
     96           1      BJB - 1575 Oak  Avenue                                   Cook              6,187,000.00    33,175.35
     97           1      Kyrene Corporate Center                                  Maricopa          6,160,000.00    35,246.82
     98           1      Extra Space - Miami, FL                                  Dade              6,100,000.00    33,816.78
     99           1      BreckenRidge Apartments                                  Jefferson         5,917,241.00    33,857.78
    100           1      US Storage Center - Long Beach, CA                       Los Angeles       5,500,000.00    29,592.45
    101           2      Lake Pointe Apartments - Phase 2                         Sangamon          5,473,655.39    30,091.28
    102           1      Extra Space - Naples, FL                                 Collier           5,400,000.00    29,936.17
    103           1      Walgreens - Metairie, LA                                 Jefferson         5,290,000.00    30,368.78
    104           1      Kmart - West Saint Paul, MN                              Dakota            5,194,703.42    30,776.58
    105           1      Extra Space - Burke, VA                                  Fairfax           5,100,000.00    28,273.05
    106           1      34 South Broadway                                        Westchester       5,000,000.00    28,138.99
    107           1      Harris Teeter - Darnestown, MD                           Montgomery        4,940,000.00    28,828.50
    108           1      BJB - Maple and Dempster Apartments                      Cook              4,904,000.00      26296
    109           1      350 Revolutionary Drive                                  Bristol           4,850,000.00        IO
    110           1      445 Dolley Madison Road                                  Guilford          4,825,000.00    27,882.14
    111           2      Wyndchase Apartments                                     El Paso           4,800,000.00    26,446.35
    112           1      Walgreens - Mauldin, SC                                  Greenville        4,720,000.00    26,799.64
    113           1      Extra Space - Dallas, TX                                 Dallas            4,400,000.00    24,392.43
    114           1      BJB - 2247 Ridge Avenue                                  Cook              4,280,000.00    22,949.82
    115           2      Carisbrooke Apartments Phase III                         Champaign         4,270,767.26      23608
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)               Harris            4,250,000.00    24,398.36
    117           1      Walgreens - Marietta, GA                                 Cobb              4,183,577.46    24,280.64
    118           1      Walgreens - North Wilkesboro, NC                         Wilkes            4,105,000.00    23,695.53
    119           1      Hillcrest Plaza Shopping Center                          Warren            4,050,000.00    23,506.22
    120           1      Dreamy Draw Office Plaza                                 Maricopa          4,000,000.00    22,887.55
    121           1      Extra Space - Las Vegas, NV                              Clark             3,900,000.00    21,620.57
    122           1      Extra Space - Columbus, OH (Kenny Road)                  Franklin          3,800,000.00    21,066.19
    123           2      Driftwood Apartments                                     Duval             3,750,000.00    21,057.40
    124           1      Walgreens - Hutchinson, KS                               Reno              3,462,000.00        IO
    125           1      CVS - Winter Haven, FL                                   Polk              3,424,000.00        IO
    126           1      Extra Space - Houston, TX                                Harris            3,400,000.00    18,848.70
    127           1      Walgreens - Harris County, TX                            Harris            3,388,000.00    20,073.79
    128           1      603 Dolley Madison Road                                  Guilford          3,375,000.00    19,503.05
    129           1      Walgreens - Saint Joseph, MO                             Buchanan          3,350,000.00        IO
    130           1      Ninth Street North                                       Durham            3,340,000.00    19,725.35
    131           1      Extra Space - Plano, TX                                  Collin            3,300,000.00      18294
    132           2      Turtle Place Apartments                                  Montgomery        3,196,288.21    17,551.79
    133           1      Extra Space - Memphis TN (Winchester Road)               Shelby            3,100,000.00    17,185.58
    134           1      US Storage Center - Gardena, CA                          Los Angeles       3,050,000.00    16,410.36
    135           2      Kentwood Apartments                                      Duval             3,000,000.00    16,845.92
    136           1      Walgreens - Newton, KS                                   Harvey            2,891,000.00        IO
    137           2      Barrington Apartments                                    Champaign         2,873,774.15    15,867.81
    138           1      Walgreens - Warrensburg, MO                              Johnson           2,870,000.00        IO
    139           1      Patterson Pope Building                                  Mecklenburg       2,675,989.41    18,634.01
    140           1      Conn's - Austin, TX                                      Travis            2,640,000.00        IO
    141           1      Extra Space - West Palm Beach, FL                        Palm Beach        2,600,000.00      14414
    142           1      Conn's - Cedar Park, TX                                  Williamson        2,571,000.00        IO
    143           2      Walworth Ridge Apartments                                Walworth          2,474,784.90    13,864.10
    144           1      Extra Space - Austin, TX                                 Travis            2,400,000.00    13,304.96
    145           1      Red Banks Crossing Shopping Center                       Pitt              2,327,000.00    14,822.66
    146           1      Extra Space - North Highlands, CA                        Sacramento        2,200,000.00    12,196.22
    147           2      Landings at Pilot Point Apartments                       Denton            2,200,000.00    13,474.32
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)          Shelby            2,100,000.00    11,641.84
    149           1      Extra Space - Columbus, OH (Schofield Drive)             Franklin          1,500,000.00     8,315.60
    150           1      Conn's - Hurst, TX                                       Tarrant           1,444,000.00        IO
    151           1      Rite Aid - Wheelersburg, OH                              Scioto            1,380,000.00        IO

(TABLE CONTINUED)

Morgage        Loan
Loan           Group
Number         Number           Property Name                                           Grace Days     Mortgage Rate (%)
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                                     5          5.4400%
     2            1      Westin Casuarina Hotel & Spa                                                   5.5100%
     3            1      Abbey II Pool                                                                  5.1900%
    3.01                 Fletcher Parkway Medical Center
    3.02                 Upland Freeway Center
    3.03                 Aliso Viejo Commerce Center
    3.04                 Wimbledon Village
    3.05                 Airport One Office Building(2)
    3.06                 Cityview Plaza Office Park
    3.07                 Commerce Corporate Center
    3.08                 Ming Office Park
    3.09                 Moreno Valley Commerce Center
    3.10                 Glendora Commerce Center(2)
    3.11                 La Mirada Commerce Center
    3.12                 Abbey Center
    3.13                 Arlington II - Riverside
    3.14                 Fresno Airport (Gateway Plaza)(2)
    3.15                 Palm Springs Airport
    3.16                 Mt. Vernon Commerce Center
     4            1      Extra Space PRISA Pool                                                         4.9700%
    4.01                 Extra Space PRISA - Brooklyn, NY
    4.02                 Extra Space PRISA - Alexandria, VA
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)
    4.05                 Extra Space PRISA - Hicksville, NY
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)
    4.07                 Extra Space PRISA - Santa Cruz, CA
    4.08                 Extra Space PRISA - Fredericksburg, VA
    4.09                 Extra Space PRISA - Santa Fe, NM
    4.1                  Extra Space PRISA - Birmingham, AL
    4.11                 Extra Space PRISA - Kingston, NY
    4.12                 Extra Space PRISA - Ridge, NY
    4.13                 Extra Space PRISA - Skokie, IL
    4.14                 Extra Space PRISA - Gambrills, MD
    4.15                 Extra Space PRISA - Tyngsboro, MA
    4.16                 Extra Space PRISA - Brookfield, CT
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)
    4.18                 Extra Space PRISA - Aloha, OR
    4.19                 Extra Space PRISA - Belleville, MI
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)
    4.21                 Extra Space PRISA - Dallas, TX
    4.22                 Extra Space PRISA - Mount Laurel, NJ
    4.23                 Extra Space PRISA - Spring, TX
    4.24                 Extra Space PRISA - Towson, MD
    4.25                 Extra Space PRISA - Vancouver, WA
    4.26                 Extra Space PRISA - Moreno Valley, CA
    4.27                 Extra Space PRISA - Harrison, NJ
    4.28                 Extra Space PRISA - Mesa, AZ
    4.29                 Extra Space PRISA - Bartlett, TN
    4.3                  Extra Space PRISA - Hauppauge, NY
    4.31                 Extra Space PRISA - Willoughby, OH
    4.32                 Extra Space PRISA - Mentor, OH
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)
    4.34                 Extra Space PRISA - Amsterdam, NY
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)
     5            1      300 Four Falls Corporate Center(2)                                             5.7100%
     6            1      Tiffany Building                                                               5.3300%
     7            1      Metro Pointe at South Coast                                                    5.3000%
     8            1      Eagle Ridge Mall                                            3 default (once a y5.4110%
     9            1      One & Olney Square(2)                                                          5.1200%
     10           1      501 Second Street                                                              5.4000%
     11           1      Knollwood Mall                                              3 default (once a y5.3510%
     12           2      Monte Viejo Apartments                                                         5.4200%
     13           1      Britannia Business Center II                                                   5.3200%
     14           1      Birtcher Phoenix Pool                                                          5.5700%
   14.01                 AIG Building
   14.02                 TriWest Healthcare Complex
   14.03                 NCS Pearson Building
   14.04                 Hypercom Building
     15           1      Residence Inn - Beverly Hills, CA                                              5.8800%
     16           1      Britannia Business Center III                                                  5.3200%
     17           1      Greenery Mall                                                                  5.5100%
     18           2      Park Ridge Apartments                                                          5.2200%
     19           2      Summerhill Pointe Apartments                                                   5.7400%
     20           1      Hamburg Village Shopping Center                                                5.6100%
     21           1      River City Renaissance Pool                                                    5.3200%
   21.01                 3501 Stuart Avenue
   21.02                 3115 Monument Avenue
   21.03                 2516 West Grace Street
   21.04                 2716 West Grace Street
   21.05                 2726 West Grace Street
   21.06                 2730 West Grace Street
   21.07                 2734 West Grace Street
   21.08                 711 North Boulevard
   21.09                 801-803 North Boulevard
    21.1                 805 North Boulevard
   21.11                 808 North Boulevard
   21.12                 811 North Boulevard
   21.13                 2215 Monument Avenue
   21.14                 25 North Boulevard
   21.15                 2810 Monument Avenue
   21.16                 706 North Boulevard
   21.17                 2700 West Grace Street
   21.18                 2233 Monument Avenue
   21.19                 803 North Robinson Street
    21.2                 2217 Monument Avenue
   21.21                 2225 Monument Avenue
   21.22                 622 North Boulevard
   21.23                 306 North Nansemond Street
     22           1      Cottonwood Corners Shopping Center                                             5.0300%
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase                              5.5200%
     24           2      Knollwood Apartments                                                           5.5700%
     25           1      Palmer Town Center                                                             5.5000%
     26           2      Londontowne Apartments                                                         5.4000%
     28           1      Price Plaza Center                                                             5.5800%
     29           1      Lake Sweetwater Apartments(2)                                                  5.4900%
     30           1      Mansions in the Park                                                           5.2400%
     31           1      One Riverfront Plaza                                                           5.6500%
     32           2      Sherwood Acres Apartments                                                      5.5700%
     33           1      Walmart - Hazard, KY                                                           5.3600%
     35           1      Extra Space - Marina Del Ray, CA                                               5.2850%
     36           1      Sugar Mill Apartments                                                          5.6300%
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                                         5.4500%
     39           2      Willowbend Lake Apartments                                                     5.5700%
     40           1      Chloe Foods                                                                    6.5700%
     41           1      Warner Atrium                                                                  5.0500%
     42           1      Dublin Place Shopping Center                                                   5.0900%
     43           1      Marriott - Oklahoma City, OK                                                   5.3500%
     44           2      The Renaissance Apartments                                                     5.2900%
     45           1      BJB - North Pine Grove                                                         4.9900%
     46           1      Woodside Village Shopping Center(2)                                            5.4400%
     47           1      Charter Pointe Apartments                                                      5.5700%
     48           1      Putnam Place(5)                                                                5.8000%
     49           1      Springfield Commons                                                            5.2300%
     50           1      One Grumman Road West                                                          5.3700%
     51           1      Carriage Oaks Apartments                                                       4.7400%
     52           1      Virginia Office Pool(2)                                                        5.3500%
   52.01                 Wythe Building
   52.02                 Culpeper Building
   52.03                 Almond Building
   52.04                 Lee Building
   52.05                 Ratcliffe Building
     53           1      Yamato Office Center                                                           5.0400%
     54           1      Colonnades West Shopping Center                                                4.9900%
     55           2      Vineyard Village Apartments                                                    5.1300%
     56           1      BJB - West Surf                                                                4.9900%
     57           1      Crenshaw Business Park                                                         5.4800%
     58           1      Brittany Lane Apartments                                                       5.2700%
     59           1      Comfort Inn - Warwick, RI                                                      5.3800%
     60           1      Holiday Inn Select - Orlando, FL                                               5.3500%
     61           2      Camino Real Apartments                                                         5.4200%
     62           1      1201 Broadway                                                                  4.7800%
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                                                5.9100%
   64.01                 Settle Inn - Council Bluffs, IA
   64.02                 Settle Inn - Bellevue, NE
   64.03                 Best Western Settle Inn - Omaha, NE
   64.04                 Settle Inn - Lincoln, NE
   64.05                 Settle Inn - Altoona, IA
     65           2      Forestwood Apartments                                                          5.5700%
     66           1      Extra Space - Chatsworth, CA                                                   5.2850%
     67           1      Patrick Commerce Center                                                        5.0600%
     68           2      La Fontenay III Apartments                                                     5.5700%
     69           2      Citifront Apartments                                                           5.2500%
     70           2      Wellington Farms Apartments(7)                                                 5.6300%
     71           1      Scripps Ranch Marketplace II                                                   5.6500%
     72           1      White Stone Center                                                             5.4500%
     73           2      Parkway Crossing(2)                                                            5.2500%
     74           1      Extra Space - Philadelphia, PA                                                 5.2850%
     75           1      Colonial Estates Apartments                                                    4.7400%
     76           1      Loudoun Center                                                                 5.2200%
     77           2      Tropicana Springs                                                              5.1200%
     78           1      River Pointe Mall(8)                                                           5.1000%
     79           2      Clocktower Apartments                                                          5.1600%
     80           2      Villa Sierra Apartments                                                        5.2300%
     81           2      Cedar Bluff Apartments                                                         5.5700%
     82           1      BJB - Ridge Pool                                                               4.9900%
   82.01                 BJB - 2129-2135 Ridge
   82.02                 BJB - 2121 Ridge
     83           1      Kohl's - Wadsworth, OH                                                         5.5800%
     84           1      BJB - Oakdale                                                                  4.9900%
     85           1      Carmel Park II                                                                 5.5400%
     87           1      Oak Grove Market                                                               5.0400%
     88           2      Colonie Apartments                                                             5.5900%
     89           1      Key Plaza                                                                      5.5900%
     90           1      Motel Pool II(6)                                                               5.9100%
   90.01                 Best Western - Grand Forks, ND
   90.02                 Best Western - Lincoln, NE
   90.03                 Settle Inn - Grand Forks, ND
   90.04                 Settle Inn - Kaukauna, WI
   90.05                 Super 8 - Seward, NE
     91           1      Extra Space - Cordova, TN                                                      5.2850%
     92           1      American Equities Technology Center(2)(9)                                      5.8700%
     93           1      Buena Vista II Apartments                                                      5.4000%
     94           1      Extra Space - Long Beach, CA                                                   5.2850%
     95           1      Lake Plaza East                                                                5.7500%
     96           1      BJB - 1575 Oak  Avenue                                                         4.9900%
     97           1      Kyrene Corporate Center                                                        5.5700%
     98           1      Extra Space - Miami, FL                                                        5.2850%
     99           1      BreckenRidge Apartments                                                        5.5700%
    100           1      US Storage Center - Long Beach, CA                                             5.0200%
    101           2      Lake Pointe Apartments - Phase 2                                               5.2000%
    102           1      Extra Space - Naples, FL                                                       5.2850%
    103           1      Walgreens - Metairie, LA                                                       5.6000%
    104           1      Kmart - West Saint Paul, MN                                                    5.8800%
    105           1      Extra Space - Burke, VA                                                        5.2850%
    106           1      34 South Broadway                                                              5.4200%
    107           1      Harris Teeter - Darnestown, MD                                                 5.7500%
    108           1      BJB - Maple and Dempster Apartments                                            4.9900%
    109           1      350 Revolutionary Drive                                                        5.3400%
    110           1      445 Dolley Madison Road                                                        5.6600%
    111           2      Wyndchase Apartments                                                           5.2300%
    112           1      Walgreens - Mauldin, SC                                                        5.5000%
    113           1      Extra Space - Dallas, TX                                                       5.2850%
    114           1      BJB - 2247 Ridge Avenue                                                        4.9900%
    115           2      Carisbrooke Apartments Phase III                                               5.2400%
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)                                     5.6000%
    117           1      Walgreens - Marietta, GA                                                       5.6900%
    118           1      Walgreens - North Wilkesboro, NC                                               5.6500%
    119           1      Hillcrest Plaza Shopping Center                                                5.7000%
    120           1      Dreamy Draw Office Plaza                                                       5.5700%
    121           1      Extra Space - Las Vegas, NV                                                    5.2850%
    122           1      Extra Space - Columbus, OH (Kenny Road)                                        5.2850%
    123           2      Driftwood Apartments                                                           5.4000%
    124           1      Walgreens - Hutchinson, KS                                                     5.5100%
    125           1      CVS - Winter Haven, FL                                                         5.0300%
    126           1      Extra Space - Houston, TX                                                      5.2850%
    127           1      Walgreens - Harris County, TX                                                  5.8900%
    128           1      603 Dolley Madison Road                                                        5.6600%
    129           1      Walgreens - Saint Joseph, MO                                                   5.0300%
    130           1      Ninth Street North                                                             5.8600%
    131           1      Extra Space - Plano, TX                                                        5.2850%
    132           2      Turtle Place Apartments                                                        5.1900%
    133           1      Extra Space - Memphis TN (Winchester Road)                                     5.2850%
    134           1      US Storage Center - Gardena, CA                                                5.0200%
    135           2      Kentwood Apartments                                                            5.4000%
    136           1      Walgreens - Newton, KS                                                         5.5100%
    137           2      Barrington Apartments                                                          5.2300%
    138           1      Walgreens - Warrensburg, MO                                                    5.0300%
    139           1      Patterson Pope Building                                                        5.5400%
    140           1      Conn's - Austin, TX                                                            5.7100%
    141           1      Extra Space - West Palm Beach, FL                                              5.2850%
    142           1      Conn's - Cedar Park, TX                                                        5.7100%
    143           2      Walworth Ridge Apartments                                                      5.3600%
    144           1      Extra Space - Austin, TX                                                       5.2850%
    145           1      Red Banks Crossing Shopping Center                                             5.8800%
    146           1      Extra Space - North Highlands, CA                                              5.2850%
    147           2      Landings at Pilot Point Apartments                                             6.2000%
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)                                5.2850%
    149           1      Extra Space - Columbus, OH (Schofield Drive)                                   5.2850%
    150           1      Conn's - Hurst, TX                                                             5.7100%
    151           1      Rite Aid - Wheelersburg, OH                                                    5.4000%

(TABLE CONTINUED)
                                                                                                                         Remaining
                                                                                                          Original       Term to
Morgage        Loan                                                                                       Term to        Maturity or
Loan           Group                                                              Number of     Unit of   Maturity or       ARD
Number         Number           Property Name                                       Units       Measure   ARD (Mos.)      (Mos.)
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                            1,472,460    Sq. Ft.       120         119
     2            1      Westin Casuarina Hotel & Spa                                  826        Rooms        120         118
     3            1      Abbey II Pool                                              1,415,100    Sq. Ft.       120         118
    3.01                 Fletcher Parkway Medical Center                              82,024     Sq. Ft.
    3.02                 Upland Freeway Center                                       116,029     Sq. Ft.
    3.03                 Aliso Viejo Commerce Center                                  64,536     Sq. Ft.
    3.04                 Wimbledon Village                                           123,225     Sq. Ft.
    3.05                 Airport One Office Building(2)                               88,284     Sq. Ft.
    3.06                 Cityview Plaza Office Park                                  150,263     Sq. Ft.
    3.07                 Commerce Corporate Center                                    67,314     Sq. Ft.
    3.08                 Ming Office Park                                            117,827     Sq. Ft.
    3.09                 Moreno Valley Commerce Center                               111,060     Sq. Ft.
    3.10                 Glendora Commerce Center(2)                                  70,180     Sq. Ft.
    3.11                 La Mirada Commerce Center                                    82,011     Sq. Ft.
    3.12                 Abbey Center                                                 66,448     Sq. Ft.
    3.13                 Arlington II - Riverside                                    131,263     Sq. Ft.
    3.14                 Fresno Airport (Gateway Plaza)(2)                            52,050     Sq. Ft.
    3.15                 Palm Springs Airport                                         62,986     Sq. Ft.
    3.16                 Mt. Vernon Commerce Center                                   29,600     Sq. Ft.
     4            1      Extra Space PRISA Pool                                     2,367,932    Sq. Ft.       84           80
    4.01                 Extra Space PRISA - Brooklyn, NY                            111,658     Sq. Ft.
    4.02                 Extra Space PRISA - Alexandria, VA                           68,465     Sq. Ft.
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA                    135,233     Sq. Ft.
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)                    75,389     Sq. Ft.
    4.05                 Extra Space PRISA - Hicksville, NY                           81,985     Sq. Ft.
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)      46,776     Sq. Ft.
    4.07                 Extra Space PRISA - Santa Cruz, CA                           66,571     Sq. Ft.
    4.08                 Extra Space PRISA - Fredericksburg, VA                       71,775     Sq. Ft.
    4.09                 Extra Space PRISA - Santa Fe, NM                             83,773     Sq. Ft.
    4.1                  Extra Space PRISA - Birmingham, AL                           60,775     Sq. Ft.
    4.11                 Extra Space PRISA - Kingston, NY                             78,900     Sq. Ft.
    4.12                 Extra Space PRISA - Ridge, NY                                71200      Sq. Ft.
    4.13                 Extra Space PRISA - Skokie, IL                               60522      Sq. Ft.
    4.14                 Extra Space PRISA - Gambrills, MD                            55975      Sq. Ft.
    4.15                 Extra Space PRISA - Tyngsboro, MA                            79200      Sq. Ft.
    4.16                 Extra Space PRISA - Brookfield, CT                           79665      Sq. Ft.
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)                80707      Sq. Ft.
    4.18                 Extra Space PRISA - Aloha, OR                                71310      Sq. Ft.
    4.19                 Extra Space PRISA - Belleville, MI                           85550      Sq. Ft.
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)        31069      Sq. Ft.
    4.21                 Extra Space PRISA - Dallas, TX                               75316      Sq. Ft.
    4.22                 Extra Space PRISA - Mount Laurel, NJ                         46340      Sq. Ft.
    4.23                 Extra Space PRISA - Spring, TX                               70,340     Sq. Ft.
    4.24                 Extra Space PRISA - Towson, MD                               82,875     Sq. Ft.
    4.25                 Extra Space PRISA - Vancouver, WA                            62,730     Sq. Ft.
    4.26                 Extra Space PRISA - Moreno Valley, CA                        44,736     Sq. Ft.
    4.27                 Extra Space PRISA - Harrison, NJ                             29,866     Sq. Ft.
    4.28                 Extra Space PRISA - Mesa, AZ                                 79,558     Sq. Ft.
    4.29                 Extra Space PRISA - Bartlett, TN                             69,745     Sq. Ft.
    4.3                  Extra Space PRISA - Hauppauge, NY                            57,030     Sq. Ft.
    4.31                 Extra Space PRISA - Willoughby, OH                           46,800     Sq. Ft.
    4.32                 Extra Space PRISA - Mentor, OH                               75,800     Sq. Ft.
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)              65,454     Sq. Ft.
    4.34                 Extra Space PRISA - Amsterdam, NY                            27,900     Sq. Ft.
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)      36,944     Sq. Ft.
     5            1      300 Four Falls Corporate Center(2)                          292,575     Sq. Ft.       120         120
     6            1      Tiffany Building                                            367,740     Sq. Ft.       120         118
     7            1      Metro Pointe at South Coast                                 385,620     Sq. Ft.       120         120
     8            1      Eagle Ridge Mall                                            508,976     Sq. Ft.       120         118
     9            1      One & Olney Square(2)                                       344,948     Sq. Ft.       120         116
     10           1      501 Second Street                                           207,809     Sq. Ft.       120         119
     11           1      Knollwood Mall                                              464,402     Sq. Ft.       120         118
     12           2      Monte Viejo Apartments                                        480        Units        120         118
     13           1      Britannia Business Center II                                276,210     Sq. Ft.       120         118
     14           1      Birtcher Phoenix Pool                                       299,220     Sq. Ft.       120         118
   14.01                 AIG Building                                                106,397     Sq. Ft.
   14.02                 TriWest Healthcare Complex                                  119,131     Sq. Ft.
   14.03                 NCS Pearson Building                                         49,920     Sq. Ft.
   14.04                 Hypercom Building                                            23,772     Sq. Ft.
     15           1      Residence Inn - Beverly Hills, CA                             186        Rooms        120         119
     16           1      Britannia Business Center III                               191,009     Sq. Ft.       120         118
     17           1      Greenery Mall                                               219,105     Sq. Ft.       120         118
     18           2      Park Ridge Apartments                                         348        Units        120         119
     19           2      Summerhill Pointe Apartments                                  576        Units        120         119
     20           1      Hamburg Village Shopping Center                             139,196     Sq. Ft.       120         120
     21           1      River City Renaissance Pool                                   362        Units        120         118
   21.01                 3501 Stuart Avenue                                            155        Units
   21.02                 3115 Monument Avenue                                           33        Units
   21.03                 2516 West Grace Street                                         12        Units
   21.04                 2716 West Grace Street                                         12        Units
   21.05                 2726 West Grace Street                                         12        Units
   21.06                 2730 West Grace Street                                         12        Units
   21.07                 2734 West Grace Street                                         12        Units
   21.08                 711 North Boulevard                                            12        Units
   21.09                 801-803 North Boulevard                                        12        Units
    21.1                 805 North Boulevard                                            12        Units
   21.11                 808 North Boulevard                                            12        Units
   21.12                 811 North Boulevard                                            12        Units
   21.13                 2215 Monument Avenue                                           9         Units
   21.14                 25 North Boulevard                                             9         Units
   21.15                 2810 Monument Avenue                                           6         Units
   21.16                 706 North Boulevard                                            6         Units
   21.17                 2700 West Grace Street                                         5         Units
   21.18                 2233 Monument Avenue                                           4         Units
   21.19                 803 North Robinson Street                                      4         Units
    21.2                 2217 Monument Avenue                                           3         Units
   21.21                 2225 Monument Avenue                                           3         Units
   21.22                 622 North Boulevard                                            3         Units
   21.23                 306 North Nansemond Street                                     2         Units
     22           1      Cottonwood Corners Shopping Center                          217,911     Sq. Ft.       120         119
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase           364,403     Sq. Ft.       120         119
     24           2      Knollwood Apartments                                          704        Units        120         120
     25           1      Palmer Town Center                                          153,400     Sq. Ft.       120         118
     26           2      Londontowne Apartments                                        692        Units        120         120
     28           1      Price Plaza Center                                          205,818     Sq. Ft.       120         120
     29           1      Lake Sweetwater Apartments(2)                                 448        Units        60           58
     30           1      Mansions in the Park                                          264        Units        60           58
     31           1      One Riverfront Plaza                                        130,726     Sq. Ft.       120         120
     32           2      Sherwood Acres Apartments                                     604        Units        120         120
     33           1      Walmart - Hazard, KY                                        209,847     Sq. Ft.       120         117
     35           1      Extra Space - Marina Del Ray, CA                            113,706     Sq. Ft.       120         116
     36           1      Sugar Mill Apartments                                         244        Units        60           59
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                        240        Units        120         119
     39           2      Willowbend Lake Apartments                                    360        Units        120         120
     40           1      Chloe Foods                                                 267,290     Sq. Ft.       84           84
     41           1      Warner Atrium                                               125,666     Sq. Ft.       120         116
     42           1      Dublin Place Shopping Center                                265,400     Sq. Ft.       120         119
     43           1      Marriott - Oklahoma City, OK                                  197        Rooms        120         119
     44           2      The Renaissance Apartments                                    360        Units        120         117
     45           1      BJB - North Pine Grove                                        106        Units        120         118
     46           1      Woodside Village Shopping Center(2)                          90,575     Sq. Ft.       120         120
     47           1      Charter Pointe Apartments                                     312        Units        120         120
     48           1      Putnam Place(5)                                             153,336     Sq. Ft.       120         119
     49           1      Springfield Commons                                         207,497     Sq. Ft.       120         119
     50           1      One Grumman Road West                                       365,204     Sq. Ft.       120         119
     51           1      Carriage Oaks Apartments                                      336        Units        60           58
     52           1      Virginia Office Pool(2)                                     223,038     Sq. Ft.       120         119
   52.01                 Wythe Building                                               61,461     Sq. Ft.
   52.02                 Culpeper Building                                            54,832     Sq. Ft.
   52.03                 Almond Building                                              40,392     Sq. Ft.
   52.04                 Lee Building                                                 35,001     Sq. Ft.
   52.05                 Ratcliffe Building                                           31,352     Sq. Ft.
     53           1      Yamato Office Center                                        170,522     Sq. Ft.       120         119
     54           1      Colonnades West Shopping Center                             136,000     Sq. Ft.       120         119
     55           2      Vineyard Village Apartments                                   164        Units        120         120
     56           1      BJB - West Surf                                               124        Units        120         118
     57           1      Crenshaw Business Park                                      197,320     Sq. Ft.       120         118
     58           1      Brittany Lane Apartments                                      189        Units        120         119
     59           1      Comfort Inn - Warwick, RI                                     201        Rooms        120         119
     60           1      Holiday Inn Select - Orlando, FL                              245        Rooms        120         119
     61           2      Camino Real Apartments                                        248        Units        120         118
     62           1      1201 Broadway                                               131,874     Sq. Ft.       120         118
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                               381        Rooms        120         120
   64.01                 Settle Inn - Council Bluffs, IA                               100        Rooms
   64.02                 Settle Inn - Bellevue, NE                                      70        Rooms
   64.03                 Best Western Settle Inn - Omaha, NE                            74        Rooms
   64.04                 Settle Inn - Lincoln, NE                                       70        Rooms
   64.05                 Settle Inn - Altoona, IA                                       67        Rooms
     65           2      Forestwood Apartments                                         272        Units        120         120
     66           1      Extra Space - Chatsworth, CA                                103,213     Sq. Ft.       120         116
     67           1      Patrick Commerce Center                                     223,590     Sq. Ft.       120         119
     68           2      La Fontenay III Apartments                                    248        Units        120         120
     69           2      Citifront Apartments                                          155        Units        120         118
     70           2      Wellington Farms Apartments(7)                                253        Units        120         118
     71           1      Scripps Ranch Marketplace II                                 28,700     Sq. Ft.       120         120
     72           1      White Stone Center                                           69,705     Sq. Ft.       120         118
     73           2      Parkway Crossing(2)                                           248        Units        120         119
     74           1      Extra Space - Philadelphia, PA                              104,472     Sq. Ft.       120         116
     75           1      Colonial Estates Apartments                                   192        Units        60           58
     76           1      Loudoun Center                                               80,381     Sq. Ft.       120         119
     77           2      Tropicana Springs                                             140        Units        120         119
     78           1      River Pointe Mall(8)                                        173,076     Sq. Ft.       120         118
     79           2      Clocktower Apartments                                         195        Units        120         119
     80           2      Villa Sierra Apartments                                       243        Units        120         119
     81           2      Cedar Bluff Apartments                                        192        Units        120         120
     82           1      BJB - Ridge Pool                                               62        Units        120         118
   82.01                 BJB - 2129-2135 Ridge                                          31        Units
   82.02                 BJB - 2121 Ridge                                               31        Units
     83           1      Kohl's - Wadsworth, OH                                       88,408     Sq. Ft.       120         119
     84           1      BJB - Oakdale                                                  68        Units        120         118
     85           1      Carmel Park II                                               84,523     Sq. Ft.       120         120
     87           1      Oak Grove Market                                             97,207     Sq. Ft.       120         119
     88           2      Colonie Apartments                                            184        Units        120         119
     89           1      Key Plaza                                                    81,918     Sq. Ft.       120         120
     90           1      Motel Pool II(6)                                              344        Rooms        120         120
   90.01                 Best Western - Grand Forks, ND                                101        Rooms
   90.02                 Best Western - Lincoln, NE                                     64        Rooms
   90.03                 Settle Inn - Grand Forks, ND                                   88        Rooms
   90.04                 Settle Inn - Kaukauna, WI                                      46        Rooms
   90.05                 Super 8 - Seward, NE                                           45        Rooms
     91           1      Extra Space - Cordova, TN                                    89,315     Sq. Ft.       120         116
     92           1      American Equities Technology Center(2)(9)                   144,750     Sq. Ft.       120         120
     93           1      Buena Vista II Apartments                                     206        Units        120         120
     94           1      Extra Space - Long Beach, CA                                 68,355     Sq. Ft.       120         116
     95           1      Lake Plaza East                                              71,998     Sq. Ft.       120         119
     96           1      BJB - 1575 Oak  Avenue                                         57        Units        120         118
     97           1      Kyrene Corporate Center                                      48,350     Sq. Ft.       120         118
     98           1      Extra Space - Miami, FL                                      77,346     Sq. Ft.       120         116
     99           1      BreckenRidge Apartments                                       120        Units        120         120
    100           1      US Storage Center - Long Beach, CA                           72,608     Sq. Ft.       120         119
    101           2      Lake Pointe Apartments - Phase 2                              100        Units        120         119
    102           1      Extra Space - Naples, FL                                     81,640     Sq. Ft.       120         116
    103           1      Walgreens - Metairie, LA                                     13,650     Sq. Ft.       120         120
    104           1      Kmart - West Saint Paul, MN                                 103,500     Sq. Ft.       120         119
    105           1      Extra Space - Burke, VA                                      75,525     Sq. Ft.       120         116
    106           1      34 South Broadway                                            51,836     Sq. Ft.       120         119
    107           1      Harris Teeter - Darnestown, MD                               43,256     Sq. Ft.       120         119
    108           1      BJB - Maple and Dempster Apartments                            52        Units        120         118
    109           1      350 Revolutionary Drive                                      74,871     Sq. Ft.       84           83
    110           1      445 Dolley Madison Road                                      52,048     Sq. Ft.       120         120
    111           2      Wyndchase Apartments                                          150        Units        120         119
    112           1      Walgreens - Mauldin, SC                                      14,465     Sq. Ft.       120         120
    113           1      Extra Space - Dallas, TX                                     65,500     Sq. Ft.       120         116
    114           1      BJB - 2247 Ridge Avenue                                        37        Units        120         118
    115           2      Carisbrooke Apartments Phase III                               80        Units        120         118
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)                   14,820     Sq. Ft.       120         120
    117           1      Walgreens - Marietta, GA                                     14,560     Sq. Ft.       120         119
    118           1      Walgreens - North Wilkesboro, NC                             14,560     Sq. Ft.       120         120
    119           1      Hillcrest Plaza Shopping Center                              57,593     Sq. Ft.       120         120
    120           1      Dreamy Draw Office Plaza                                     31,051     Sq. Ft.       120         118
    121           1      Extra Space - Las Vegas, NV                                  74,625     Sq. Ft.       120         116
    122           1      Extra Space - Columbus, OH (Kenny Road)                      62,308     Sq. Ft.       120         116
    123           2      Driftwood Apartments                                          128        Units        120         120
    124           1      Walgreens - Hutchinson, KS                                   14,395     Sq. Ft.       120         116
    125           1      CVS - Winter Haven, FL                                       13,824     Sq. Ft.       120         117
    126           1      Extra Space - Houston, TX                                    56,965     Sq. Ft.       120         116
    127           1      Walgreens - Harris County, TX                                14,820     Sq. Ft.       120         120
    128           1      603 Dolley Madison Road                                      28,898     Sq. Ft.       120         120
    129           1      Walgreens - Saint Joseph, MO                                 14,573     Sq. Ft.       120         116
    130           1      Ninth Street North                                           23,273     Sq. Ft.       120         119
    131           1      Extra Space - Plano, TX                                      77,900     Sq. Ft.       120         116
    132           2      Turtle Place Apartments                                        88        Units        120         119
    133           1      Extra Space - Memphis TN (Winchester Road)                   78,724     Sq. Ft.       120         116
    134           1      US Storage Center - Gardena, CA                              43,590     Sq. Ft.       120         119
    135           2      Kentwood Apartments                                           104        Units        120         120
    136           1      Walgreens - Newton, KS                                       14,444     Sq. Ft.       120         116
    137           2      Barrington Apartments                                          69        Units        120         118
    138           1      Walgreens - Warrensburg, MO                                  14,490     Sq. Ft.       120         113
    139           1      Patterson Pope Building                                      93,000     Sq. Ft.       120         116
    140           1      Conn's - Austin, TX                                          24,960     Sq. Ft.       60           58
    141           1      Extra Space - West Palm Beach, FL                            51,755     Sq. Ft.       120         116
    142           1      Conn's - Cedar Park, TX                                      24,960     Sq. Ft.       60           58
    143           2      Walworth Ridge Apartments                                      40        Units        120         118
    144           1      Extra Space - Austin, TX                                     57,450     Sq. Ft.       120         116
    145           1      Red Banks Crossing Shopping Center                           28,433     Sq. Ft.       120         120
    146           1      Extra Space - North Highlands, CA                            66,250     Sq. Ft.       120         116
    147           2      Landings at Pilot Point Apartments                             60        Units        120         120
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)              73,770     Sq. Ft.       120         116
    149           1      Extra Space - Columbus, OH (Schofield Drive)                 49,775     Sq. Ft.       120         116
    150           1      Conn's - Hurst, TX                                           25,230     Sq. Ft.       60           58
    151           1      Rite Aid - Wheelersburg, OH                                  10,650     Sq. Ft.       60           55

(TABLE CONTINUED)

Morgage        Loan                                                               Maturity      Original     Remaining
Loan           Group                                                               Date or      Amort Term   Amort Term   Ground
Number         Number           Property Name                                        ARD          (Mos.)       (Mos.)      Lease
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                          11/11/15         360          360         Fee
     2            1      Westin Casuarina Hotel & Spa                             10/11/15         360          358         Fee
     3            1      Abbey II Pool                                            10/11/15         360          360       Various
    3.01                 Fletcher Parkway Medical Center                                                                    Fee
    3.02                 Upland Freeway Center                                                                              Fee
    3.03                 Aliso Viejo Commerce Center                                                                        Fee
    3.04                 Wimbledon Village                                                                                  Fee
    3.05                 Airport One Office Building(2)                                                                  Leasehold
    3.06                 Cityview Plaza Office Park                                                                      Leasehold
    3.07                 Commerce Corporate Center                                                                          Fee
    3.08                 Ming Office Park                                                                                   Fee
    3.09                 Moreno Valley Commerce Center                                                                      Fee
    3.10                 Glendora Commerce Center(2)                                                                        Fee
    3.11                 La Mirada Commerce Center                                                                          Fee
    3.12                 Abbey Center                                                                                       Fee
    3.13                 Arlington II - Riverside                                                                           Fee
    3.14                 Fresno Airport (Gateway Plaza)(2)                                                                  Fee
    3.15                 Palm Springs Airport                                                                            Leasehold
    3.16                 Mt. Vernon Commerce Center                                                                         Fee
     4            1      Extra Space PRISA Pool                                   08/11/12          IO           IO         Fee
    4.01                 Extra Space PRISA - Brooklyn, NY                                                                   Fee
    4.02                 Extra Space PRISA - Alexandria, VA                                                                 Fee
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA                                                           Fee
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)                                                          Fee
    4.05                 Extra Space PRISA - Hicksville, NY                                                                 Fee
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)                                            Fee
    4.07                 Extra Space PRISA - Santa Cruz, CA                                                                 Fee
    4.08                 Extra Space PRISA - Fredericksburg, VA                                                             Fee
    4.09                 Extra Space PRISA - Santa Fe, NM                                                                   Fee
    4.1                  Extra Space PRISA - Birmingham, AL                                                                 Fee
    4.11                 Extra Space PRISA - Kingston, NY                                                                   Fee
    4.12                 Extra Space PRISA - Ridge, NY                                                                      Fee
    4.13                 Extra Space PRISA - Skokie, IL                                                                     Fee
    4.14                 Extra Space PRISA - Gambrills, MD                                                                  Fee
    4.15                 Extra Space PRISA - Tyngsboro, MA                                                                  Fee
    4.16                 Extra Space PRISA - Brookfield, CT                                                                 Fee
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)                                                      Fee
    4.18                 Extra Space PRISA - Aloha, OR                                                                      Fee
    4.19                 Extra Space PRISA - Belleville, MI                                                                 Fee
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)                                              Fee
    4.21                 Extra Space PRISA - Dallas, TX                                                                     Fee
    4.22                 Extra Space PRISA - Mount Laurel, NJ                                                               Fee
    4.23                 Extra Space PRISA - Spring, TX                                                                     Fee
    4.24                 Extra Space PRISA - Towson, MD                                                                     Fee
    4.25                 Extra Space PRISA - Vancouver, WA                                                                  Fee
    4.26                 Extra Space PRISA - Moreno Valley, CA                                                              Fee
    4.27                 Extra Space PRISA - Harrison, NJ                                                                   Fee
    4.28                 Extra Space PRISA - Mesa, AZ                                                                       Fee
    4.29                 Extra Space PRISA - Bartlett, TN                                                                   Fee
    4.3                  Extra Space PRISA - Hauppauge, NY                                                                  Fee
    4.31                 Extra Space PRISA - Willoughby, OH                                                                 Fee
    4.32                 Extra Space PRISA - Mentor, OH                                                                     Fee
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)                                                    Fee
    4.34                 Extra Space PRISA - Amsterdam, NY                                                                  Fee
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)                                            Fee
     5            1      300 Four Falls Corporate Center(2)                       01/11/16         360          360         Fee
     6            1      Tiffany Building                                         10/11/15        Varies       Varies       Fee
     7            1      Metro Pointe at South Coast                              12/11/15         360          360      Leasehold
     8            1      Eagle Ridge Mall                                         10/11/15         360          358         Fee
     9            1      One & Olney Square(2)                                    08/11/15         360          360         Fee
     10           1      501 Second Street                                        11/11/15         360          360         Fee
     11           1      Knollwood Mall                                           10/11/15         360          358         Fee
     12           2      Monte Viejo Apartments                                   10/11/15         360          360         Fee
     13           1      Britannia Business Center II                             10/11/15         360          360         Fee
     14           1      Birtcher Phoenix Pool                                    10/11/15         360          360         Fee
   14.01                 AIG Building                                                                                       Fee
   14.02                 TriWest Healthcare Complex                                                                         Fee
   14.03                 NCS Pearson Building                                                                               Fee
   14.04                 Hypercom Building                                                                                  Fee
     15           1      Residence Inn - Beverly Hills, CA                        11/11/15         300          300         Fee
     16           1      Britannia Business Center III                            10/11/15         360          360         Fee
     17           1      Greenery Mall                                            10/11/15         360          360         Fee
     18           2      Park Ridge Apartments                                    11/11/15          IO           IO         Fee
     19           2      Summerhill Pointe Apartments                             11/11/15         360          360         Fee
     20           1      Hamburg Village Shopping Center                          12/11/15          IO           IO         Fee
     21           1      River City Renaissance Pool                              10/11/15         360          358         Fee
   21.01                 3501 Stuart Avenue                                                                                 Fee
   21.02                 3115 Monument Avenue                                                                               Fee
   21.03                 2516 West Grace Street                                                                             Fee
   21.04                 2716 West Grace Street                                                                             Fee
   21.05                 2726 West Grace Street                                                                             Fee
   21.06                 2730 West Grace Street                                                                             Fee
   21.07                 2734 West Grace Street                                                                             Fee
   21.08                 711 North Boulevard                                                                                Fee
   21.09                 801-803 North Boulevard                                                                            Fee
    21.1                 805 North Boulevard                                                                                Fee
   21.11                 808 North Boulevard                                                                                Fee
   21.12                 811 North Boulevard                                                                                Fee
   21.13                 2215 Monument Avenue                                                                               Fee
   21.14                 25 North Boulevard                                                                                 Fee
   21.15                 2810 Monument Avenue                                                                               Fee
   21.16                 706 North Boulevard                                                                                Fee
   21.17                 2700 West Grace Street                                                                             Fee
   21.18                 2233 Monument Avenue                                                                               Fee
   21.19                 803 North Robinson Street                                                                          Fee
    21.2                 2217 Monument Avenue                                                                               Fee
   21.21                 2225 Monument Avenue                                                                               Fee
   21.22                 622 North Boulevard                                                                                Fee
   21.23                 306 North Nansemond Street                                                                         Fee
     22           1      Cottonwood Corners Shopping Center                       11/11/15          IO           IO         Fee
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase        11/11/15          IO           IO         Fee
     24           2      Knollwood Apartments                                     12/11/15         360          360         Fee
     25           1      Palmer Town Center                                       10/11/15          IO           IO         Fee
     26           2      Londontowne Apartments                                   12/11/15         360          360         Fee
     28           1      Price Plaza Center                                       12/11/15          IO           IO         Fee
     29           1      Lake Sweetwater Apartments(2)                            10/11/10         360          358         Fee
     30           1      Mansions in the Park                                     10/11/10          IO           IO         Fee
     31           1      One Riverfront Plaza                                     12/11/15         342          342         Fee
     32           2      Sherwood Acres Apartments                                12/11/15         360          360         Fee
     33           1      Walmart - Hazard, KY                                     09/11/15          IO           IO         Fee
     35           1      Extra Space - Marina Del Ray, CA                         08/11/15         360          360         Fee
     36           1      Sugar Mill Apartments                                    11/11/10          IO           IO         Fee
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                   11/11/15          IO           IO         Fee
     39           2      Willowbend Lake Apartments                               12/11/15         360          360         Fee
     40           1      Chloe Foods                                              12/11/12         300          300         Fee
     41           1      Warner Atrium                                            08/11/15         360          356         Fee
     42           1      Dublin Place Shopping Center                             11/11/15          IO           IO         Fee
     43           1      Marriott - Oklahoma City, OK                             11/11/15         300          300         Fee
     44           2      The Renaissance Apartments                               09/11/15          IO           IO         Fee
     45           1      BJB - North Pine Grove                                   10/11/15         360          360         Fee
     46           1      Woodside Village Shopping Center(2)                      12/11/15         360          360         Fee
     47           1      Charter Pointe Apartments                                12/11/15         360          360         Fee
     48           1      Putnam Place(5)                                          11/11/15         360          360         Fee
     49           1      Springfield Commons                                      11/11/15         360          360         Fee
     50           1      One Grumman Road West                                    11/11/15         342          342         Fee
     51           1      Carriage Oaks Apartments                                 10/11/10          IO           IO         Fee
     52           1      Virginia Office Pool(2)                                  11/11/15         360          360         Fee
   52.01                 Wythe Building                                                                                     Fee
   52.02                 Culpeper Building                                                                                  Fee
   52.03                 Almond Building                                                                                    Fee
   52.04                 Lee Building                                                                                       Fee
   52.05                 Ratcliffe Building                                                                                 Fee
     53           1      Yamato Office Center                                     11/11/15          IO           IO         Fee
     54           1      Colonnades West Shopping Center                          11/11/15          IO           IO         Fee
     55           2      Vineyard Village Apartments                              12/11/15         360          360         Fee
     56           1      BJB - West Surf                                          10/11/15         360          360         Fee
     57           1      Crenshaw Business Park                                   10/11/15         360          360         Fee
     58           1      Brittany Lane Apartments                                 11/11/15         360          360         Fee
     59           1      Comfort Inn - Warwick, RI                                11/11/15         300          300         Fee
     60           1      Holiday Inn Select - Orlando, FL                         11/11/15         300          300         Fee
     61           2      Camino Real Apartments                                   10/11/15          IO           IO         Fee
     62           1      1201 Broadway                                            10/11/15         360          358         Fee
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                          12/11/15         240          240         Fee
   64.01                 Settle Inn - Council Bluffs, IA                                                                    Fee
   64.02                 Settle Inn - Bellevue, NE                                                                          Fee
   64.03                 Best Western Settle Inn - Omaha, NE                                                                Fee
   64.04                 Settle Inn - Lincoln, NE                                                                           Fee
   64.05                 Settle Inn - Altoona, IA                                                                           Fee
     65           2      Forestwood Apartments                                    12/11/15         360          360         Fee
     66           1      Extra Space - Chatsworth, CA                             08/11/15         360          360         Fee
     67           1      Patrick Commerce Center                                  11/11/15          IO           IO         Fee
     68           2      La Fontenay III Apartments                               12/11/15         360          360         Fee
     69           2      Citifront Apartments                                     10/11/15         360          360         Fee
     70           2      Wellington Farms Apartments(7)                           10/11/15         336          336         Fee
     71           1      Scripps Ranch Marketplace II                             12/11/15         360          360         Fee
     72           1      White Stone Center                                       10/11/15         360          358         Fee
     73           2      Parkway Crossing(2)                                      11/11/15         360          360         Fee
     74           1      Extra Space - Philadelphia, PA                           08/11/15         360          360         Fee
     75           1      Colonial Estates Apartments                              10/11/10          IO           IO         Fee
     76           1      Loudoun Center                                           11/11/15         360          360         Fee
     77           2      Tropicana Springs                                        11/11/15          IO           IO         Fee
     78           1      River Pointe Mall(8)                                     10/11/15         360          360         Fee
     79           2      Clocktower Apartments                                    11/11/15          IO           IO         Fee
     80           2      Villa Sierra Apartments                                  11/11/15         360          360         Fee
     81           2      Cedar Bluff Apartments                                   12/11/15         360          360         Fee
     82           1      BJB - Ridge Pool                                         10/11/15         360          360         Fee
   82.01                 BJB - 2129-2135 Ridge                                                                              Fee
   82.02                 BJB - 2121 Ridge                                                                                   Fee
     83           1      Kohl's - Wadsworth, OH                                   11/11/15         360          359         Fee
     84           1      BJB - Oakdale                                            10/11/15         360          360         Fee
     85           1      Carmel Park II                                           12/11/15         360          360         Fee
     87           1      Oak Grove Market                                         11/11/15          IO           IO         Fee
     88           2      Colonie Apartments                                       11/11/15         360          360         Fee
     89           1      Key Plaza                                                12/11/15         360          360         Fee
     90           1      Motel Pool II(6)                                         12/11/15         240          240         Fee
   90.01                 Best Western - Grand Forks, ND                                                                     Fee
   90.02                 Best Western - Lincoln, NE                                                                         Fee
   90.03                 Settle Inn - Grand Forks, ND                                                                       Fee
   90.04                 Settle Inn - Kaukauna, WI                                                                          Fee
   90.05                 Super 8 - Seward, NE                                                                               Fee
     91           1      Extra Space - Cordova, TN                                08/11/15         360          360         Fee
     92           1      American Equities Technology Center(2)(9)                12/11/15         360          360         Fee
     93           1      Buena Vista II Apartments                                12/11/15         360          360         Fee
     94           1      Extra Space - Long Beach, CA                             08/11/15         360          360         Fee
     95           1      Lake Plaza East                                          11/11/15         360          360         Fee
     96           1      BJB - 1575 Oak  Avenue                                   10/11/15         360          360         Fee
     97           1      Kyrene Corporate Center                                  10/11/15         360          360         Fee
     98           1      Extra Space - Miami, FL                                  08/11/15         360          360         Fee
     99           1      BreckenRidge Apartments                                  12/11/15         360          360         Fee
    100           1      US Storage Center - Long Beach, CA                       11/11/15         360          360         Fee
    101           2      Lake Pointe Apartments - Phase 2                         11/11/15         360          359         Fee
    102           1      Extra Space - Naples, FL                                 08/11/15         360          360         Fee
    103           1      Walgreens - Metairie, LA                                 12/11/15         360          360         Fee
    104           1      Kmart - West Saint Paul, MN                              11/11/15         360          359      Leasehold
    105           1      Extra Space - Burke, VA                                  08/11/15         360          360         Fee
    106           1      34 South Broadway                                        11/11/15         360          360         Fee
    107           1      Harris Teeter - Darnestown, MD                           11/11/15         360          360         Fee
    108           1      BJB - Maple and Dempster Apartments                      10/11/15         360          360         Fee
    109           1      350 Revolutionary Drive                                  11/11/12          IO           IO         Fee
    110           1      445 Dolley Madison Road                                  12/11/15         360          360         Fee
    111           2      Wyndchase Apartments                                     11/11/15         360          360         Fee
    112           1      Walgreens - Mauldin, SC                                  12/11/15         360          360         Fee
    113           1      Extra Space - Dallas, TX                                 08/11/15         360          360         Fee
    114           1      BJB - 2247 Ridge Avenue                                  10/11/15         360          360         Fee
    115           2      Carisbrooke Apartments Phase III                         10/11/15         360          358         Fee
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)               12/11/15         360          360         Fee
    117           1      Walgreens - Marietta, GA                                 11/11/15         360          359         Fee
    118           1      Walgreens - North Wilkesboro, NC                         12/11/15         360          360         Fee
    119           1      Hillcrest Plaza Shopping Center                          12/11/15         360          360         Fee
    120           1      Dreamy Draw Office Plaza                                 10/11/15         360          360         Fee
    121           1      Extra Space - Las Vegas, NV                              08/11/15         360          360         Fee
    122           1      Extra Space - Columbus, OH (Kenny Road)                  08/11/15         360          360         Fee
    123           2      Driftwood Apartments                                     12/11/15         360          360         Fee
    124           1      Walgreens - Hutchinson, KS                               08/11/15          IO           IO         Fee
    125           1      CVS - Winter Haven, FL                                   09/11/15          IO           IO         Fee
    126           1      Extra Space - Houston, TX                                08/11/15         360          360         Fee
    127           1      Walgreens - Harris County, TX                            12/11/15         360          360         Fee
    128           1      603 Dolley Madison Road                                  12/11/15         360          360         Fee
    129           1      Walgreens - Saint Joseph, MO                             08/11/15          IO           IO         Fee
    130           1      Ninth Street North                                       11/11/15         360          360         Fee
    131           1      Extra Space - Plano, TX                                  08/11/15         360          360         Fee
    132           2      Turtle Place Apartments                                  11/11/15         360          359         Fee
    133           1      Extra Space - Memphis TN (Winchester Road)               08/11/15         360          360         Fee
    134           1      US Storage Center - Gardena, CA                          11/11/15         360          360         Fee
    135           2      Kentwood Apartments                                      12/11/15         360          360         Fee
    136           1      Walgreens - Newton, KS                                   08/11/15          IO           IO         Fee
    137           2      Barrington Apartments                                    10/11/15         360          358         Fee
    138           1      Walgreens - Warrensburg, MO                              05/11/15          IO           IO         Fee
    139           1      Patterson Pope Building                                  08/11/15         240          236         Fee
    140           1      Conn's - Austin, TX                                      10/11/10          IO           IO         Fee
    141           1      Extra Space - West Palm Beach, FL                        08/11/15         360          360         Fee
    142           1      Conn's - Cedar Park, TX                                  10/11/10          IO           IO         Fee
    143           2      Walworth Ridge Apartments                                10/11/15         360          358         Fee
    144           1      Extra Space - Austin, TX                                 08/11/15         360          360         Fee
    145           1      Red Banks Crossing Shopping Center                       12/11/15         300          300         Fee
    146           1      Extra Space - North Highlands, CA                        08/11/15         360          360         Fee
    147           2      Landings at Pilot Point Apartments                       12/11/15         360          360         Fee
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)          08/11/15         360          360         Fee
    149           1      Extra Space - Columbus, OH (Schofield Drive)             08/11/15         360          360         Fee
    150           1      Conn's - Hurst, TX                                       10/11/10          IO           IO         Fee
    151           1      Rite Aid - Wheelersburg, OH                              07/11/10          IO           IO         Fee

(TABLE CONTINUED)

Morgage        Loan                                                               Master
Loan           Group                                                              Servicing                   Anticipated
Number         Number           Property Name                                     Fee Rate         ARD Loan   Repayment Date
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                              0.02000%         N
     2            1      Westin Casuarina Hotel & Spa                                 0.02000%         N
     3            1      Abbey II Pool                                                0.02000%         N
    3.01                 Fletcher Parkway Medical Center
    3.02                 Upland Freeway Center
    3.03                 Aliso Viejo Commerce Center
    3.04                 Wimbledon Village
    3.05                 Airport One Office Building(2)
    3.06                 Cityview Plaza Office Park
    3.07                 Commerce Corporate Center
    3.08                 Ming Office Park
    3.09                 Moreno Valley Commerce Center
    3.10                 Glendora Commerce Center(2)
    3.11                 La Mirada Commerce Center
    3.12                 Abbey Center
    3.13                 Arlington II - Riverside
    3.14                 Fresno Airport (Gateway Plaza)(2)
    3.15                 Palm Springs Airport
    3.16                 Mt. Vernon Commerce Center
     4            1      Extra Space PRISA Pool                                       0.02000%         N
    4.01                 Extra Space PRISA - Brooklyn, NY
    4.02                 Extra Space PRISA - Alexandria, VA
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)
    4.05                 Extra Space PRISA - Hicksville, NY
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)
    4.07                 Extra Space PRISA - Santa Cruz, CA
    4.08                 Extra Space PRISA - Fredericksburg, VA
    4.09                 Extra Space PRISA - Santa Fe, NM
    4.1                  Extra Space PRISA - Birmingham, AL
    4.11                 Extra Space PRISA - Kingston, NY
    4.12                 Extra Space PRISA - Ridge, NY
    4.13                 Extra Space PRISA - Skokie, IL
    4.14                 Extra Space PRISA - Gambrills, MD
    4.15                 Extra Space PRISA - Tyngsboro, MA
    4.16                 Extra Space PRISA - Brookfield, CT
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)
    4.18                 Extra Space PRISA - Aloha, OR
    4.19                 Extra Space PRISA - Belleville, MI
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)
    4.21                 Extra Space PRISA - Dallas, TX
    4.22                 Extra Space PRISA - Mount Laurel, NJ
    4.23                 Extra Space PRISA - Spring, TX
    4.24                 Extra Space PRISA - Towson, MD
    4.25                 Extra Space PRISA - Vancouver, WA
    4.26                 Extra Space PRISA - Moreno Valley, CA
    4.27                 Extra Space PRISA - Harrison, NJ
    4.28                 Extra Space PRISA - Mesa, AZ
    4.29                 Extra Space PRISA - Bartlett, TN
    4.3                  Extra Space PRISA - Hauppauge, NY
    4.31                 Extra Space PRISA - Willoughby, OH
    4.32                 Extra Space PRISA - Mentor, OH
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)
    4.34                 Extra Space PRISA - Amsterdam, NY
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)
     5            1      300 Four Falls Corporate Center(2)                           0.02000%         N
     6            1      Tiffany Building                                             0.02000%         Y        10/11/15
     7            1      Metro Pointe at South Coast                                  0.02000%         N
     8            1      Eagle Ridge Mall                                             0.02000%         N
     9            1      One & Olney Square(2)                                        0.02000%         N
     10           1      501 Second Street                                            0.02000%         N
     11           1      Knollwood Mall                                               0.02000%         N
     12           2      Monte Viejo Apartments                                       0.02000%         N
     13           1      Britannia Business Center II                                 0.02000%         N
     14           1      Birtcher Phoenix Pool                                        0.02000%         N
   14.01                 AIG Building
   14.02                 TriWest Healthcare Complex
   14.03                 NCS Pearson Building
   14.04                 Hypercom Building
     15           1      Residence Inn - Beverly Hills, CA                            0.02000%         N
     16           1      Britannia Business Center III                                0.02000%         N
     17           1      Greenery Mall                                                0.02000%         N
     18           2      Park Ridge Apartments                                        0.02000%         N
     19           2      Summerhill Pointe Apartments                                 0.02000%         N
     20           1      Hamburg Village Shopping Center                              0.02000%         N
     21           1      River City Renaissance Pool                                  0.02000%         N
   21.01                 3501 Stuart Avenue
   21.02                 3115 Monument Avenue
   21.03                 2516 West Grace Street
   21.04                 2716 West Grace Street
   21.05                 2726 West Grace Street
   21.06                 2730 West Grace Street
   21.07                 2734 West Grace Street
   21.08                 711 North Boulevard
   21.09                 801-803 North Boulevard
    21.1                 805 North Boulevard
   21.11                 808 North Boulevard
   21.12                 811 North Boulevard
   21.13                 2215 Monument Avenue
   21.14                 25 North Boulevard
   21.15                 2810 Monument Avenue
   21.16                 706 North Boulevard
   21.17                 2700 West Grace Street
   21.18                 2233 Monument Avenue
   21.19                 803 North Robinson Street
    21.2                 2217 Monument Avenue
   21.21                 2225 Monument Avenue
   21.22                 622 North Boulevard
   21.23                 306 North Nansemond Street
     22           1      Cottonwood Corners Shopping Center                           0.02000%         N
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase            0.02000%         N
     24           2      Knollwood Apartments                                         0.02000%         N
     25           1      Palmer Town Center                                           0.02000%         Y        10/11/15
     26           2      Londontowne Apartments                                       0.02000%         N
     28           1      Price Plaza Center                                           0.02000%         Y        12/11/15
     29           1      Lake Sweetwater Apartments(2)                                0.02000%         N
     30           1      Mansions in the Park                                         0.02000%         N
     31           1      One Riverfront Plaza                                         0.02000%         N
     32           2      Sherwood Acres Apartments                                    0.02000%         N
     33           1      Walmart - Hazard, KY                                         0.02000%         Y        09/11/15
     35           1      Extra Space - Marina Del Ray, CA                             0.02000%         N
     36           1      Sugar Mill Apartments                                        0.02000%         N
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                       0.02000%         N
     39           2      Willowbend Lake Apartments                                   0.02000%         N
     40           1      Chloe Foods                                                  0.02000%         N
     41           1      Warner Atrium                                                0.02000%         N
     42           1      Dublin Place Shopping Center                                 0.02000%         N
     43           1      Marriott - Oklahoma City, OK                                 0.02000%         N
     44           2      The Renaissance Apartments                                   0.02000%         N
     45           1      BJB - North Pine Grove                                       0.02000%         N
     46           1      Woodside Village Shopping Center(2)                          0.02000%         N
     47           1      Charter Pointe Apartments                                    0.02000%         N
     48           1      Putnam Place(5)                                              0.02000%         N
     49           1      Springfield Commons                                          0.02000%         N
     50           1      One Grumman Road West                                        0.02000%         N
     51           1      Carriage Oaks Apartments                                     0.02000%         N
     52           1      Virginia Office Pool(2)                                      0.04000%         N
   52.01                 Wythe Building
   52.02                 Culpeper Building
   52.03                 Almond Building
   52.04                 Lee Building
   52.05                 Ratcliffe Building
     53           1      Yamato Office Center                                         0.02000%         N
     54           1      Colonnades West Shopping Center                              0.02000%         N
     55           2      Vineyard Village Apartments                                  0.02000%         N
     56           1      BJB - West Surf                                              0.02000%         N
     57           1      Crenshaw Business Park                                       0.02000%         N
     58           1      Brittany Lane Apartments                                     0.02000%         N
     59           1      Comfort Inn - Warwick, RI                                    0.02000%         N
     60           1      Holiday Inn Select - Orlando, FL                             0.02000%         N
     61           2      Camino Real Apartments                                       0.02000%         Y        10/11/15
     62           1      1201 Broadway                                                0.02000%         N
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                              0.02000%         N
   64.01                 Settle Inn - Council Bluffs, IA
   64.02                 Settle Inn - Bellevue, NE
   64.03                 Best Western Settle Inn - Omaha, NE
   64.04                 Settle Inn - Lincoln, NE
   64.05                 Settle Inn - Altoona, IA
     65           2      Forestwood Apartments                                        0.02000%         N
     66           1      Extra Space - Chatsworth, CA                                 0.02000%         N
     67           1      Patrick Commerce Center                                      0.02000%         N
     68           2      La Fontenay III Apartments                                   0.02000%         N
     69           2      Citifront Apartments                                         0.02000%         N
     70           2      Wellington Farms Apartments(7)                               0.02000%         N
     71           1      Scripps Ranch Marketplace II                                 0.02000%         N
     72           1      White Stone Center                                           0.02000%         N
     73           2      Parkway Crossing(2)                                          0.02000%         N
     74           1      Extra Space - Philadelphia, PA                               0.02000%         N
     75           1      Colonial Estates Apartments                                  0.02000%         N
     76           1      Loudoun Center                                               0.02000%         N
     77           2      Tropicana Springs                                            0.02000%         N
     78           1      River Pointe Mall(8)                                         0.02000%         N
     79           2      Clocktower Apartments                                        0.02000%         N
     80           2      Villa Sierra Apartments                                      0.02000%         N
     81           2      Cedar Bluff Apartments                                       0.02000%         N
     82           1      BJB - Ridge Pool                                             0.02000%         N
   82.01                 BJB - 2129-2135 Ridge
   82.02                 BJB - 2121 Ridge
     83           1      Kohl's - Wadsworth, OH                                       0.02000%         N
     84           1      BJB - Oakdale                                                0.02000%         N
     85           1      Carmel Park II                                               0.02000%         N
     87           1      Oak Grove Market                                             0.02000%         N
     88           2      Colonie Apartments                                           0.02000%         N
     89           1      Key Plaza                                                    0.02000%         N
     90           1      Motel Pool II(6)                                             0.02000%         N
   90.01                 Best Western - Grand Forks, ND
   90.02                 Best Western - Lincoln, NE
   90.03                 Settle Inn - Grand Forks, ND
   90.04                 Settle Inn - Kaukauna, WI
   90.05                 Super 8 - Seward, NE
     91           1      Extra Space - Cordova, TN                                    0.02000%         N
     92           1      American Equities Technology Center(2)(9)                    0.02000%         N
     93           1      Buena Vista II Apartments                                    0.02000%         N
     94           1      Extra Space - Long Beach, CA                                 0.02000%         N
     95           1      Lake Plaza East                                              0.02000%         N
     96           1      BJB - 1575 Oak  Avenue                                       0.02000%         N
     97           1      Kyrene Corporate Center                                      0.02000%         N
     98           1      Extra Space - Miami, FL                                      0.02000%         N
     99           1      BreckenRidge Apartments                                      0.02000%         N
    100           1      US Storage Center - Long Beach, CA                           0.02000%         N
    101           2      Lake Pointe Apartments - Phase 2                             0.02000%         N
    102           1      Extra Space - Naples, FL                                     0.02000%         N
    103           1      Walgreens - Metairie, LA                                     0.02000%         N
    104           1      Kmart - West Saint Paul, MN                                  0.02000%         N
    105           1      Extra Space - Burke, VA                                      0.02000%         N
    106           1      34 South Broadway                                            0.02000%         N
    107           1      Harris Teeter - Darnestown, MD                               0.02000%         N
    108           1      BJB - Maple and Dempster Apartments                          0.02000%         N
    109           1      350 Revolutionary Drive                                      0.02000%         N
    110           1      445 Dolley Madison Road                                      0.02000%         N
    111           2      Wyndchase Apartments                                         0.02000%         N
    112           1      Walgreens - Mauldin, SC                                      0.02000%         N
    113           1      Extra Space - Dallas, TX                                     0.02000%         N
    114           1      BJB - 2247 Ridge Avenue                                      0.02000%         N
    115           2      Carisbrooke Apartments Phase III                             0.02000%         N
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)                   0.02000%         N
    117           1      Walgreens - Marietta, GA                                     0.02000%         N
    118           1      Walgreens - North Wilkesboro, NC                             0.02000%         N
    119           1      Hillcrest Plaza Shopping Center                              0.02000%         N
    120           1      Dreamy Draw Office Plaza                                     0.02000%         N
    121           1      Extra Space - Las Vegas, NV                                  0.02000%         N
    122           1      Extra Space - Columbus, OH (Kenny Road)                      0.02000%         N
    123           2      Driftwood Apartments                                         0.02000%         N
    124           1      Walgreens - Hutchinson, KS                                   0.02000%         Y        08/11/15
    125           1      CVS - Winter Haven, FL                                       0.02000%         Y        09/11/15
    126           1      Extra Space - Houston, TX                                    0.02000%         N
    127           1      Walgreens - Harris County, TX                                0.02000%         N
    128           1      603 Dolley Madison Road                                      0.02000%         N
    129           1      Walgreens - Saint Joseph, MO                                 0.02000%         Y        08/11/15
    130           1      Ninth Street North                                           0.02000%         N
    131           1      Extra Space - Plano, TX                                      0.02000%         N
    132           2      Turtle Place Apartments                                      0.02000%         N
    133           1      Extra Space - Memphis TN (Winchester Road)                   0.02000%         N
    134           1      US Storage Center - Gardena, CA                              0.02000%         N
    135           2      Kentwood Apartments                                          0.02000%         N
    136           1      Walgreens - Newton, KS                                       0.02000%         Y        08/11/15
    137           2      Barrington Apartments                                        0.02000%         N
    138           1      Walgreens - Warrensburg, MO                                  0.02000%         Y        05/11/15
    139           1      Patterson Pope Building                                      0.02000%         N
    140           1      Conn's - Austin, TX                                          0.02000%         Y        10/11/10
    141           1      Extra Space - West Palm Beach, FL                            0.02000%         N
    142           1      Conn's - Cedar Park, TX                                      0.02000%         Y        10/11/10
    143           2      Walworth Ridge Apartments                                    0.02000%         N
    144           1      Extra Space - Austin, TX                                     0.02000%         N
    145           1      Red Banks Crossing Shopping Center                           0.02000%         N
    146           1      Extra Space - North Highlands, CA                            0.02000%         N
    147           2      Landings at Pilot Point Apartments                           0.02000%         N
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)              0.02000%         N
    149           1      Extra Space - Columbus, OH (Schofield Drive)                 0.02000%         N
    150           1      Conn's - Hurst, TX                                           0.02000%         Y        10/11/10
    151           1      Rite Aid - Wheelersburg, OH                                  0.02000%         Y        07/11/10

(TABLE CONTINUED)

Morgage        Loan
Loan           Group
Number         Number           Property Name                                                        Additional Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)
     2            1      Westin Casuarina Hotel & Spa
     3            1      Abbey II Pool
    3.01                 Fletcher Parkway Medical Center
    3.02                 Upland Freeway Center
    3.03                 Aliso Viejo Commerce Center
    3.04                 Wimbledon Village
    3.05                 Airport One Office Building(2)
    3.06                 Cityview Plaza Office Park
    3.07                 Commerce Corporate Center
    3.08                 Ming Office Park
    3.09                 Moreno Valley Commerce Center
    3.10                 Glendora Commerce Center(2)
    3.11                 La Mirada Commerce Center
    3.12                 Abbey Center
    3.13                 Arlington II - Riverside
    3.14                 Fresno Airport (Gateway Plaza)(2)
    3.15                 Palm Springs Airport
    3.16                 Mt. Vernon Commerce Center
     4            1      Extra Space PRISA Pool
    4.01                 Extra Space PRISA - Brooklyn, NY
    4.02                 Extra Space PRISA - Alexandria, VA
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)
    4.05                 Extra Space PRISA - Hicksville, NY
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)
    4.07                 Extra Space PRISA - Santa Cruz, CA
    4.08                 Extra Space PRISA - Fredericksburg, VA
    4.09                 Extra Space PRISA - Santa Fe, NM
    4.1                  Extra Space PRISA - Birmingham, AL
    4.11                 Extra Space PRISA - Kingston, NY
    4.12                 Extra Space PRISA - Ridge, NY
    4.13                 Extra Space PRISA - Skokie, IL
    4.14                 Extra Space PRISA - Gambrills, MD
    4.15                 Extra Space PRISA - Tyngsboro, MA
    4.16                 Extra Space PRISA - Brookfield, CT
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)
    4.18                 Extra Space PRISA - Aloha, OR
    4.19                 Extra Space PRISA - Belleville, MI
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)
    4.21                 Extra Space PRISA - Dallas, TX
    4.22                 Extra Space PRISA - Mount Laurel, NJ
    4.23                 Extra Space PRISA - Spring, TX
    4.24                 Extra Space PRISA - Towson, MD
    4.25                 Extra Space PRISA - Vancouver, WA
    4.26                 Extra Space PRISA - Moreno Valley, CA
    4.27                 Extra Space PRISA - Harrison, NJ
    4.28                 Extra Space PRISA - Mesa, AZ
    4.29                 Extra Space PRISA - Bartlett, TN
    4.3                  Extra Space PRISA - Hauppauge, NY
    4.31                 Extra Space PRISA - Willoughby, OH
    4.32                 Extra Space PRISA - Mentor, OH
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)
    4.34                 Extra Space PRISA - Amsterdam, NY
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)
     5            1      300 Four Falls Corporate Center(2)
     6            1      Tiffany Building                                          Greater of initial interest rate plus 2.5% or
                                                                                    TCMYI plus 2.5%
     7            1      Metro Pointe at South Coast
     8            1      Eagle Ridge Mall
     9            1      One & Olney Square(2)
     10           1      501 Second Street
     11           1      Knollwood Mall
     12           2      Monte Viejo Apartments
     13           1      Britannia Business Center II
     14           1      Birtcher Phoenix Pool
   14.01                 AIG Building
   14.02                 TriWest Healthcare Complex
   14.03                 NCS Pearson Building
   14.04                 Hypercom Building
     15           1      Residence Inn - Beverly Hills, CA
     16           1      Britannia Business Center III
     17           1      Greenery Mall
     18           2      Park Ridge Apartments
     19           2      Summerhill Pointe Apartments
     20           1      Hamburg Village Shopping Center
     21           1      River City Renaissance Pool
   21.01                 3501 Stuart Avenue
   21.02                 3115 Monument Avenue
   21.03                 2516 West Grace Street
   21.04                 2716 West Grace Street
   21.05                 2726 West Grace Street
   21.06                 2730 West Grace Street
   21.07                 2734 West Grace Street
   21.08                 711 North Boulevard
   21.09                 801-803 North Boulevard
    21.1                 805 North Boulevard
   21.11                 808 North Boulevard
   21.12                 811 North Boulevard
   21.13                 2215 Monument Avenue
   21.14                 25 North Boulevard
   21.15                 2810 Monument Avenue
   21.16                 706 North Boulevard
   21.17                 2700 West Grace Street
   21.18                 2233 Monument Avenue
   21.19                 803 North Robinson Street
    21.2                 2217 Monument Avenue
   21.21                 2225 Monument Avenue
   21.22                 622 North Boulevard
   21.23                 306 North Nansemond Street
     22           1      Cottonwood Corners Shopping Center
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase
     24           2      Knollwood Apartments
     25           1      Palmer Town Center                                        Greater of initial interest rate plus 3.0% or
                                                                                    TCMYI plus 3.0%
     26           2      Londontowne Apartments
     28           1      Price Plaza Center                                        Greater of initial interest rate plus 3.0% or
                                                                                    TCMYI plus 3.0%
     29           1      Lake Sweetwater Apartments(2)
     30           1      Mansions in the Park
     31           1      One Riverfront Plaza
     32           2      Sherwood Acres Apartments
     33           1      Walmart - Hazard, KY                                      Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%
     35           1      Extra Space - Marina Del Ray, CA
     36           1      Sugar Mill Apartments
     37                  RESERVED(4)
     38           2      The Timbers Apartments
     39           2      Willowbend Lake Apartments
     40           1      Chloe Foods
     41           1      Warner Atrium
     42           1      Dublin Place Shopping Center
     43           1      Marriott - Oklahoma City, OK
     44           2      The Renaissance Apartments
     45           1      BJB - North Pine Grove
     46           1      Woodside Village Shopping Center(2)
     47           1      Charter Pointe Apartments
     48           1      Putnam Place(5)
     49           1      Springfield Commons
     50           1      One Grumman Road West
     51           1      Carriage Oaks Apartments
     52           1      Virginia Office Pool(2)
   52.01                 Wythe Building
   52.02                 Culpeper Building
   52.03                 Almond Building
   52.04                 Lee Building
   52.05                 Ratcliffe Building
     53           1      Yamato Office Center
     54           1      Colonnades West Shopping Center
     55           2      Vineyard Village Apartments
     56           1      BJB - West Surf
     57           1      Crenshaw Business Park
     58           1      Brittany Lane Apartments
     59           1      Comfort Inn - Warwick, RI
     60           1      Holiday Inn Select - Orlando, FL
     61           2      Camino Real Apartments                                    Greater of initial interest rate plus 3.0% or
                                                                                    TCMYI plus 3.0%
     62           1      1201 Broadway
     63                  RESERVED(4)
     64           1      Motel Pool I(6)
   64.01                 Settle Inn - Council Bluffs, IA
   64.02                 Settle Inn - Bellevue, NE
   64.03                 Best Western Settle Inn - Omaha, NE
   64.04                 Settle Inn - Lincoln, NE
   64.05                 Settle Inn - Altoona, IA
     65           2      Forestwood Apartments
     66           1      Extra Space - Chatsworth, CA
     67           1      Patrick Commerce Center
     68           2      La Fontenay III Apartments
     69           2      Citifront Apartments
     70           2      Wellington Farms Apartments(7)
     71           1      Scripps Ranch Marketplace II
     72           1      White Stone Center
     73           2      Parkway Crossing(2)
     74           1      Extra Space - Philadelphia, PA
     75           1      Colonial Estates Apartments
     76           1      Loudoun Center
     77           2      Tropicana Springs
     78           1      River Pointe Mall(8)
     79           2      Clocktower Apartments
     80           2      Villa Sierra Apartments
     81           2      Cedar Bluff Apartments
     82           1      BJB - Ridge Pool
   82.01                 BJB - 2129-2135 Ridge
   82.02                 BJB - 2121 Ridge
     83           1      Kohl's - Wadsworth, OH
     84           1      BJB - Oakdale
     85           1      Carmel Park II
     87           1      Oak Grove Market
     88           2      Colonie Apartments
     89           1      Key Plaza
     90           1      Motel Pool II(6)
   90.01                 Best Western - Grand Forks, ND
   90.02                 Best Western - Lincoln, NE
   90.03                 Settle Inn - Grand Forks, ND
   90.04                 Settle Inn - Kaukauna, WI
   90.05                 Super 8 - Seward, NE
     91           1      Extra Space - Cordova, TN
     92           1      American Equities Technology Center(2)(9)
     93           1      Buena Vista II Apartments
     94           1      Extra Space - Long Beach, CA
     95           1      Lake Plaza East
     96           1      BJB - 1575 Oak  Avenue
     97           1      Kyrene Corporate Center
     98           1      Extra Space - Miami, FL
     99           1      BreckenRidge Apartments
    100           1      US Storage Center - Long Beach, CA
    101           2      Lake Pointe Apartments - Phase 2
    102           1      Extra Space - Naples, FL
    103           1      Walgreens - Metairie, LA
    104           1      Kmart - West Saint Paul, MN
    105           1      Extra Space - Burke, VA
    106           1      34 South Broadway
    107           1      Harris Teeter - Darnestown, MD
    108           1      BJB - Maple and Dempster Apartments
    109           1      350 Revolutionary Drive
    110           1      445 Dolley Madison Road
    111           2      Wyndchase Apartments
    112           1      Walgreens - Mauldin, SC
    113           1      Extra Space - Dallas, TX
    114           1      BJB - 2247 Ridge Avenue
    115           2      Carisbrooke Apartments Phase III
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)
    117           1      Walgreens - Marietta, GA
    118           1      Walgreens - North Wilkesboro, NC
    119           1      Hillcrest Plaza Shopping Center
    120           1      Dreamy Draw Office Plaza
    121           1      Extra Space - Las Vegas, NV
    122           1      Extra Space - Columbus, OH (Kenny Road)
    123           2      Driftwood Apartments
    124           1      Walgreens - Hutchinson, KS                                Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%
    125           1      CVS - Winter Haven, FL                                    Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%
    126           1      Extra Space - Houston, TX
    127           1      Walgreens - Harris County, TX
    128           1      603 Dolley Madison Road
    129           1      Walgreens - Saint Joseph, MO                              Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%
    130           1      Ninth Street North
    131           1      Extra Space - Plano, TX
    132           2      Turtle Place Apartments
    133           1      Extra Space - Memphis TN (Winchester Road)
    134           1      US Storage Center - Gardena, CA
    135           2      Kentwood Apartments
    136           1      Walgreens - Newton, KS                                    Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%
    137           2      Barrington Apartments
    138           1      Walgreens - Warrensburg, MO                               Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%
    139           1      Patterson Pope Building
    140           1      Conn's - Austin, TX                                       Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%
    141           1      Extra Space - West Palm Beach, FL
    142           1      Conn's - Cedar Park, TX                                   Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%
    143           2      Walworth Ridge Apartments
    144           1      Extra Space - Austin, TX
    145           1      Red Banks Crossing Shopping Center
    146           1      Extra Space - North Highlands, CA
    147           2      Landings at Pilot Point Apartments
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)
    149           1      Extra Space - Columbus, OH (Schofield Drive)
    150           1      Conn's - Hurst, TX                                        Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%
    151           1      Rite Aid - Wheelersburg, OH                               Greater of initial interest rate plus 2.0% or
                                                                                    TCMYI plus 2.0%

(TABLE CONTINUED)

Morgage        Loan
Loan           Group
Number         Number           Property Name                                     Loan Originator Environmental Insurance
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                             Wachovia           N
     2            1      Westin Casuarina Hotel & Spa                                Wachovia           N
     3            1      Abbey II Pool                                               Wachovia           N
    3.01                 Fletcher Parkway Medical Center                                                N
    3.02                 Upland Freeway Center                                                          N
    3.03                 Aliso Viejo Commerce Center                                                    N
    3.04                 Wimbledon Village                                                              N
    3.05                 Airport One Office Building(2)                                                 N
    3.06                 Cityview Plaza Office Park                                                     N
    3.07                 Commerce Corporate Center                                                      N
    3.08                 Ming Office Park                                                               N
    3.09                 Moreno Valley Commerce Center                                                  N
    3.10                 Glendora Commerce Center(2)                                                    N
    3.11                 La Mirada Commerce Center                                                      N
    3.12                 Abbey Center                                                                   N
    3.13                 Arlington II - Riverside                                                       N
    3.14                 Fresno Airport (Gateway Plaza)(2)                                              N
    3.15                 Palm Springs Airport                                                           N
    3.16                 Mt. Vernon Commerce Center                                                     N
     4            1      Extra Space PRISA Pool                                      Wachovia           Y
    4.01                 Extra Space PRISA - Brooklyn, NY                                               Y
    4.02                 Extra Space PRISA - Alexandria, VA                                             Y
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA                                       Y
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)                                      Y
    4.05                 Extra Space PRISA - Hicksville, NY                                             Y
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)                        Y
    4.07                 Extra Space PRISA - Santa Cruz, CA                                             Y
    4.08                 Extra Space PRISA - Fredericksburg, VA                                         Y
    4.09                 Extra Space PRISA - Santa Fe, NM                                               Y
    4.1                  Extra Space PRISA - Birmingham, AL                                             Y
    4.11                 Extra Space PRISA - Kingston, NY                                               Y
    4.12                 Extra Space PRISA - Ridge, NY                                                  Y
    4.13                 Extra Space PRISA - Skokie, IL                                                 Y
    4.14                 Extra Space PRISA - Gambrills, MD                                              Y
    4.15                 Extra Space PRISA - Tyngsboro, MA                                              Y
    4.16                 Extra Space PRISA - Brookfield, CT                                             Y
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)                                  Y
    4.18                 Extra Space PRISA - Aloha, OR                                                  Y
    4.19                 Extra Space PRISA - Belleville, MI                                             Y
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)                          Y
    4.21                 Extra Space PRISA - Dallas, TX                                                 Y
    4.22                 Extra Space PRISA - Mount Laurel, NJ                                           Y
    4.23                 Extra Space PRISA - Spring, TX                                                 Y
    4.24                 Extra Space PRISA - Towson, MD                                                 Y
    4.25                 Extra Space PRISA - Vancouver, WA                                              Y
    4.26                 Extra Space PRISA - Moreno Valley, CA                                          Y
    4.27                 Extra Space PRISA - Harrison, NJ                                               Y
    4.28                 Extra Space PRISA - Mesa, AZ                                                   Y
    4.29                 Extra Space PRISA - Bartlett, TN                                               Y
    4.3                  Extra Space PRISA - Hauppauge, NY                                              Y
    4.31                 Extra Space PRISA - Willoughby, OH                                             Y
    4.32                 Extra Space PRISA - Mentor, OH                                                 Y
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)                                Y
    4.34                 Extra Space PRISA - Amsterdam, NY                                              Y
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)                        Y
     5            1      300 Four Falls Corporate Center(2)                          Wachovia           N
     6            1      Tiffany Building                                            Wachovia           N
     7            1      Metro Pointe at South Coast                                 Wachovia           N
     8            1      Eagle Ridge Mall                                            Wachovia           N
     9            1      One & Olney Square(2)                                       Wachovia           N
     10           1      501 Second Street                                           Wachovia           N
     11           1      Knollwood Mall                                              Wachovia           N
     12           2      Monte Viejo Apartments                                      Wachovia           N
     13           1      Britannia Business Center II                                Wachovia           N
     14           1      Birtcher Phoenix Pool                                       Wachovia           N
   14.01                 AIG Building                                                                   N
   14.02                 TriWest Healthcare Complex                                                     N
   14.03                 NCS Pearson Building                                                           N
   14.04                 Hypercom Building                                                              N
     15           1      Residence Inn - Beverly Hills, CA                           Wachovia           N
     16           1      Britannia Business Center III                               Wachovia           N
     17           1      Greenery Mall                                               Wachovia           N
     18           2      Park Ridge Apartments                                       Wachovia           N
     19           2      Summerhill Pointe Apartments                                Wachovia           N
     20           1      Hamburg Village Shopping Center                             Wachovia           N
     21           1      River City Renaissance Pool                                 Wachovia           N
   21.01                 3501 Stuart Avenue                                                             N
   21.02                 3115 Monument Avenue                                                           N
   21.03                 2516 West Grace Street                                                         N
   21.04                 2716 West Grace Street                                                         N
   21.05                 2726 West Grace Street                                                         N
   21.06                 2730 West Grace Street                                                         N
   21.07                 2734 West Grace Street                                                         N
   21.08                 711 North Boulevard                                                            N
   21.09                 801-803 North Boulevard                                                        N
    21.1                 805 North Boulevard                                                            N
   21.11                 808 North Boulevard                                                            N
   21.12                 811 North Boulevard                                                            N
   21.13                 2215 Monument Avenue                                                           N
   21.14                 25 North Boulevard                                                             N
   21.15                 2810 Monument Avenue                                                           N
   21.16                 706 North Boulevard                                                            N
   21.17                 2700 West Grace Street                                                         N
   21.18                 2233 Monument Avenue                                                           N
   21.19                 803 North Robinson Street                                                      N
    21.2                 2217 Monument Avenue                                                           N
   21.21                 2225 Monument Avenue                                                           N
   21.22                 622 North Boulevard                                                            N
   21.23                 306 North Nansemond Street                                                     N
     22           1      Cottonwood Corners Shopping Center                          Wachovia           N
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase           Wachovia           N
     24           2      Knollwood Apartments                                        Wachovia           N
     25           1      Palmer Town Center                                          Wachovia           N
     26           2      Londontowne Apartments                                      Wachovia           N
     28           1      Price Plaza Center                                          Wachovia           N
     29           1      Lake Sweetwater Apartments(2)                               Wachovia           N
     30           1      Mansions in the Park                                        Wachovia           N
     31           1      One Riverfront Plaza                                        Wachovia           Y
     32           2      Sherwood Acres Apartments                                   Wachovia           N
     33           1      Walmart - Hazard, KY                                        Wachovia           N
     35           1      Extra Space - Marina Del Ray, CA                            Wachovia           N
     36           1      Sugar Mill Apartments                                       Wachovia           N
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                      Wachovia           N
     39           2      Willowbend Lake Apartments                                  Wachovia           N
     40           1      Chloe Foods                                                 Wachovia           Y
     41           1      Warner Atrium                                               Wachovia           N
     42           1      Dublin Place Shopping Center                                Wachovia           N
     43           1      Marriott - Oklahoma City, OK                                Wachovia           N
     44           2      The Renaissance Apartments                                  Wachovia           N
     45           1      BJB - North Pine Grove                                      Wachovia           N
     46           1      Woodside Village Shopping Center(2)                         Wachovia           N
     47           1      Charter Pointe Apartments                                   Wachovia           N
     48           1      Putnam Place(5)                                             Wachovia           N
     49           1      Springfield Commons                                         Wachovia           N
     50           1      One Grumman Road West                                       Wachovia           N
     51           1      Carriage Oaks Apartments                                    Wachovia           N
     52           1      Virginia Office Pool(2)                                     Wachovia           N
   52.01                 Wythe Building                                                                 N
   52.02                 Culpeper Building                                                              N
   52.03                 Almond Building                                                                N
   52.04                 Lee Building                                                                   N
   52.05                 Ratcliffe Building                                                             N
     53           1      Yamato Office Center                                        Wachovia           N
     54           1      Colonnades West Shopping Center                             Wachovia           N
     55           2      Vineyard Village Apartments                                 Wachovia           N
     56           1      BJB - West Surf                                             Wachovia           N
     57           1      Crenshaw Business Park                                      Wachovia           N
     58           1      Brittany Lane Apartments                                    Wachovia           N
     59           1      Comfort Inn - Warwick, RI                                   Wachovia           N
     60           1      Holiday Inn Select - Orlando, FL                            Wachovia           N
     61           2      Camino Real Apartments                                      Wachovia           Y
     62           1      1201 Broadway                                               Wachovia           Y
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                             Wachovia           N
   64.01                 Settle Inn - Council Bluffs, IA                                                N
   64.02                 Settle Inn - Bellevue, NE                                                      N
   64.03                 Best Western Settle Inn - Omaha, NE                                            N
   64.04                 Settle Inn - Lincoln, NE                                                       N
   64.05                 Settle Inn - Altoona, IA                                                       N
     65           2      Forestwood Apartments                                       Wachovia           N
     66           1      Extra Space - Chatsworth, CA                                Wachovia           N
     67           1      Patrick Commerce Center                                     Wachovia           N
     68           2      La Fontenay III Apartments                                  Wachovia           N
     69           2      Citifront Apartments                                        Wachovia           N
     70           2      Wellington Farms Apartments(7)                              Wachovia           N
     71           1      Scripps Ranch Marketplace II                                Wachovia           N
     72           1      White Stone Center                                          Wachovia           N
     73           2      Parkway Crossing(2)                                         Wachovia           N
     74           1      Extra Space - Philadelphia, PA                              Wachovia           N
     75           1      Colonial Estates Apartments                                 Wachovia           N
     76           1      Loudoun Center                                              Wachovia           N
     77           2      Tropicana Springs                                           Wachovia           N
     78           1      River Pointe Mall(8)                                        Wachovia           N
     79           2      Clocktower Apartments                                       Wachovia           N
     80           2      Villa Sierra Apartments                                     Wachovia           N
     81           2      Cedar Bluff Apartments                                      Wachovia           N
     82           1      BJB - Ridge Pool                                            Wachovia           N
   82.01                 BJB - 2129-2135 Ridge                                                          N
   82.02                 BJB - 2121 Ridge                                                               N
     83           1      Kohl's - Wadsworth, OH                                      Wachovia           N
     84           1      BJB - Oakdale                                               Wachovia           N
     85           1      Carmel Park II                                              Wachovia           N
     87           1      Oak Grove Market                                            Wachovia           N
     88           2      Colonie Apartments                                          Wachovia           N
     89           1      Key Plaza                                                   Wachovia           N
     90           1      Motel Pool II(6)                                            Wachovia           N
   90.01                 Best Western - Grand Forks, ND                                                 N
   90.02                 Best Western - Lincoln, NE                                                     N
   90.03                 Settle Inn - Grand Forks, ND                                                   N
   90.04                 Settle Inn - Kaukauna, WI                                                      N
   90.05                 Super 8 - Seward, NE                                                           N
     91           1      Extra Space - Cordova, TN                                   Wachovia           N
     92           1      American Equities Technology Center(2)(9)                   Wachovia           N
     93           1      Buena Vista II Apartments                                   Wachovia           N
     94           1      Extra Space - Long Beach, CA                                Wachovia           N
     95           1      Lake Plaza East                                             Wachovia           N
     96           1      BJB - 1575 Oak  Avenue                                      Wachovia           N
     97           1      Kyrene Corporate Center                                     Wachovia           N
     98           1      Extra Space - Miami, FL                                     Wachovia           N
     99           1      BreckenRidge Apartments                                     Wachovia           N
    100           1      US Storage Center - Long Beach, CA                          Wachovia           N
    101           2      Lake Pointe Apartments - Phase 2                            Wachovia           N
    102           1      Extra Space - Naples, FL                                    Wachovia           N
    103           1      Walgreens - Metairie, LA                                    Wachovia           N
    104           1      Kmart - West Saint Paul, MN                                 Wachovia           N
    105           1      Extra Space - Burke, VA                                     Wachovia           N
    106           1      34 South Broadway                                           Wachovia           N
    107           1      Harris Teeter - Darnestown, MD                              Wachovia           N
    108           1      BJB - Maple and Dempster Apartments                         Wachovia           N
    109           1      350 Revolutionary Drive                                     Wachovia           N
    110           1      445 Dolley Madison Road                                     Wachovia           N
    111           2      Wyndchase Apartments                                        Wachovia           N
    112           1      Walgreens - Mauldin, SC                                     Wachovia           N
    113           1      Extra Space - Dallas, TX                                    Wachovia           N
    114           1      BJB - 2247 Ridge Avenue                                     Wachovia           N
    115           2      Carisbrooke Apartments Phase III                            Wachovia           N
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)                  Wachovia           N
    117           1      Walgreens - Marietta, GA                                    Wachovia           N
    118           1      Walgreens - North Wilkesboro, NC                            Wachovia           N
    119           1      Hillcrest Plaza Shopping Center                             Wachovia           N
    120           1      Dreamy Draw Office Plaza                                    Wachovia           N
    121           1      Extra Space - Las Vegas, NV                                 Wachovia           N
    122           1      Extra Space - Columbus, OH (Kenny Road)                     Wachovia           N
    123           2      Driftwood Apartments                                        Wachovia           N
    124           1      Walgreens - Hutchinson, KS                                  Wachovia           N
    125           1      CVS - Winter Haven, FL                                      Wachovia           N
    126           1      Extra Space - Houston, TX                                   Wachovia           N
    127           1      Walgreens - Harris County, TX                               Wachovia           N
    128           1      603 Dolley Madison Road                                     Wachovia           N
    129           1      Walgreens - Saint Joseph, MO                                Wachovia           N
    130           1      Ninth Street North                                          Wachovia           N
    131           1      Extra Space - Plano, TX                                     Wachovia           N
    132           2      Turtle Place Apartments                                     Wachovia           N
    133           1      Extra Space - Memphis TN (Winchester Road)                  Wachovia           N
    134           1      US Storage Center - Gardena, CA                             Wachovia           N
    135           2      Kentwood Apartments                                         Wachovia           N
    136           1      Walgreens - Newton, KS                                      Wachovia           N
    137           2      Barrington Apartments                                       Wachovia           N
    138           1      Walgreens - Warrensburg, MO                                 Wachovia           N
    139           1      Patterson Pope Building                                     Wachovia           N
    140           1      Conn's - Austin, TX                                         Wachovia           N
    141           1      Extra Space - West Palm Beach, FL                           Wachovia           N
    142           1      Conn's - Cedar Park, TX                                     Wachovia           N
    143           2      Walworth Ridge Apartments                                   Wachovia           N
    144           1      Extra Space - Austin, TX                                    Wachovia           N
    145           1      Red Banks Crossing Shopping Center                          Wachovia           N
    146           1      Extra Space - North Highlands, CA                           Wachovia           N
    147           2      Landings at Pilot Point Apartments                          Wachovia           N
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)             Wachovia           N
    149           1      Extra Space - Columbus, OH (Schofield Drive)                Wachovia           N
    150           1      Conn's - Hurst, TX                                          Wachovia           N
    151           1      Rite Aid - Wheelersburg, OH                                 Wachovia           N

(TABLE CONTINUED)

Morgage        Loan
Loan           Group                                                              Cross Collateralized and              Prepayment
Number         Number           Property Name                                     Cross Defaulted Loan Flag             Provisions
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                                                                         Y
     2            1      Westin Casuarina Hotel & Spa                                                                            Y
     3            1      Abbey II Pool                                                                                           Y
    3.01                 Fletcher Parkway Medical Center
    3.02                 Upland Freeway Center
    3.03                 Aliso Viejo Commerce Center
    3.04                 Wimbledon Village
    3.05                 Airport One Office Building(2)
    3.06                 Cityview Plaza Office Park
    3.07                 Commerce Corporate Center
    3.08                 Ming Office Park
    3.09                 Moreno Valley Commerce Center
    3.10                 Glendora Commerce Center(2)
    3.11                 La Mirada Commerce Center
    3.12                 Abbey Center
    3.13                 Arlington II - Riverside
    3.14                 Fresno Airport (Gateway Plaza)(2)
    3.15                 Palm Springs Airport
    3.16                 Mt. Vernon Commerce Center
     4            1      Extra Space PRISA Pool                                                                              YM or D
    4.01                 Extra Space PRISA - Brooklyn, NY
    4.02                 Extra Space PRISA - Alexandria, VA
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)
    4.05                 Extra Space PRISA - Hicksville, NY
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)
    4.07                 Extra Space PRISA - Santa Cruz, CA
    4.08                 Extra Space PRISA - Fredericksburg, VA
    4.09                 Extra Space PRISA - Santa Fe, NM
    4.1                  Extra Space PRISA - Birmingham, AL
    4.11                 Extra Space PRISA - Kingston, NY
    4.12                 Extra Space PRISA - Ridge, NY
    4.13                 Extra Space PRISA - Skokie, IL
    4.14                 Extra Space PRISA - Gambrills, MD
    4.15                 Extra Space PRISA - Tyngsboro, MA
    4.16                 Extra Space PRISA - Brookfield, CT
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)
    4.18                 Extra Space PRISA - Aloha, OR
    4.19                 Extra Space PRISA - Belleville, MI
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)
    4.21                 Extra Space PRISA - Dallas, TX
    4.22                 Extra Space PRISA - Mount Laurel, NJ
    4.23                 Extra Space PRISA - Spring, TX
    4.24                 Extra Space PRISA - Towson, MD
    4.25                 Extra Space PRISA - Vancouver, WA
    4.26                 Extra Space PRISA - Moreno Valley, CA
    4.27                 Extra Space PRISA - Harrison, NJ
    4.28                 Extra Space PRISA - Mesa, AZ
    4.29                 Extra Space PRISA - Bartlett, TN
    4.3                  Extra Space PRISA - Hauppauge, NY
    4.31                 Extra Space PRISA - Willoughby, OH
    4.32                 Extra Space PRISA - Mentor, OH
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)
    4.34                 Extra Space PRISA - Amsterdam, NY
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)
     5            1      300 Four Falls Corporate Center(2)                                                                      Y
     6            1      Tiffany Building                                                                                        Y
     7            1      Metro Pointe at South Coast                                                                             Y
     8            1      Eagle Ridge Mall                                                                                        Y
     9            1      One & Olney Square(2)                                                                                   Y
     10           1      501 Second Street                                                                                       Y
     11           1      Knollwood Mall                                                                                          Y
     12           2      Monte Viejo Apartments                                                                                  Y
     13           1      Britannia Business Center II                                                                            Y
     14           1      Birtcher Phoenix Pool                                            Birtcher Portfolio                     Y
   14.01                 AIG Building
   14.02                 TriWest Healthcare Complex
   14.03                 NCS Pearson Building
   14.04                 Hypercom Building
     15           1      Residence Inn - Beverly Hills, CA                                                                       Y
     16           1      Britannia Business Center III                                                                           Y
     17           1      Greenery Mall                                                                                           Y
     18           2      Park Ridge Apartments                                                                                   Y
     19           2      Summerhill Pointe Apartments                                                                            Y
     20           1      Hamburg Village Shopping Center                                                                         N
     21           1      River City Renaissance Pool                                                                             Y
   21.01                 3501 Stuart Avenue
   21.02                 3115 Monument Avenue
   21.03                 2516 West Grace Street
   21.04                 2716 West Grace Street
   21.05                 2726 West Grace Street
   21.06                 2730 West Grace Street
   21.07                 2734 West Grace Street
   21.08                 711 North Boulevard
   21.09                 801-803 North Boulevard
    21.1                 805 North Boulevard
   21.11                 808 North Boulevard
   21.12                 811 North Boulevard
   21.13                 2215 Monument Avenue
   21.14                 25 North Boulevard
   21.15                 2810 Monument Avenue
   21.16                 706 North Boulevard
   21.17                 2700 West Grace Street
   21.18                 2233 Monument Avenue
   21.19                 803 North Robinson Street
    21.2                 2217 Monument Avenue
   21.21                 2225 Monument Avenue
   21.22                 622 North Boulevard
   21.23                 306 North Nansemond Street
     22           1      Cottonwood Corners Shopping Center                                                                      Y
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase                                                       Y
     24           2      Knollwood Apartments                                                                                    Y
     25           1      Palmer Town Center                                                                                      Y
     26           2      Londontowne Apartments                                                                                  Y
     28           1      Price Plaza Center                                                                                      Y
     29           1      Lake Sweetwater Apartments(2)                                                                           Y
     30           1      Mansions in the Park                                                                                    N
     31           1      One Riverfront Plaza                                                                                    Y
     32           2      Sherwood Acres Apartments                                                                               Y
     33           1      Walmart - Hazard, KY                                                                                    Y
     35           1      Extra Space - Marina Del Ray, CA                         Extra Space Self Storage Portfolio #6          Y
     36           1      Sugar Mill Apartments                                                                                   N
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                                                                  Y
     39           2      Willowbend Lake Apartments                                                                              Y
     40           1      Chloe Foods                                                                                             Y
     41           1      Warner Atrium                                                                                           Y
     42           1      Dublin Place Shopping Center                                                                            Y
     43           1      Marriott - Oklahoma City, OK                                                                            Y
     44           2      The Renaissance Apartments                                                                              Y
     45           1      BJB - North Pine Grove                                                                                  Y
     46           1      Woodside Village Shopping Center(2)                                                                     Y
     47           1      Charter Pointe Apartments                                                                               Y
     48           1      Putnam Place(5)                                                                                         Y
     49           1      Springfield Commons                                                                                     Y
     50           1      One Grumman Road West                                                                                   Y
     51           1      Carriage Oaks Apartments                                                                                N
     52           1      Virginia Office Pool(2)                                                                                 Y
   52.01                 Wythe Building
   52.02                 Culpeper Building
   52.03                 Almond Building
   52.04                 Lee Building
   52.05                 Ratcliffe Building
     53           1      Yamato Office Center                                                                                    Y
     54           1      Colonnades West Shopping Center                                                                         Y
     55           2      Vineyard Village Apartments                                                                             Y
     56           1      BJB - West Surf                                                                                         Y
     57           1      Crenshaw Business Park                                                                                  Y
     58           1      Brittany Lane Apartments                                                                                Y
     59           1      Comfort Inn - Warwick, RI                                                                               Y
     60           1      Holiday Inn Select - Orlando, FL                                                                        Y
     61           2      Camino Real Apartments                                                                                  N
     62           1      1201 Broadway                                                                                           Y
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                                                                         Y
   64.01                 Settle Inn - Council Bluffs, IA
   64.02                 Settle Inn - Bellevue, NE
   64.03                 Best Western Settle Inn - Omaha, NE
   64.04                 Settle Inn - Lincoln, NE
   64.05                 Settle Inn - Altoona, IA
     65           2      Forestwood Apartments                                                                                   Y
     66           1      Extra Space - Chatsworth, CA                             Extra Space Self Storage Portfolio #6          Y
     67           1      Patrick Commerce Center                                                                                 Y
     68           2      La Fontenay III Apartments                                                                              Y
     69           2      Citifront Apartments                                                                                    Y
     70           2      Wellington Farms Apartments(7)                                                                          Y
     71           1      Scripps Ranch Marketplace II                                                                            N
     72           1      White Stone Center                                                                                      Y
     73           2      Parkway Crossing(2)                                                                                     Y
     74           1      Extra Space - Philadelphia, PA                           Extra Space Self Storage Portfolio #6          Y
     75           1      Colonial Estates Apartments                                                                             N
     76           1      Loudoun Center                                                                                          Y
     77           2      Tropicana Springs                                                                                       N
     78           1      River Pointe Mall(8)                                                                                    Y
     79           2      Clocktower Apartments                                                                                   N
     80           2      Villa Sierra Apartments                                  Villa Sierra/Wyndchase Apartments Portfolio    Y
     81           2      Cedar Bluff Apartments                                                                                  Y
     82           1      BJB - Ridge Pool                                                                                        Y
   82.01                 BJB - 2129-2135 Ridge
   82.02                 BJB - 2121 Ridge
     83           1      Kohl's - Wadsworth, OH                                                                                  Y
     84           1      BJB - Oakdale                                                                                           Y
     85           1      Carmel Park II                                                                                          Y
     87           1      Oak Grove Market                                                                                        Y
     88           2      Colonie Apartments                                                                                      Y
     89           1      Key Plaza                                                                                               Y
     90           1      Motel Pool II(6)                                                                                        Y
   90.01                 Best Western - Grand Forks, ND
   90.02                 Best Western - Lincoln, NE
   90.03                 Settle Inn - Grand Forks, ND
   90.04                 Settle Inn - Kaukauna, WI
   90.05                 Super 8 - Seward, NE
     91           1      Extra Space - Cordova, TN                                Extra Space Self Storage Portfolio #6          Y
     92           1      American Equities Technology Center(2)(9)                                                               Y
     93           1      Buena Vista II Apartments                                                                               Y
     94           1      Extra Space - Long Beach, CA                             Extra Space Self Storage Portfolio #6          Y
     95           1      Lake Plaza East                                                                                         Y
     96           1      BJB - 1575 Oak  Avenue                                                                                  Y
     97           1      Kyrene Corporate Center                                          Birtcher Portfolio                     Y
     98           1      Extra Space - Miami, FL                                  Extra Space Self Storage Portfolio #6          Y
     99           1      BreckenRidge Apartments                                                                                 Y
    100           1      US Storage Center - Long Beach, CA                                                                      Y
    101           2      Lake Pointe Apartments - Phase 2                                                                        Y
    102           1      Extra Space - Naples, FL                                 Extra Space Self Storage Portfolio #6          Y
    103           1      Walgreens - Metairie, LA                                                                                Y
    104           1      Kmart - West Saint Paul, MN                                                                             Y
    105           1      Extra Space - Burke, VA                                  Extra Space Self Storage Portfolio #6          Y
    106           1      34 South Broadway                                                                                       Y
    107           1      Harris Teeter - Darnestown, MD                                                                          Y
    108           1      BJB - Maple and Dempster Apartments                                                                     Y
    109           1      350 Revolutionary Drive                                                                                 Y
    110           1      445 Dolley Madison Road                                                                                 Y
    111           2      Wyndchase Apartments                                     Villa Sierra/Wyndchase Apartments Portfolio    Y
    112           1      Walgreens - Mauldin, SC                                                                                 Y
    113           1      Extra Space - Dallas, TX                                 Extra Space Self Storage Portfolio #6          Y
    114           1      BJB - 2247 Ridge Avenue                                                                                 Y
    115           2      Carisbrooke Apartments Phase III                                                                        Y
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)                                                              Y
    117           1      Walgreens - Marietta, GA                                                                                Y
    118           1      Walgreens - North Wilkesboro, NC                                                                        Y
    119           1      Hillcrest Plaza Shopping Center                                                                         Y
    120           1      Dreamy Draw Office Plaza                                         Birtcher Portfolio                     Y
    121           1      Extra Space - Las Vegas, NV                              Extra Space Self Storage Portfolio #6          Y
    122           1      Extra Space - Columbus, OH (Kenny Road)                  Extra Space Self Storage Portfolio #6          Y
    123           2      Driftwood Apartments                                                                                    Y
    124           1      Walgreens - Hutchinson, KS                                                                              Y
    125           1      CVS - Winter Haven, FL                                                                                  Y
    126           1      Extra Space - Houston, TX                                Extra Space Self Storage Portfolio #6          Y
    127           1      Walgreens - Harris County, TX                                                                           Y
    128           1      603 Dolley Madison Road                                                                                 Y
    129           1      Walgreens - Saint Joseph, MO                                                                            Y
    130           1      Ninth Street North                                                                                      Y
    131           1      Extra Space - Plano, TX                                  Extra Space Self Storage Portfolio #6          Y
    132           2      Turtle Place Apartments                                                                                 Y
    133           1      Extra Space - Memphis TN (Winchester Road)               Extra Space Self Storage Portfolio #6          Y
    134           1      US Storage Center - Gardena, CA                                                                         Y
    135           2      Kentwood Apartments                                                                                     Y
    136           1      Walgreens - Newton, KS                                                                                  Y
    137           2      Barrington Apartments                                                                                   Y
    138           1      Walgreens - Warrensburg, MO                                                                             Y
    139           1      Patterson Pope Building                                                                                 Y
    140           1      Conn's - Austin, TX                                                                                     Y
    141           1      Extra Space - West Palm Beach, FL                        Extra Space Self Storage Portfolio #6          Y
    142           1      Conn's - Cedar Park, TX                                                                                 Y
    143           2      Walworth Ridge Apartments                                                                               Y
    144           1      Extra Space - Austin, TX                                 Extra Space Self Storage Portfolio #6          Y
    145           1      Red Banks Crossing Shopping Center                                                                      Y
    146           1      Extra Space - North Highlands, CA                        Extra Space Self Storage Portfolio #6          Y
    147           2      Landings at Pilot Point Apartments                                                                      Y
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)          Extra Space Self Storage Portfolio #6          Y
    149           1      Extra Space - Columbus, OH (Schofield Drive)             Extra Space Self Storage Portfolio #6          Y
    150           1      Conn's - Hurst, TX                                                                                      Y
    151           1      Rite Aid - Wheelersburg, OH                                                                             Y

(TABLE CONTINUED)

Morgage        Loan
Loan           Group                                                                         Early
Number         Number           Property Name                                             Defeasance             Secured by LC
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                                          N                    N
     2            1      Westin Casuarina Hotel & Spa                                             N                    N
     3            1      Abbey II Pool                                                            N                    Y
    3.01                 Fletcher Parkway Medical Center
    3.02                 Upland Freeway Center
    3.03                 Aliso Viejo Commerce Center
    3.04                 Wimbledon Village
    3.05                 Airport One Office Building(2)
    3.06                 Cityview Plaza Office Park
    3.07                 Commerce Corporate Center
    3.08                 Ming Office Park
    3.09                 Moreno Valley Commerce Center
    3.10                 Glendora Commerce Center(2)
    3.11                 La Mirada Commerce Center
    3.12                 Abbey Center
    3.13                 Arlington II - Riverside
    3.14                 Fresno Airport (Gateway Plaza)(2)
    3.15                 Palm Springs Airport
    3.16                 Mt. Vernon Commerce Center
     4            1      Extra Space PRISA Pool                                                   N                    N
    4.01                 Extra Space PRISA - Brooklyn, NY
    4.02                 Extra Space PRISA - Alexandria, VA
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)
    4.05                 Extra Space PRISA - Hicksville, NY
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)
    4.07                 Extra Space PRISA - Santa Cruz, CA
    4.08                 Extra Space PRISA - Fredericksburg, VA
    4.09                 Extra Space PRISA - Santa Fe, NM
    4.1                  Extra Space PRISA - Birmingham, AL
    4.11                 Extra Space PRISA - Kingston, NY
    4.12                 Extra Space PRISA - Ridge, NY
    4.13                 Extra Space PRISA - Skokie, IL
    4.14                 Extra Space PRISA - Gambrills, MD
    4.15                 Extra Space PRISA - Tyngsboro, MA
    4.16                 Extra Space PRISA - Brookfield, CT
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)
    4.18                 Extra Space PRISA - Aloha, OR
    4.19                 Extra Space PRISA - Belleville, MI
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)
    4.21                 Extra Space PRISA - Dallas, TX
    4.22                 Extra Space PRISA - Mount Laurel, NJ
    4.23                 Extra Space PRISA - Spring, TX
    4.24                 Extra Space PRISA - Towson, MD
    4.25                 Extra Space PRISA - Vancouver, WA
    4.26                 Extra Space PRISA - Moreno Valley, CA
    4.27                 Extra Space PRISA - Harrison, NJ
    4.28                 Extra Space PRISA - Mesa, AZ
    4.29                 Extra Space PRISA - Bartlett, TN
    4.3                  Extra Space PRISA - Hauppauge, NY
    4.31                 Extra Space PRISA - Willoughby, OH
    4.32                 Extra Space PRISA - Mentor, OH
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)
    4.34                 Extra Space PRISA - Amsterdam, NY
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)
     5            1      300 Four Falls Corporate Center(2)                                       N                    N
     6            1      Tiffany Building                                                         N                    N
     7            1      Metro Pointe at South Coast                                              N                    N
     8            1      Eagle Ridge Mall                                                         N                    N
     9            1      One & Olney Square(2)                                                    N                    N
     10           1      501 Second Street                                                        N                    N
     11           1      Knollwood Mall                                                           N                    N
     12           2      Monte Viejo Apartments                                                   N                    N
     13           1      Britannia Business Center II                                             N                    N
     14           1      Birtcher Phoenix Pool                                                    N                    N
   14.01                 AIG Building
   14.02                 TriWest Healthcare Complex
   14.03                 NCS Pearson Building
   14.04                 Hypercom Building
     15           1      Residence Inn - Beverly Hills, CA                                        N                    N
     16           1      Britannia Business Center III                                            N                    N
     17           1      Greenery Mall                                                            N                    N
     18           2      Park Ridge Apartments                                                    N                    N
     19           2      Summerhill Pointe Apartments                                             N                    N
     20           1      Hamburg Village Shopping Center                                          N                    N
     21           1      River City Renaissance Pool                                              N                    N
   21.01                 3501 Stuart Avenue
   21.02                 3115 Monument Avenue
   21.03                 2516 West Grace Street
   21.04                 2716 West Grace Street
   21.05                 2726 West Grace Street
   21.06                 2730 West Grace Street
   21.07                 2734 West Grace Street
   21.08                 711 North Boulevard
   21.09                 801-803 North Boulevard
    21.1                 805 North Boulevard
   21.11                 808 North Boulevard
   21.12                 811 North Boulevard
   21.13                 2215 Monument Avenue
   21.14                 25 North Boulevard
   21.15                 2810 Monument Avenue
   21.16                 706 North Boulevard
   21.17                 2700 West Grace Street
   21.18                 2233 Monument Avenue
   21.19                 803 North Robinson Street
    21.2                 2217 Monument Avenue
   21.21                 2225 Monument Avenue
   21.22                 622 North Boulevard
   21.23                 306 North Nansemond Street
     22           1      Cottonwood Corners Shopping Center                                       N                    N
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase                        N                    N
     24           2      Knollwood Apartments                                                     N                    N
     25           1      Palmer Town Center                                                       N                    N
     26           2      Londontowne Apartments                                                   N                    N
     28           1      Price Plaza Center                                                       N                    N
     29           1      Lake Sweetwater Apartments(2)                                            N                    N
     30           1      Mansions in the Park                                                     N                    N
     31           1      One Riverfront Plaza                                                     N                    N
     32           2      Sherwood Acres Apartments                                                N                    N
     33           1      Walmart - Hazard, KY                                                     N                    N
     35           1      Extra Space - Marina Del Ray, CA                                         N                    N
     36           1      Sugar Mill Apartments                                                    N                    N
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                                   N                    N
     39           2      Willowbend Lake Apartments                                               N                    N
     40           1      Chloe Foods                                                              N                    N
     41           1      Warner Atrium                                                            N                    N
     42           1      Dublin Place Shopping Center                                             N                    N
     43           1      Marriott - Oklahoma City, OK                                             N                    N
     44           2      The Renaissance Apartments                                               N                    N
     45           1      BJB - North Pine Grove                                                   N                    N
     46           1      Woodside Village Shopping Center(2)                                      N                    Y
     47           1      Charter Pointe Apartments                                                N                    N
     48           1      Putnam Place(5)                                                          N                    N
     49           1      Springfield Commons                                                      N                    N
     50           1      One Grumman Road West                                                    N                    N
     51           1      Carriage Oaks Apartments                                                 N                    N
     52           1      Virginia Office Pool(2)                                                  N                    N
   52.01                 Wythe Building
   52.02                 Culpeper Building
   52.03                 Almond Building
   52.04                 Lee Building
   52.05                 Ratcliffe Building
     53           1      Yamato Office Center                                                     N                    N
     54           1      Colonnades West Shopping Center                                          N                    N
     55           2      Vineyard Village Apartments                                              N                    N
     56           1      BJB - West Surf                                                          N                    N
     57           1      Crenshaw Business Park                                                   N                    N
     58           1      Brittany Lane Apartments                                                 N                    N
     59           1      Comfort Inn - Warwick, RI                                                N                    N
     60           1      Holiday Inn Select - Orlando, FL                                         N                    N
     61           2      Camino Real Apartments                                                   N                    N
     62           1      1201 Broadway                                                            N                    N
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                                          N                    N
   64.01                 Settle Inn - Council Bluffs, IA
   64.02                 Settle Inn - Bellevue, NE
   64.03                 Best Western Settle Inn - Omaha, NE
   64.04                 Settle Inn - Lincoln, NE
   64.05                 Settle Inn - Altoona, IA
     65           2      Forestwood Apartments                                                    N                    N
     66           1      Extra Space - Chatsworth, CA                                             N                    N
     67           1      Patrick Commerce Center                                                  N                    N
     68           2      La Fontenay III Apartments                                               N                    N
     69           2      Citifront Apartments                                                     N                    N
     70           2      Wellington Farms Apartments(7)                                           N                    N
     71           1      Scripps Ranch Marketplace II                                             N                    N
     72           1      White Stone Center                                                       N                    Y
     73           2      Parkway Crossing(2)                                                      N                    N
     74           1      Extra Space - Philadelphia, PA                                           N                    N
     75           1      Colonial Estates Apartments                                              N                    N
     76           1      Loudoun Center                                                           N                    N
     77           2      Tropicana Springs                                                        N                    N
     78           1      River Pointe Mall(8)                                                     N                    N
     79           2      Clocktower Apartments                                                    N                    N
     80           2      Villa Sierra Apartments                                                  N                    N
     81           2      Cedar Bluff Apartments                                                   N                    N
     82           1      BJB - Ridge Pool                                                         N                    N
   82.01                 BJB - 2129-2135 Ridge
   82.02                 BJB - 2121 Ridge
     83           1      Kohl's - Wadsworth, OH                                                   N                    N
     84           1      BJB - Oakdale                                                            N                    N
     85           1      Carmel Park II                                                           N                    N
     87           1      Oak Grove Market                                                         N                    N
     88           2      Colonie Apartments                                                       N                    N
     89           1      Key Plaza                                                                N                    N
     90           1      Motel Pool II(6)                                                         N                    N
   90.01                 Best Western - Grand Forks, ND
   90.02                 Best Western - Lincoln, NE
   90.03                 Settle Inn - Grand Forks, ND
   90.04                 Settle Inn - Kaukauna, WI
   90.05                 Super 8 - Seward, NE
     91           1      Extra Space - Cordova, TN                                                N                    N
     92           1      American Equities Technology Center(2)(9)                                N                    N
     93           1      Buena Vista II Apartments                                                N                    N
     94           1      Extra Space - Long Beach, CA                                             N                    N
     95           1      Lake Plaza East                                                          N                    Y
     96           1      BJB - 1575 Oak  Avenue                                                   N                    N
     97           1      Kyrene Corporate Center                                                  N                    N
     98           1      Extra Space - Miami, FL                                                  N                    N
     99           1      BreckenRidge Apartments                                                  N                    N
    100           1      US Storage Center - Long Beach, CA                                       N                    N
    101           2      Lake Pointe Apartments - Phase 2                                         N                    N
    102           1      Extra Space - Naples, FL                                                 N                    N
    103           1      Walgreens - Metairie, LA                                                 N                    N
    104           1      Kmart - West Saint Paul, MN                                              N                    N
    105           1      Extra Space - Burke, VA                                                  N                    N
    106           1      34 South Broadway                                                        N                    N
    107           1      Harris Teeter - Darnestown, MD                                           N                    N
    108           1      BJB - Maple and Dempster Apartments                                      N                    N
    109           1      350 Revolutionary Drive                                                  N                    N
    110           1      445 Dolley Madison Road                                                  N                    N
    111           2      Wyndchase Apartments                                                     N                    N
    112           1      Walgreens - Mauldin, SC                                                  N                    N
    113           1      Extra Space - Dallas, TX                                                 N                    N
    114           1      BJB - 2247 Ridge Avenue                                                  N                    N
    115           2      Carisbrooke Apartments Phase III                                         N                    N
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)                               N                    N
    117           1      Walgreens - Marietta, GA                                                 N                    N
    118           1      Walgreens - North Wilkesboro, NC                                         N                    N
    119           1      Hillcrest Plaza Shopping Center                                          N                    N
    120           1      Dreamy Draw Office Plaza                                                 N                    N
    121           1      Extra Space - Las Vegas, NV                                              N                    N
    122           1      Extra Space - Columbus, OH (Kenny Road)                                  N                    N
    123           2      Driftwood Apartments                                                     N                    N
    124           1      Walgreens - Hutchinson, KS                                               N                    N
    125           1      CVS - Winter Haven, FL                                                   N                    N
    126           1      Extra Space - Houston, TX                                                N                    N
    127           1      Walgreens - Harris County, TX                                            N                    N
    128           1      603 Dolley Madison Road                                                  N                    N
    129           1      Walgreens - Saint Joseph, MO                                             N                    N
    130           1      Ninth Street North                                                       N                    Y
    131           1      Extra Space - Plano, TX                                                  N                    N
    132           2      Turtle Place Apartments                                                  N                    N
    133           1      Extra Space - Memphis TN (Winchester Road)                               N                    N
    134           1      US Storage Center - Gardena, CA                                          N                    N
    135           2      Kentwood Apartments                                                      N                    N
    136           1      Walgreens - Newton, KS                                                   N                    N
    137           2      Barrington Apartments                                                    N                    N
    138           1      Walgreens - Warrensburg, MO                                              N                    N
    139           1      Patterson Pope Building                                                  N                    N
    140           1      Conn's - Austin, TX                                                      N                    N
    141           1      Extra Space - West Palm Beach, FL                                        N                    N
    142           1      Conn's - Cedar Park, TX                                                  N                    N
    143           2      Walworth Ridge Apartments                                                N                    N
    144           1      Extra Space - Austin, TX                                                 N                    N
    145           1      Red Banks Crossing Shopping Center                                       N                    Y
    146           1      Extra Space - North Highlands, CA                                        N                    N
    147           2      Landings at Pilot Point Apartments                                       N                    N
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)                          N                    N
    149           1      Extra Space - Columbus, OH (Schofield Drive)                             N                    N
    150           1      Conn's - Hurst, TX                                                       N                    N
    151           1      Rite Aid - Wheelersburg, OH                                              N                    N



(TABLE CONTINUED)

Morgage        Loan                                                                                               Annual Deposit
Loan           Group                                                               Interest                       to Replacement
Number         Number           Property Name                                     Accrual Method      Lockbox       Reserve
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                             Actual/360        Day 1          58,896
     2            1      Westin Casuarina Hotel & Spa                                Actual/360        Day 1         1,224,204
     3            1      Abbey II Pool                                               Actual/360        Day 1
    3.01                 Fletcher Parkway Medical Center
    3.02                 Upland Freeway Center
    3.03                 Aliso Viejo Commerce Center
    3.04                 Wimbledon Village
    3.05                 Airport One Office Building(2)
    3.06                 Cityview Plaza Office Park
    3.07                 Commerce Corporate Center
    3.08                 Ming Office Park
    3.09                 Moreno Valley Commerce Center
    3.10                 Glendora Commerce Center(2)
    3.11                 La Mirada Commerce Center
    3.12                 Abbey Center
    3.13                 Arlington II - Riverside
    3.14                 Fresno Airport (Gateway Plaza)(2)
    3.15                 Palm Springs Airport
    3.16                 Mt. Vernon Commerce Center
     4            1      Extra Space PRISA Pool                                      Actual/360
    4.01                 Extra Space PRISA - Brooklyn, NY
    4.02                 Extra Space PRISA - Alexandria, VA
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)
    4.05                 Extra Space PRISA - Hicksville, NY
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)
    4.07                 Extra Space PRISA - Santa Cruz, CA
    4.08                 Extra Space PRISA - Fredericksburg, VA
    4.09                 Extra Space PRISA - Santa Fe, NM
    4.1                  Extra Space PRISA - Birmingham, AL
    4.11                 Extra Space PRISA - Kingston, NY
    4.12                 Extra Space PRISA - Ridge, NY
    4.13                 Extra Space PRISA - Skokie, IL
    4.14                 Extra Space PRISA - Gambrills, MD
    4.15                 Extra Space PRISA - Tyngsboro, MA
    4.16                 Extra Space PRISA - Brookfield, CT
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)
    4.18                 Extra Space PRISA - Aloha, OR
    4.19                 Extra Space PRISA - Belleville, MI
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)
    4.21                 Extra Space PRISA - Dallas, TX
    4.22                 Extra Space PRISA - Mount Laurel, NJ
    4.23                 Extra Space PRISA - Spring, TX
    4.24                 Extra Space PRISA - Towson, MD
    4.25                 Extra Space PRISA - Vancouver, WA
    4.26                 Extra Space PRISA - Moreno Valley, CA
    4.27                 Extra Space PRISA - Harrison, NJ
    4.28                 Extra Space PRISA - Mesa, AZ
    4.29                 Extra Space PRISA - Bartlett, TN
    4.3                  Extra Space PRISA - Hauppauge, NY
    4.31                 Extra Space PRISA - Willoughby, OH
    4.32                 Extra Space PRISA - Mentor, OH
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)
    4.34                 Extra Space PRISA - Amsterdam, NY
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)
     5            1      300 Four Falls Corporate Center(2)                          Actual/360      Springing
     6            1      Tiffany Building                                            Actual/360        Day 1
     7            1      Metro Pointe at South Coast                                   30/360
     8            1      Eagle Ridge Mall                                            Actual/360        Day 1
     9            1      One & Olney Square(2)                                       Actual/360        Day 1          58,640
     10           1      501 Second Street                                           Actual/360      Springing
     11           1      Knollwood Mall                                              Actual/360        Day 1
     12           2      Monte Viejo Apartments                                      Actual/360      Springing
     13           1      Britannia Business Center II                                Actual/360      Springing        44,702
     14           1      Birtcher Phoenix Pool                                       Actual/360                       44,141
   14.01                 AIG Building
   14.02                 TriWest Healthcare Complex
   14.03                 NCS Pearson Building
   14.04                 Hypercom Building
     15           1      Residence Inn - Beverly Hills, CA                           Actual/360        Day 1          381,669
     16           1      Britannia Business Center III                               Actual/360      Springing        90,238
     17           1      Greenery Mall                                               Actual/360                       39,439
     18           2      Park Ridge Apartments                                       Actual/360                       84,216
     19           2      Summerhill Pointe Apartments                                Actual/360
     20           1      Hamburg Village Shopping Center                             Actual/360
     21           1      River City Renaissance Pool                                 Actual/360                       90,500
   21.01                 3501 Stuart Avenue
   21.02                 3115 Monument Avenue
   21.03                 2516 West Grace Street
   21.04                 2716 West Grace Street
   21.05                 2726 West Grace Street
   21.06                 2730 West Grace Street
   21.07                 2734 West Grace Street
   21.08                 711 North Boulevard
   21.09                 801-803 North Boulevard
    21.1                 805 North Boulevard
   21.11                 808 North Boulevard
   21.12                 811 North Boulevard
   21.13                 2215 Monument Avenue
   21.14                 25 North Boulevard
   21.15                 2810 Monument Avenue
   21.16                 706 North Boulevard
   21.17                 2700 West Grace Street
   21.18                 2233 Monument Avenue
   21.19                 803 North Robinson Street
    21.2                 2217 Monument Avenue
   21.21                 2225 Monument Avenue
   21.22                 622 North Boulevard
   21.23                 306 North Nansemond Street
     22           1      Cottonwood Corners Shopping Center                          Actual/360      Springing        42,167
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase           Actual/360        Day 1
     24           2      Knollwood Apartments                                        Actual/360                       166,848
     25           1      Palmer Town Center                                          Actual/360        Day 1
     26           2      Londontowne Apartments                                      Actual/360                       138,400
     28           1      Price Plaza Center                                          Actual/360        Day 1
     29           1      Lake Sweetwater Apartments(2)                               Actual/360        Day 1
     30           1      Mansions in the Park                                        Actual/360                       52,800
     31           1      One Riverfront Plaza                                        Actual/360        Day 1          13,400
     32           2      Sherwood Acres Apartments                                   Actual/360                       125,632
     33           1      Walmart - Hazard, KY                                        Actual/360      Springing
     35           1      Extra Space - Marina Del Ray, CA                            Actual/360      Springing        17,052
     36           1      Sugar Mill Apartments                                       Actual/360                       48,800
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                      Actual/360
     39           2      Willowbend Lake Apartments                                  Actual/360                       89,640
     40           1      Chloe Foods                                                 Actual/360        Day 1
     41           1      Warner Atrium                                               Actual/360                       18,860
     42           1      Dublin Place Shopping Center                                Actual/360
     43           1      Marriott - Oklahoma City, OK                                Actual/360                       336,918
     44           2      The Renaissance Apartments                                  Actual/360      Springing        90,000
     45           1      BJB - North Pine Grove                                      Actual/360                       26,500
     46           1      Woodside Village Shopping Center(2)                         Actual/360                        9,057
     47           1      Charter Pointe Apartments                                   Actual/360                       54,288
     48           1      Putnam Place(5)                                             Actual/360      Springing        31,735
     49           1      Springfield Commons                                         Actual/360                       31,125
     50           1      One Grumman Road West                                       Actual/360        Day 1          73,506
     51           1      Carriage Oaks Apartments                                    Actual/360                       84,000
     52           1      Virginia Office Pool(2)                                     Actual/360      Springing        60,268
   52.01                 Wythe Building
   52.02                 Culpeper Building
   52.03                 Almond Building
   52.04                 Lee Building
   52.05                 Ratcliffe Building
     53           1      Yamato Office Center                                        Actual/360
     54           1      Colonnades West Shopping Center                             Actual/360
     55           2      Vineyard Village Apartments                                 Actual/360                       40,394
     56           1      BJB - West Surf                                             Actual/360                       31,000
     57           1      Crenshaw Business Park                                      Actual/360                       21,705
     58           1      Brittany Lane Apartments                                    Actual/360                       47,250
     59           1      Comfort Inn - Warwick, RI                                   Actual/360                       178,289
     60           1      Holiday Inn Select - Orlando, FL                            Actual/360                       224,218
     61           2      Camino Real Apartments                                      Actual/360        Day 1          56,907
     62           1      1201 Broadway                                               Actual/360
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                             Actual/360      Springing        234,486
   64.01                 Settle Inn - Council Bluffs, IA
   64.02                 Settle Inn - Bellevue, NE
   64.03                 Best Western Settle Inn - Omaha, NE
   64.04                 Settle Inn - Lincoln, NE
   64.05                 Settle Inn - Altoona, IA
     65           2      Forestwood Apartments                                       Actual/360                       65,552
     66           1      Extra Space - Chatsworth, CA                                Actual/360      Springing        64,092
     67           1      Patrick Commerce Center                                     Actual/360
     68           2      La Fontenay III Apartments                                  Actual/360                       60,512
     69           2      Citifront Apartments                                        Actual/360                       31,000
     70           2      Wellington Farms Apartments(7)                              Actual/360      Springing        63,250
     71           1      Scripps Ranch Marketplace II                                  30/360                          4,008
     72           1      White Stone Center                                          Actual/360                        6,971
     73           2      Parkway Crossing(2)                                         Actual/360      Springing        68,448
     74           1      Extra Space - Philadelphia, PA                              Actual/360      Springing        80,832
     75           1      Colonial Estates Apartments                                 Actual/360                       48,000
     76           1      Loudoun Center                                              Actual/360                        8,038
     77           2      Tropicana Springs                                           Actual/360      Springing        35,000
     78           1      River Pointe Mall(8)                                        Actual/360      Springing        25,961
     79           2      Clocktower Apartments                                       Actual/360                       43,290
     80           2      Villa Sierra Apartments                                     Actual/360                       60,750
     81           2      Cedar Bluff Apartments                                      Actual/360                       38,208
     82           1      BJB - Ridge Pool                                            Actual/360                       15,500
   82.01                 BJB - 2129-2135 Ridge
   82.02                 BJB - 2121 Ridge
     83           1      Kohl's - Wadsworth, OH                                      Actual/360
     84           1      BJB - Oakdale                                               Actual/360                       17,000
     85           1      Carmel Park II                                              Actual/360      Springing        12,678
     87           1      Oak Grove Market                                            Actual/360
     88           2      Colonie Apartments                                          Actual/360                       46,372
     89           1      Key Plaza                                                   Actual/360        Day 1          12,453
     90           1      Motel Pool II(6)                                            Actual/360      Springing        169,491
   90.01                 Best Western - Grand Forks, ND
   90.02                 Best Western - Lincoln, NE
   90.03                 Settle Inn - Grand Forks, ND
   90.04                 Settle Inn - Kaukauna, WI
   90.05                 Super 8 - Seward, NE
     91           1      Extra Space - Cordova, TN                                   Actual/360      Springing        13,428
     92           1      American Equities Technology Center(2)(9)                   Actual/360                       14,475
     93           1      Buena Vista II Apartments                                   Actual/360                       41,200
     94           1      Extra Space - Long Beach, CA                                Actual/360      Springing        29,208
     95           1      Lake Plaza East                                             Actual/360
     96           1      BJB - 1575 Oak  Avenue                                      Actual/360                       14,250
     97           1      Kyrene Corporate Center                                     Actual/360                        5,319
     98           1      Extra Space - Miami, FL                                     Actual/360      Springing        11,604
     99           1      BreckenRidge Apartments                                     Actual/360                       27,360
    100           1      US Storage Center - Long Beach, CA                          Actual/360                       15,393
    101           2      Lake Pointe Apartments - Phase 2                            Actual/360                       25,000
    102           1      Extra Space - Naples, FL                                    Actual/360      Springing        12,372
    103           1      Walgreens - Metairie, LA                                    Actual/360        Day 1
    104           1      Kmart - West Saint Paul, MN                                 Actual/360
    105           1      Extra Space - Burke, VA                                     Actual/360      Springing        11,328
    106           1      34 South Broadway                                           Actual/360                       11,922
    107           1      Harris Teeter - Darnestown, MD                              Actual/360
    108           1      BJB - Maple and Dempster Apartments                         Actual/360                       13,000
    109           1      350 Revolutionary Drive                                     Actual/360        Day 1
    110           1      445 Dolley Madison Road                                     Actual/360                        5,123
    111           2      Wyndchase Apartments                                        Actual/360                       37,250
    112           1      Walgreens - Mauldin, SC                                     Actual/360        Day 1
    113           1      Extra Space - Dallas, TX                                    Actual/360      Springing        15,768
    114           1      BJB - 2247 Ridge Avenue                                     Actual/360                        9,250
    115           2      Carisbrooke Apartments Phase III                            Actual/360                       18,000
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)                  Actual/360        Day 1
    117           1      Walgreens - Marietta, GA                                    Actual/360
    118           1      Walgreens - North Wilkesboro, NC                            Actual/360
    119           1      Hillcrest Plaza Shopping Center                             Actual/360                        8,639
    120           1      Dreamy Draw Office Plaza                                    Actual/360                        7,452
    121           1      Extra Space - Las Vegas, NV                                 Actual/360      Springing        11,196
    122           1      Extra Space - Columbus, OH (Kenny Road)                     Actual/360      Springing         9,348
    123           2      Driftwood Apartments                                        Actual/360                       25,600
    124           1      Walgreens - Hutchinson, KS                                  Actual/360      Springing
    125           1      CVS - Winter Haven, FL                                      Actual/360      Springing
    126           1      Extra Space - Houston, TX                                   Actual/360      Springing        13,368
    127           1      Walgreens - Harris County, TX                               Actual/360
    128           1      603 Dolley Madison Road                                     Actual/360                        4,335
    129           1      Walgreens - Saint Joseph, MO                                Actual/360      Springing
    130           1      Ninth Street North                                          Actual/360                        2,327
    131           1      Extra Space - Plano, TX                                     Actual/360      Springing        11,688
    132           2      Turtle Place Apartments                                     Actual/360                       22,000
    133           1      Extra Space - Memphis TN (Winchester Road)                  Actual/360      Springing        11,844
    134           1      US Storage Center - Gardena, CA                             Actual/360                        8,165
    135           2      Kentwood Apartments                                         Actual/360                       20,800
    136           1      Walgreens - Newton, KS                                      Actual/360      Springing
    137           2      Barrington Apartments                                       Actual/360                       15,525
    138           1      Walgreens - Warrensburg, MO                                 Actual/360      Springing
    139           1      Patterson Pope Building                                     Actual/360                       12,090
    140           1      Conn's - Austin, TX                                         Actual/360      Springing
    141           1      Extra Space - West Palm Beach, FL                           Actual/360      Springing        29,424
    142           1      Conn's - Cedar Park, TX                                     Actual/360      Springing
    143           2      Walworth Ridge Apartments                                   Actual/360                       10,000
    144           1      Extra Space - Austin, TX                                    Actual/360      Springing         8,616
    145           1      Red Banks Crossing Shopping Center                          Actual/360                        2,843
    146           1      Extra Space - North Highlands, CA                           Actual/360      Springing         9,936
    147           2      Landings at Pilot Point Apartments                          Actual/360                       15,000
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)             Actual/360      Springing        11,064
    149           1      Extra Space - Columbus, OH (Schofield Drive)                Actual/360      Springing        34,716
    150           1      Conn's - Hurst, TX                                          Actual/360      Springing
    151           1      Rite Aid - Wheelersburg, OH                                 Actual/360      Springing



(TABLE CONTINUED)

                                                                                       Initial
                                                                                      Deposit to
Morgage        Loan                                                                    Capital                         Ongoing
Loan           Group                                                                 Improvements    Initial TI/LC     TI/LC
Number         Number           Property Name                                         Reserve         Escrow           Footnote
------------------------------------------------------------------------------------------------------------------------------------
     1            1      Hyatt Center(1)                                                             12,968,321
     2            1      Westin Casuarina Hotel & Spa
     3            1      Abbey II Pool                                                   425,438
    3.01                 Fletcher Parkway Medical Center
    3.02                 Upland Freeway Center
    3.03                 Aliso Viejo Commerce Center
    3.04                 Wimbledon Village
    3.05                 Airport One Office Building(2)
    3.06                 Cityview Plaza Office Park
    3.07                 Commerce Corporate Center
    3.08                 Ming Office Park
    3.09                 Moreno Valley Commerce Center
    3.10                 Glendora Commerce Center(2)
    3.11                 La Mirada Commerce Center
    3.12                 Abbey Center
    3.13                 Arlington II - Riverside
    3.14                 Fresno Airport (Gateway Plaza)(2)
    3.15                 Palm Springs Airport
    3.16                 Mt. Vernon Commerce Center
     4            1      Extra Space PRISA Pool                                          927,248
    4.01                 Extra Space PRISA - Brooklyn, NY
    4.02                 Extra Space PRISA - Alexandria, VA
    4.03                 Extra Space PRISA - Hawaiian Gardens, CA
    4.04                 Extra Space PRISA - Miami, FL (Coral Way)
    4.05                 Extra Space PRISA - Hicksville, NY
    4.06                 Extra Space PRISA - Los Angeles, CA (North Vine Street)
    4.07                 Extra Space PRISA - Santa Cruz, CA
    4.08                 Extra Space PRISA - Fredericksburg, VA
    4.09                 Extra Space PRISA - Santa Fe, NM
    4.1                  Extra Space PRISA - Birmingham, AL
    4.11                 Extra Space PRISA - Kingston, NY
    4.12                 Extra Space PRISA - Ridge, NY
    4.13                 Extra Space PRISA - Skokie, IL
    4.14                 Extra Space PRISA - Gambrills, MD
    4.15                 Extra Space PRISA - Tyngsboro, MA
    4.16                 Extra Space PRISA - Brookfield, CT
    4.17                 Extra Space PRISA - Miami, FL (NW 2nd Avenue)
    4.18                 Extra Space PRISA - Aloha, OR
    4.19                 Extra Space PRISA - Belleville, MI
    4.2                  Extra Space PRISA - Los Angeles, CA (Fountain Avenue)
    4.21                 Extra Space PRISA - Dallas, TX
    4.22                 Extra Space PRISA - Mount Laurel, NJ
    4.23                 Extra Space PRISA - Spring, TX
    4.24                 Extra Space PRISA - Towson, MD
    4.25                 Extra Space PRISA - Vancouver, WA
    4.26                 Extra Space PRISA - Moreno Valley, CA
    4.27                 Extra Space PRISA - Harrison, NJ
    4.28                 Extra Space PRISA - Mesa, AZ
    4.29                 Extra Space PRISA - Bartlett, TN
    4.3                  Extra Space PRISA - Hauppauge, NY
    4.31                 Extra Space PRISA - Willoughby, OH
    4.32                 Extra Space PRISA - Mentor, OH
    4.33                 Extra Space PRISA - Memphis, TN (Covington Way)
    4.34                 Extra Space PRISA - Amsterdam, NY
    4.35                 Extra Space PRISA - Memphis, TN (Raleigh-LaGrange Road)
     5            1      300 Four Falls Corporate Center(2)                                          1,000,000     (3)
     6            1      Tiffany Building
     7            1      Metro Pointe at South Coast
     8            1      Eagle Ridge Mall
     9            1      One & Olney Square(2)                                            6,750                    (3)
     10           1      501 Second Street
     11           1      Knollwood Mall
     12           2      Monte Viejo Apartments
     13           1      Britannia Business Center II                                                              (3)
     14           1      Birtcher Phoenix Pool                                            32,000      375,000      (3)
   14.01                 AIG Building
   14.02                 TriWest Healthcare Complex
   14.03                 NCS Pearson Building
   14.04                 Hypercom Building
     15           1      Residence Inn - Beverly Hills, CA
     16           1      Britannia Business Center III                                                             (3)
     17           1      Greenery Mall                                                                             (3)
     18           2      Park Ridge Apartments
     19           2      Summerhill Pointe Apartments
     20           1      Hamburg Village Shopping Center
     21           1      River City Renaissance Pool                                      99,750
   21.01                 3501 Stuart Avenue
   21.02                 3115 Monument Avenue
   21.03                 2516 West Grace Street
   21.04                 2716 West Grace Street
   21.05                 2726 West Grace Street
   21.06                 2730 West Grace Street
   21.07                 2734 West Grace Street
   21.08                 711 North Boulevard
   21.09                 801-803 North Boulevard
    21.1                 805 North Boulevard
   21.11                 808 North Boulevard
   21.12                 811 North Boulevard
   21.13                 2215 Monument Avenue
   21.14                 25 North Boulevard
   21.15                 2810 Monument Avenue
   21.16                 706 North Boulevard
   21.17                 2700 West Grace Street
   21.18                 2233 Monument Avenue
   21.19                 803 North Robinson Street
    21.2                 2217 Monument Avenue
   21.21                 2225 Monument Avenue
   21.22                 622 North Boulevard
   21.23                 306 North Nansemond Street
     22           1      Cottonwood Corners Shopping Center                               63,694                   (3)
     23           1      The Shoppes at Eastchase & The Plaza at Eastchase
     24           2      Knollwood Apartments                                            198,000
     25           1      Palmer Town Center
     26           2      Londontowne Apartments                                           66,825
     28           1      Price Plaza Center
     29           1      Lake Sweetwater Apartments(2)
     30           1      Mansions in the Park
     31           1      One Riverfront Plaza
     32           2      Sherwood Acres Apartments                                        61,600
     33           1      Walmart - Hazard, KY
     35           1      Extra Space - Marina Del Ray, CA                                186,875
     36           1      Sugar Mill Apartments
     37                  RESERVED(4)
     38           2      The Timbers Apartments                                           30,938
     39           2      Willowbend Lake Apartments                                       14,850
     40           1      Chloe Foods                                                                               (3)
     41           1      Warner Atrium                                                    4,375                    (3)
     42           1      Dublin Place Shopping Center
     43           1      Marriott - Oklahoma City, OK                                     7,500
     44           2      The Renaissance Apartments                                       37,500
     45           1      BJB - North Pine Grove
     46           1      Woodside Village Shopping Center(2)
     47           1      Charter Pointe Apartments                                        74,140
     48           1      Putnam Place(5)                                                  16,563
     49           1      Springfield Commons                                                                       (3)
     50           1      One Grumman Road West                                            33,375     2,000,000
     51           1      Carriage Oaks Apartments
     52           1      Virginia Office Pool(2)                                         171,750      223,215      (3)
   52.01                 Wythe Building
   52.02                 Culpeper Building
   52.03                 Almond Building
   52.04                 Lee Building
   52.05                 Ratcliffe Building
     53           1      Yamato Office Center
     54           1      Colonnades West Shopping Center
     55           2      Vineyard Village Apartments
     56           1      BJB - West Surf
     57           1      Crenshaw Business Park
     58           1      Brittany Lane Apartments
     59           1      Comfort Inn - Warwick, RI                                        13,169
     60           1      Holiday Inn Select - Orlando, FL                                 45,031
     61           2      Camino Real Apartments                                           12,500
     62           1      1201 Broadway
     63                  RESERVED(4)
     64           1      Motel Pool I(6)                                                  24,688
   64.01                 Settle Inn - Council Bluffs, IA
   64.02                 Settle Inn - Bellevue, NE
   64.03                 Best Western Settle Inn - Omaha, NE
   64.04                 Settle Inn - Lincoln, NE
   64.05                 Settle Inn - Altoona, IA
     65           2      Forestwood Apartments
     66           1      Extra Space - Chatsworth, CA                                    113,125
     67           1      Patrick Commerce Center
     68           2      La Fontenay III Apartments                                       27,500
     69           2      Citifront Apartments
     70           2      Wellington Farms Apartments(7)                                   33,750
     71           1      Scripps Ranch Marketplace II                                                              (3)
     72           1      White Stone Center
     73           2      Parkway Crossing(2)
     74           1      Extra Space - Philadelphia, PA                                  187,500
     75           1      Colonial Estates Apartments
     76           1      Loudoun Center                                                               800,000      (3)
     77           2      Tropicana Springs                                                5,250
     78           1      River Pointe Mall(8)
     79           2      Clocktower Apartments
     80           2      Villa Sierra Apartments                                          86,250
     81           2      Cedar Bluff Apartments                                           28,050
     82           1      BJB - Ridge Pool
   82.01                 BJB - 2129-2135 Ridge
   82.02                 BJB - 2121 Ridge
     83           1      Kohl's - Wadsworth, OH
     84           1      BJB - Oakdale
     85           1      Carmel Park II                                                                            (3)
     87           1      Oak Grove Market
     88           2      Colonie Apartments                                               30,250
     89           1      Key Plaza                                                        22,500
     90           1      Motel Pool II(6)                                                189,551
   90.01                 Best Western - Grand Forks, ND
   90.02                 Best Western - Lincoln, NE
   90.03                 Settle Inn - Grand Forks, ND
   90.04                 Settle Inn - Kaukauna, WI
   90.05                 Super 8 - Seward, NE
     91           1      Extra Space - Cordova, TN                                        1,688
     92           1      American Equities Technology Center(2)(9)                        56,875                   (3)
     93           1      Buena Vista II Apartments                                        49,060
     94           1      Extra Space - Long Beach, CA                                     62,125
     95           1      Lake Plaza East
     96           1      BJB - 1575 Oak  Avenue
     97           1      Kyrene Corporate Center                                                      125,000      (3)
     98           1      Extra Space - Miami, FL                                          12,125
     99           1      BreckenRidge Apartments                                          39,600
    100           1      US Storage Center - Long Beach, CA                               18,125
    101           2      Lake Pointe Apartments - Phase 2
    102           1      Extra Space - Naples, FL                                         60,000
    103           1      Walgreens - Metairie, LA
    104           1      Kmart - West Saint Paul, MN
    105           1      Extra Space - Burke, VA                                          1,625
    106           1      34 South Broadway                                                16,250                   (3)
    107           1      Harris Teeter - Darnestown, MD
    108           1      BJB - Maple and Dempster Apartments
    109           1      350 Revolutionary Drive
    110           1      445 Dolley Madison Road                                                                   (3)
    111           2      Wyndchase Apartments                                             4,375
    112           1      Walgreens - Mauldin, SC
    113           1      Extra Space - Dallas, TX
    114           1      BJB - 2247 Ridge Avenue                                          9,625
    115           2      Carisbrooke Apartments Phase III
    116           1      Walgreens - Houston, TX (Hillcroft Avenue)
    117           1      Walgreens - Marietta, GA
    118           1      Walgreens - North Wilkesboro, NC
    119           1      Hillcrest Plaza Shopping Center
    120           1      Dreamy Draw Office Plaza                                         15,813                   (3)
    121           1      Extra Space - Las Vegas, NV                                      5,375
    122           1      Extra Space - Columbus, OH (Kenny Road)                          3,125
    123           2      Driftwood Apartments                                             26,400
    124           1      Walgreens - Hutchinson, KS
    125           1      CVS - Winter Haven, FL
    126           1      Extra Space - Houston, TX                                        6,250
    127           1      Walgreens - Harris County, TX
    128           1      603 Dolley Madison Road                                                                   (3)
    129           1      Walgreens - Saint Joseph, MO
    130           1      Ninth Street North
    131           1      Extra Space - Plano, TX                                          18,750
    132           2      Turtle Place Apartments
    133           1      Extra Space - Memphis TN (Winchester Road)                       5,625
    134           1      US Storage Center - Gardena, CA                                  22,113
    135           2      Kentwood Apartments                                              34,760
    136           1      Walgreens - Newton, KS
    137           2      Barrington Apartments
    138           1      Walgreens - Warrensburg, MO
    139           1      Patterson Pope Building                                         194,375
    140           1      Conn's - Austin, TX
    141           1      Extra Space - West Palm Beach, FL                                41,563
    142           1      Conn's - Cedar Park, TX
    143           2      Walworth Ridge Apartments
    144           1      Extra Space - Austin, TX                                         16,375
    145           1      Red Banks Crossing Shopping Center
    146           1      Extra Space - North Highlands, CA                                53,875
    147           2      Landings at Pilot Point Apartments
    148           1      Extra Space - Memphis TN (Mount Moriah Terrace)                  5,625
    149           1      Extra Space - Columbus, OH (Schofield Drive)                     18,750
    150           1      Conn's - Hurst, TX
    151           1      Rite Aid - Wheelersburg, OH


(1) One Mortgage Loan, representing 6.4% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund with respect to this Mortgage Loan, unless otherwise specified.

(2) Certain of the Mortgage Loans detail "as-stabilized" appraised values as indicated by appraisal dates in the future. Reserves were generally taken at closing in order to address the difference between the "as-is" and "as-stabilized" valuation. See RISK FACTORS - The Mortgage Loans - Inspections and Appraisals May Not Accurately Reflect Value or Condition of Mortgage Property.

(3) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(4) Loan numbers 37 and 63 were removed from Annex A-1 included in the Free Writing Prospectus, dated December 4, 2005.

(5)   This reserve will escrow at $31,735 annually for the first 48 payments.

(6) Annual Deposit to Replacement Reserves is based on reserves payable each calendar month for March through November. The Lender, may upon notice to Borrower, increase the monthly amounts required to be deposited into the reserve account to a monthly amount equal to 1/9th of 4.0% of the total gross annual revenues for the most recent full calendar year, effective on the first monthly payment date occurring after noticed is served.

(7) For purposes of determining the DSC ratio for one Mortgage Loan, representing 0.4% of the Cut-Off Date Pool Balance, the DSC ratio was calculated by taking into account the financial performance of the related Mortgaged Property on a "stabilized" basis that is consistent with the respective performance-related criteria required to obtain release of certain escrows pursuant to the related Mortgage Loan documents.

(8)   This reserve will escrow at $25,961 annually for the first 48 payments.

(9) With respect to one Mortgage Loan, representing 0.3% of the Cutoff Date Pool Balance, in the event the related borrower does not satisfy certain economic performance criteria specified in the related mortgage loan documents, funds deposited in certain reserve accounts are required to be used to pay down the principal balance of the related mortgage loan.